                          ANNUAL REPORT
                          NOVEMBER 30, 2001

PRUDENTIAL
HEALTH SCIENCES FUND

                          FUND TYPE
                          Sector stock

                          OBJECTIVE
                          Long-term capital appreciation


                          This report is not authorized for
                          distribution to prospective investors
                          unless preceded or accompanied by a current prospectus.

                          The views expressed in this report and
                          information about the Fund's portfolio
                          holdings are for the period covered by
                          this report and are subject to change
                          thereafter.

Prudential Financial is a service mark of The Prudential Insurance Company of
America, Newark, NJ, and its affiliates.

                          (LOGO)

Prudential Sector Funds, Inc. Prudential Health Sciences Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Health Sciences Fund
(the Fund) seeks to achieve long-term
capital appreciation by investing at
least 80% of assets plus borrowings for
investment purposes in securities of
companies in the health sciences
sector, such as pharmaceutical
companies, biotechnology companies,
medical devices manufacturers,
healthcare service providers and HMOs
that derive a substantial portion of
their sales from healthcare-related
products or services. The Fund is
divided into two approximately equal
subportfolios. One is the Strategically
Managed Portfolio, which is actively
managed and holds a relatively small
number of securities in which the
managers have the highest
confidence. The other is the Enhanced
Index Portfolio, which consists of
securities selected from those in the
benchmark Standard & Poor's Super-
Composite Health Care Index (S&P SC
Health Care Index). Quantitative
models are used to create a sample that
is representative of the Index, but
with overweighted and underweighted
holdings designed to increase the
likelihood of performing better than
the benchmark. The Fund may be affected
to a greater extent by any single
economic, political, or regulatory
development than a mutual fund that
does not focus its investments on
specific economic sectors. There can be
no assurance that the Fund will achieve
its investment objective.

Portfolio Composition
Sectors expressed as a percentage of
net assets as of 11/30/01
49.3%  Pharmaceuticals
26.9   Biotechnology
13.8   Healthcare Providers & Services
 7.0   Healthcare Equipment & Supplies
 0.1   Internet Software & Services
 2.9   Cash & Equivalents

Five Largest Holdings
Expressed as a percentage of
net assets as of 11/30/01
11.3%  Pfizer, Inc.
       Pharmaceuticals

 6.0   American Home Products Corp.
       Pharmaceuticals

 5.8   Sepracor, Inc.
       Biotechnology

 5.0   Aviron
       Biotechnology

 4.8   Johnson & Johnson
       Pharmaceuticals

Holdings are subject to change.

     www.PruFN.com  (800) 225-1852

Annual Report  November 30, 2001

Cumulative Total Returns1                As of 11/30/01
                                         One           Since
                                         Year        Inception2
Class A                                  0.76%         88.56%
Class B                                  0.06          85.13
Class C                                  0.06          85.13
Class Z                                  1.14          89.87
Lipper Health/Biotechnology Fund Avg.3  -8.00          58.91

Average Annual Total Returns1            As of 12/31/01
                                         One           Since
                                         Year        Inception2
Class A                                 -6.26%         27.59%
Class B                                 -6.59          28.42
Class C                                 -3.95          28.72
Class Z                                 -0.95          30.61

Past performance is not indicative of
future results. Principal and
investment return will fluctuate so
that an investor's shares, when
redeemed, may be worth more or less
than their original cost.
1 Source: Prudential Investments LLC
and Lipper Inc. The cumulative total
returns do not take into account sales
charges. The average annual total
returns do take into account applicable
sales charges. The Fund charges a
maximum front-end sales charge of 5%
for Class A shares. Class B shares are
subject to a declining contingent
deferred sales charge (CDSC) of 5%, 4%,
3%, 2%, 1%, and 1% for six years.
Approximately seven years after
purchase, Class B shares will
automatically convert to Class A shares
on a quarterly basis. Class C shares
are subject to a front-end sales charge
of 1% and a CDSC of 1% for shares
redeemed within 18 months of purchase.
Class Z shares are not subject to a
sales charge or distribution and
service (12b-1) fees. The cumulative
and average annual total returns in the
tables above do not reflect the
deduction of taxes that a shareholder
would pay on fund distributions or
following the redemption of fund
shares.

2 Inception date: Class A, B, C, and Z, 6/30/99.

3 The Lipper Average is unmanaged, and
is based on the average return for all
funds in each share class for the
one-year and since inception periods in
the Lipper Health/Biotechnology Fund
category. Funds in the Lipper
Health/Biotechnology Fund Average
invest at least 65% of their assets in
equity securities of companies engaged
in healthcare, medicine, and
biotechnology. These returns would be
lower if they included the effect of
sales charges.
                       1

(LOGO)              January 15, 2002

DEAR SHAREHOLDER,
The Prudential Health Sciences Fund's
fiscal year ended November 30, 2001 was
a very volatile time for healthcare
stocks. During the year 2000, which
included one month of the Fund's
reporting period, the healthcare sector
benefited from its noncyclicality--its
relative isolation from the impact of
the slowing economy. At the beginning
of 2001, the first of the Federal
Reserve's string of interest-rate cuts
produced a spurt of optimism that led
investors to take their profits on
healthcare stocks and turn to cyclical
sectors. The S&P SC Health Care Index,
the Fund's benchmark, fell sharply.
However, as economic news deteriorated
through 2001, healthcare stocks began
to look attractive once more. The Index
bottomed on March 22 and began to
regain ground. Investor confidence
continued to fluctuate, driving further
swings in the prices of healthcare
stocks. We finished the reporting
period moving upward.

The net result of this turmoil was a
6.15% decline for the Index--a much
milder fall than that of the broad
market. The Lipper Health/Biotechnology
Fund Average, representing the average
performance of the Fund's peers, fell
even more. In this context, the
positive 0.76% return of the Fund's
Class A shares (-4.28% to those paying
the maximum one-time Class A share
sales charge) placed it in the top
fifth of the 126 funds in the Lipper
group. The outperformance was achieved
primarily by strong stock selection in the Fund's Strategically Managed Portfolio, which found good performers in a diverse group of healthcare industries.

For more on the Fund's performance,
please refer to the Investment
Advisers' Report that follows.

Sincerely,

David R. Odenath, Jr., President
Prudential Sector Funds, Inc./Prudential Health Sciences Fund

Prudential Sector Funds, Inc. Prudential Health Sciences Fund

Annual Report  November 30, 2001

INVESTMENT ADVISERS' REPORT

THE WHOLE MARKET FELL
Despite the substantial rise in
healthcare share prices in the Fund's
prior fiscal year, the sector was the
strongest of the growth sectors over
the fiscal year ended November 30,
2001. At a time of falling profits,
earnings of healthcare companies
declined less than those of technology
companies, although there were some
notable disappointments among large-cap
drug companies. However, there were no
inventory or overbuilding issues
clouding the future. Even after their
very strong relative performance in
2000, the valuations of healthcare
stocks--their prices compared to the
earnings or book value of the
companies--were still attractive in 2001 when compared to other growth stocks.
Investors were withdrawing from equity
investments generally, so the 0.76%
return of the Fund's Class A shares
represented a solid performance.

THE ENHANCED INDEX PORTFOLIO IN LINE WITH ITS BENCHMARK
About half the Fund's assets are in its
Enhanced Index Portfolio, which is
designed to outperform its benchmark
index over the long term, but
without differing from it substantially
on any risk factor (such as industry
composition or company size). Over this
reporting period, the Portfolio
performed marginally better than the
Index. On the positive side, it
slightly overweighted companies that
perform services for the health
industry. This industry had generally
strong returns. Moreover, our stock
selection within the industry--including emphasis on good performers such as Pharmaceutical Product Development-- enhanced the benefit of the overweight.
On the negative side, our weighting decisions in the medical specialties industry were relatively weak. For example, we didn't hold
Boston Scientific, a small company that
more than doubled in price. Overall, by
performing slightly better than the
benchmark S&P SC Health Care Index, the
Portfolio made a significant contribution to the Fund's outperformance of the Lipper Average.

Prudential Sector Funds, Inc. Prudential Health Sciences Fund

Holdings expressed as a percentage of the specified portfolio

Comments on Largest Holdings--
Strategically Managed Portfolio  As of 11/30/01
-------------------------------------------------------------------
10.2%  Sepracor, Inc./Biotechnology
       Sepracor improves drugs whose patents are nearing expiration with techniques that can produce a product that is more effective or has fewer side effects than the original. It normally licenses the improved product back to the developer of the original drug, but intends to market many on its own. It expects approval of its second new drug application, for a nonsedating antihistamine that we expect to be the best in its class, by fall 2002. It should file its third application in the spring of 2002.

 9.1   Aviron/Biotechnology
       Aviron develops innovative vaccines such as a flu vaccine that can be delivered through a nasal spray and can be used with children--a largely unserved market today. After the end of our reporting period, MedImmune announced its intention to acquire Aviron at a premium to its share price at the time of the announcement. We intend to hold the combined company, whose products include several treatments for respiratory virus infections.

 7.7   ViroPharma, Inc./Biotechnology
       ViroPharma develops drugs for diseases caused by RNA viruses, including Picovir for a severe form of the common cold. After the market overreacted to company-related bad news, we built a large position at a very favorable price. The company hopes to get FDA approval in 2002. Its treatments for hepatitis and RSV (a respiratory tract virus that causes pneumonia in children) are in early development.

 7.4   American Home Products Corp./Pharmaceuticals
       The shares of American Home Products, one of the large drug companies, sell at a substantial discount to those of comparable drug companies. Because it has no patents expiring soon and several newly launched products, it is one of only two large drug companies that did not have to reduce earnings estimates for 2002.

 6.9   Pfizer, Inc./Pharmaceuticals
       Pfizer is the largest and fastest-growing drug firm in the United States, and the second largest in the world. We expect annual earnings growth above 20% for the next few years. Its products include Lipitor and Norvasc for cardiovascular disease, and Viagra for impotence.

Five Largest Holdings--Enhanced Index Portfolio        As of 11/30/01

                             Industry           % of Total Enhanced       % of S&P SC
Security                       Group            Index Market Value     Health Care Index*
Pfizer, Inc.              Pharmaceuticals               16.9%                16.6%
Johnson & Johnson         Pharmaceuticals               10.7                 10.7
Merck & Co., Inc.         Pharmaceuticals                9.6                  9.4
Bristol-Myers Squibb Co.  Pharmaceuticals                6.3                  6.3
Eli Lilly & Co.           Pharmaceuticals                5.3                  5.6
*Source: Standard & Poor's, based on data retrieved by Factset.
Holdings are subject to change.

                www.PruFN.com  (800) 225-1852

Annual Report  November 30, 2001

RESEARCH PAYS OFF
The other half of the Fund's assets are
in its Strategically Managed Portfolio.
By far, the largest contribution to its
return over this period came from
our large position in ViroPharma (see
Comments on Largest Holdings--
Strategically Managed Portfolio).
Because we were familiar with the
company's pipelines and with the
progress of its drugs through the
testing process, we were well-
positioned to move when Pleconaril,
ViroPharma's oral drug for viral
meningitis and viral respiratory
infections, failed its late-phase
clinical trial. Many investors bailed
out, and the share price fell. We knew
the test would be repeated, and we had
confidence in both the drug and the
company. We made a substantial
opportunistic purchase at the reduced
price. The stock soon rose, and we
quickly made a substantial profit.

The second largest contributor to our
return, Forest Laboratories, was a
similar story. Forest Labs is a
specialty pharmaceutical company. Its
shares fell in March because of
questions about its drug pipelines and
the sustainability of its earnings.
However, we were familiar with the
quality of its pipeline. After the
stock sold off, we bought more at a low
price. We benefited within a month from
the shares' price recovery. We took
some of our profits, but we still have
a significant position.

BIOTECHNOLOGY STOCKS WERE MIXED
In addition to ViroPharma, several
other biotechnology stocks had healthy
gains. We took our profits on many,
including Scios and Genta. They made
significant positive contributions to
the Fund's return.
zzzzzzzzzzzzzzzz
However, most of our biotechnology
holdings lost ground. By and large,
investors purchase biotechnology stocks
expecting earnings explosions
several years in the future. When
investors became timid in 2001 and
looked for "visible" (immediately
foreseeable) profits, many
biotechnology stocks declined. Some
of the Portfolio's larger losses came
from NPS Pharmaceuticals, Avigen,
Aviron, and MedImmune. MedImmune announced
its intention to acquire Aviron after the
end of our reporting period (see
Comments on Largest Holdings--
Strategically Managed Portfolio).
                                       5

Prudential Sector Funds, Inc. Prudential Health Sciences Fund

Annual Report  November 30, 2001

NPS was a very good holding for us in
2000. After it began to correct in
2001, we sold our position on the way
down, but not before it had a
substantial negative impact on this
period's return. Our position in Avigen
was small, but its decline had one of
the largest negative impacts on the
Portfolio. It had setbacks in the
development of a gene therapy for
hemophiliacs. We think that over the
long term, the drug has excellent
potential, and the stock is a good
value at the lower price.

A LARGE, VOLATILE HOLDING
Sepracor (see Comments on Largest
Holdings--Strategically Managed
Portfolio) was the Portfolio's fifth
largest holding as the period began. It
had licensed r-fluoxetine to Eli Lilly
to replace Lilly's blockbuster
antidepressant Prozac. Trial data
showed a small increase in abnormal
heart rhythms, and the agreement was
terminated. We owned both stocks, and
they both fell. Sepracor had
disappointments or delays on two
partnered royalty-bearing drugs as
well. We added to our position
significantly at a very low price
because its fully owned drugs remained
on track. The stock made a strong
recovery by the end of the fiscal year.

LARGE DRUG COMPANY STOCKS FELL
We had positions of various sizes in
five of the seven biggest pharmaceutical companies. By coincidence, a large number of drug patents are expiring around 2001 and 2002, and the drug giants faced a wave of competition from generic manufacturers.
This led to disappointing profit expectations in a group that had been favored because its earnings traditionally are relatively stable.
The Fund as a whole will normally have significant positions in these companies because the risk controls in the Enhanced Index Portfolio prevent substantial deviations from their Index weighting. However, the exposure of the Strategically Managed
Portfolio may vary quite a bit. We sold
much of our position in Lilly in a poor
market because we thought it had
farther to fall. It was among the
largest detractors from the Portfolio's
return. By contrast, at period-end,
American Home Products, Pfizer (see
Comments on Largest Holdings--
Strategically Managed Portfolio for
            www.PruFN.com  (800) 225-1852

both), and Abbott Laboratories were
among the Portfolio's largest
positions. All three made modest
positive contributions to its return
because we bought when prices were low.

LOOKING AHEAD
We expect a better year for healthcare
stocks. We don't believe that the fall
in their prices reflects any real
change in the earnings prospects of
companies in the sector. Rather,
investors appear to have reduced the
premium that they are willing to pay
for future growth, particularly when
that growth is not accompanied by
present earnings.

The near-term impact of generic
competition as well as continuing
pricing pressures is, in our view,
already reflected in the share prices
of the large drug companies. The prices
of biotechnology stocks are more
expensive in relation to the sector's
near-term profit expectations, but
these stocks should still
perform well when potential earnings
growth is taken into consideration.

Prudential Health Sciences Fund Management Team

                             ANNUAL REPORT
                             NOVEMBER 30, 2001

PRUDENTIAL
HEALTH SCIENCES FUND


                             FINANCIAL STATEMENTS

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Portfolio of Investments as of November 30, 2001

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.1%
Common Stocks  96.9%
-------------------------------------------------------------------------------------
Biotechnology  26.7%
     225,200   Amgen, Inc.(a)                                       $     14,960,036
     110,400   Avigen, Inc.(a)                                             1,104,000
     578,800   Aviron(a)                                                  21,444,540
      15,900   Biogen, Inc.(a)                                               936,669
     176,300   BioMarin Pharmaceutical, Inc.(a)                            2,115,600
      14,300   Cephalon, Inc.(a)                                           1,040,182
      13,800   Chiron Corp.(a)                                               598,920
      80,300   Genentech, Inc.(a)                                          4,613,235
       7,400   Genzyme Corp.(a)                                              404,188
      11,600   IDEC Pharmaceuticals Corp.(a)                                 815,480
      94,200   Immunex Corp.(a)                                            2,543,400
       1,895   MedImmune, Inc.(a)                                             83,570
      15,200   Millennium Pharmaceuticals, Inc.(a)                           518,168
      94,000   OSI Pharmaceuticals, Inc.(a)                                4,557,120
     177,600   Protein Design Labs, Inc.(a)                                6,693,744
     492,100   Sepracor, Inc.(a)                                          24,555,790
     358,600   Serono SA (ADR) (Switzerland)                               7,570,046
      22,700   Techne Corp.(a)                                               720,498
      82,500   V.I. Technologies, Inc.(a)                                    612,150
     842,000   ViroPharma, Inc.(a)                                        18,069,320
                                                                    ----------------
                                                                         113,956,656
-------------------------------------------------------------------------------------
Health Care Equipment & Supplies  7.0%
      11,900   Apogent Technologies, Inc.                                    290,360
      29,300   Applera Corp. - Applied Biosystems Group                      969,830
      29,700   ArthroCare Corp.(a)                                           483,516
     141,000   Baxter International, Inc.                                  7,332,000
       9,800   Beckman Coulter, Inc.                                         410,620
       9,600   Becton, Dickinson & Co.                                       325,152
      41,975   Biomet, Inc.                                                1,174,880

    See Notes to Financial Statements                                      9

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Portfolio of Investments as of November 30, 2001 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
       2,700   C.R. Bard, Inc.                                      $        170,316
      17,300   CONMED Corp.(a)                                               310,535
       8,000   Cytyc Corp.(a)                                                195,520
       4,800   Datascope Corp.                                               180,048
      12,200   DENTSPLY International, Inc.                                  568,154
       3,500   Diagnostic Products Corp.                                     151,935
      32,000   Edwards Lifesciences Corp.(a)                                 808,000
      50,500   Guidant Corp.(a)                                            2,464,905
      10,500   INAMED Corp.(a)                                               269,850
       4,900   Invacare Corp.                                                173,460
     125,472   Medtronic, Inc.                                             5,932,316
         500   PolyMedica Corp.(a)                                            11,500
      12,700   ResMed, Inc.(a)                                               742,950
      22,600   Respironics, Inc.(a)                                          713,934
       3,900   Sola International, Inc.(a)                                    70,278
      14,700   St. Jude Medical, Inc.(a)                                   1,095,150
      16,900   STERIS Corp.(a)                                               328,367
      30,700   Stryker Corp.                                               1,685,737
       3,400   Sybron Dental Specialties, Inc.(a)                             65,280
       5,100   The Cooper Cos., Inc.                                         224,910
      29,000   Theragenics Corp.(a)                                          256,650
      65,800   Therasense, Inc.(a)                                         1,526,560
       6,400   Visx, Inc.(a)                                                  84,480
      22,620   Zimmer Holdings, Inc.(a)                                      729,721
                                                                    ----------------
                                                                          29,746,914
-------------------------------------------------------------------------------------
Health Care Providers & Services  13.8%
      23,700   Accredo Health, Inc.(a)                                       875,952
      12,700   AdvancePCS(a)                                                 351,663
       2,100   Aetna, Inc.                                                    65,457
      42,300   AMN Healthcare Services, Inc.(a)                            1,099,800
      62,600   Anthem, Inc.(a)                                             3,183,210
     200,000   Apria Healthcare Group, Inc.(a)                             4,812,000
     776,700   Caremark Rx, Inc.(a)                                       11,650,500
      17,200   CIGNA Corp.                                                 1,569,156

    10                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Portfolio of Investments as of November 30, 2001 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
     265,300   Community Health Care(a)                             $      6,794,333
      21,400   Coventry Health Care, Inc.(a)                                 448,972
       4,700   Cyrolife, Inc.(a)                                             143,820
     149,600   Express Scripts, Inc.(a)                                    6,148,560
      11,900   First Health Group Corp.(a)                                   286,195
      66,200   HCA, Inc.                                                   2,567,898
       2,700   Health Management Associates, Inc.(a)                          52,677
      28,000   Health Net, Inc.(a)                                           560,000
     200,300   HEALTHSOUTH Corp.(a)                                        2,948,416
      14,100   Henry Schein, Inc.(a)                                         566,820
      33,600   Humana, Inc.(a)                                               422,688
      18,400   LifePoint Hospitals, Inc.(a)                                  624,864
      14,200   Manor Care, Inc.(a)                                           331,570
      19,500   Mid Atlantic Medical Services, Inc.(a)                        395,655
     270,500   Omnicell, Inc.(a)                                           2,372,285
      17,200   Oxford Health Plans, Inc.(a)                                  495,532
      13,200   PacifiCare Health Systems, Inc.(a)                            231,660
       1,900   Pediatrix Medical Group, Inc.(a)                               66,785
      21,200   Pharmaceutical Product Development, Inc.(a)                   511,344
      14,200   Quest Diagnostics, Inc.(a)                                    876,992
       3,200   Rural/Metro Corp.(a)                                            1,376
      11,900   Sierra Health Services, Inc.(a)                               106,505
       7,200   Syncor International Corp.(a)                                 187,416
      42,100   Tenet Healthcare Corp.(a)                                   2,526,000
       5,400   Trigon Healthcare, Inc.(a)                                    349,110
      42,700   UnitedHealth Group, Inc.                                    3,050,915
      24,300   Universal Health Services, Inc.(a)                          1,018,413
       9,100   Wellpoint Health Networks, Inc.(a)                          1,072,890
                                                                    ----------------
                                                                          58,767,429
-------------------------------------------------------------------------------------
Internet Software & Services  0.1%
     139,100   Allscripts Heathcare Solutions, Inc.(a)                       452,075
-------------------------------------------------------------------------------------
Pharmaceuticals  49.3%
     334,000   Abbott Laboratories                                        18,370,000
     184,000   Adolor Corp.(a)                                             2,741,600
      39,400   Allergan, Inc.                                              2,974,306

    See Notes to Financial Statements                                     11

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Portfolio of Investments as of November 30, 2001 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
     427,100   American Home Products Corp.                         $     25,668,710
      57,200   Barr Laboratories, Inc.(a)                                  4,178,460
     223,300   Bristol-Myers Squibb Co.                                   12,004,608
     121,400   Eli Lilly & Co.                                            10,036,138
     272,400   Emisphere Technologies, Inc.(a)                             7,763,400
     139,100   Forest Laboratories, Inc.(a)                                9,848,280
     390,500   ICN Pharmaceuticals, Inc.                                  11,629,090
     240,000   Ista Pharmaceuticals, Inc.(a)                               1,123,200
      19,125   IVAX Corp.(a)                                                 393,975
     347,864   Johnson & Johnson                                          20,263,078
      21,766   King Pharmaceuticals, Inc.(a)                                 867,157
       2,000   Medicis Pharmaceutical Corp.(a)                               118,200
     270,200   Merck & Co., Inc.                                          18,306,050
      17,500   Mylan Laboratories, Inc.                                      603,400
   1,115,350   Pfizer, Inc.                                               48,305,809
     196,765   Pharmacia Corp.                                             8,736,366
     176,600   Schering-Plough Corp.                                       6,309,918
       3,340   Shire Pharmaceuticals Group PLC (ADR) (United
                Kingdom)(a)                                                  119,906
                                                                    ----------------
                                                                         210,361,651
                                                                    ----------------
               Total common stocks (cost $357,422,964)                   413,284,725
                                                                    ----------------
PREFERRED STOCKS  0.2%
     200,000   Geneva Proteomics, Inc. (Switzerland)(a)(b)(c)
                (cost $1,100,000; purchased 7/7/00)                        1,100,000
                                                                    ----------------
               Total long-term investments (cost $358,522,964)           414,384,725
                                                                    ----------------

    12                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Portfolio of Investments as of November 30, 2001 Cont'd.

Principal
Amount
(000)         Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  2.6%
Commercial Paper  2.1%
$ 9,127,000   American Express Credit Corp.
               2.08%, 12/3/01 (cost $9,127,000)                   $      9,127,000
-------------------------------------------------------------------------------------
Repurchase Agreement  0.2%
        668   Joint Repurchase Agreement Account,
               2.117%, 12/3/01 (cost $668,000; Note 5)                     668,000
-------------------------------------------------------------------------------------
U.S. Government Securities  0.3%
              United States Treasury Bills
        100   1.96%, 12/27/01(d)                                            99,859
      1,000   2.04%, 12/27/01(d)                                           998,527
        100   2.17%, 12/27/01(d)                                            99,843
        200   2.30%, 12/27/01(d)                                           199,367
                                                                  ----------------
              Total U.S. government securities
               (cost $1,397,596)                                         1,397,596
                                                                  ----------------
              Total short-term investments
               (cost $11,192,596)                                       11,192,596
                                                                  ----------------
              Total Investments before Short Sales  99.7%
               (cost $369,715,560; Note 4)                             425,577,321
                                                                  ----------------
INVESTMENTS SOLD SHORT  (0.3)%
   (48,100)   Immunex Corp.(a) (proceeds $1,135,569)                    (1,298,700)
                                                                  ----------------
              Total Investments, Net of Short Sales  99.4%
               (cost $368,579,991)                                     424,278,621
              Other assets in excess of liabilities  0.6%                2,366,209
                                                                  ----------------
              Net Assets  100%                                    $    426,644,830
                                                                  ----------------
                                                                  ----------------

------------------------------
ADR--American Depository Receipt.
PLC--Public Limited Company.
(a) Non-income producing security.
(b) Fair-valued security.
(c) Indicates a restricted security; the aggregate cost of such securities is $1,100,000. The aggregate value of $1,100,000 is approximately 0.3% of net assets at November 30, 2001.
(d) Pledged as collateral for securities sold short.
    See Notes to Financial Statements                                     13

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Statement of Assets and Liabilities

                                                                November 30, 2001
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $369,715,560)                         $ 425,577,321
Receivable for investments sold                                       4,134,801
Receivable for Fund shares sold                                         814,200
Dividends and interest receivable                                       327,104
Due from broker for securities sold short                               164,093
Other assets                                                              3,615
                                                                -----------------
      Total assets                                                  431,021,134
                                                                -----------------
LIABILITIES
Payable to custodian                                                     12,696
Investments sold short, at value (proceeds $1,135,569)                1,298,700
Payable for Fund shares repurchased                                   1,185,811
Payable for investments purchased                                     1,130,992
Distribution fees payable                                               258,506
Management fee payable                                                  254,232
Accrued expenses                                                        234,631
Foreign withholding taxes payable                                           736
                                                                -----------------
      Total liabilities                                               4,376,304
                                                                -----------------
NET ASSETS                                                        $ 426,644,830
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                           $     277,068
   Paid-in capital in excess of par                                 351,159,171
                                                                -----------------
                                                                    351,436,239
   Net investment loss                                                     (736)
   Accumulated net realized gain on investments and foreign
      currency transactions                                          19,510,691
   Net unrealized appreciation on investments and foreign
      currencies                                                     55,698,636
                                                                -----------------
Net assets, November 30, 2001                                     $ 426,644,830
                                                                -----------------
                                                                -----------------

    14                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Statement of Assets and Liabilities Cont'd.

                                                                November 30, 2001
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($92,196,390 / 5,903,289 shares of common stock issued
      and outstanding)                                                   $15.62
   Maximum sales charge (5% of offering price)                              .82
                                                                -----------------
   Maximum offering price to public                                      $16.44
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($215,087,151 / 14,060,265 shares of common stock
      issued and outstanding)                                            $15.30
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share
      ($86,886,538 / 5,679,863 shares of common stock issued
      and outstanding)                                                   $15.30
   Sales charge (1% of offering price)                                      .15
                                                                -----------------
   Offering price to public                                              $15.45
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($32,474,751 / 2,063,344 shares of common stock
      issued and outstanding)                                            $15.74
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     15

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                November 30, 2001
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)
Income
   Dividends (net of foreign withholding tax of $4,449)           $   2,746,545
   Interest                                                             608,742
                                                                -----------------
      Total income                                                    3,355,287
                                                                -----------------
Expenses
   Management fee                                                     3,141,697
   Distribution fee--Class A                                            236,756
   Distribution fee--Class B                                          2,078,059
   Distribution fee--Class C                                            861,762
   Transfer agent's fees and expenses                                   625,000
   Reports to shareholders                                              230,000
   Custodian's fees and expenses                                        150,000
   Registration fees                                                     83,000
   Legal fees and expenses                                               51,000
   Audit fee                                                             26,000
   Directors' fees                                                       17,000
   Loan interest expense (Note 2)                                         2,000
   Miscellaneous                                                         27,950
                                                                -----------------
      Total expenses                                                  7,530,224
                                                                -----------------
Net investment loss                                                  (4,174,937)
                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                           26,959,911
   Short sales                                                        2,739,905
   Foreign currency transactions                                           (984)
                                                                -----------------
                                                                     29,698,832
                                                                -----------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                      (29,358,830)
   Short sales                                                         (163,131)
   Foreign currencies                                                     1,047
                                                                -----------------
                                                                    (29,520,914)
                                                                -----------------
Net gain on investments                                                 177,918
                                                                -----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $  (3,997,019)
                                                                -----------------
                                                                -----------------

    16                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Statement of Changes in Net Assets

                                                      Year Ended November 30,
                                                 ---------------------------------
                                                       2001               2000
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                             $  (4,174,937)     $ (2,032,022)
   Net realized gain on investments and
      foreign currency transactions                   29,698,832        81,640,373
   Net change in unrealized appreciation on
      investments and foreign currencies             (29,520,914)       72,087,893
                                                 -----------------    ------------
   Net increase (decrease) in net assets
      resulting from operations                       (3,997,019)      151,696,244
                                                 -----------------    ------------
Distributions:
   Distributions from net realized gains
      Class A                                        (16,243,229)         (560,664)
      Class B                                        (37,148,258)       (1,526,461)
      Class C                                        (15,531,365)         (667,678)
      Class Z                                         (5,182,158)         (172,194)
                                                 -----------------    ------------
                                                     (74,105,010)       (2,926,997)
                                                 -----------------    ------------
Fund share transactions (Net of share
conversions)
   Net proceeds from shares sold                     125,442,307       205,918,863
   Net asset value of shares issued in
      reinvestment of distributions                   71,109,521         2,809,025
   Cost of shares reacquired                        (137,504,979)      (92,435,645)
                                                 -----------------    ------------
   Net increase in net assets from Fund share
      transactions                                    59,046,849       116,292,243
                                                 -----------------    ------------
Total increase (decrease)                            (19,055,180)      265,061,490
NET ASSETS
Beginning of year                                    445,700,010       180,638,520
                                                 -----------------    ------------
End of year                                        $ 426,644,830      $445,700,010
                                                 -----------------    ------------
                                                 -----------------    ------------

    See Notes to Financial Statements                                     17

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements

      Prudential Sector Funds, Inc. (the 'Company') is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company presently consists of four Portfolios: Prudential Financial Services Fund, Prudential Utility Fund, Prudential Technology Fund and Prudential Health Sciences Fund (the 'Fund'). The financial statements of the other Portfolios are not presented herein. Investment operations for the Fund commenced on June 30, 1999. The Fund is non-diversified and its investment objective is long-term capital appreciation which is sought by investing primarily in equity-related securities of U.S. companies engaged in the drug, healthcare, medicine, medical device and biotechnology group of industries.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange and NASDAQ
National Market System securities are valued at the last reported sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices or at the last bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued by an independent pricing agent or principal market maker. Short-term securities which mature in more than 60 days are valued based on current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager and subadviser.

      All securities are valued as of 4:15 p.m., New York time.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
    18

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements Cont'd.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net realized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

      Short Sales:    The Fund may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular securities and may be obligated to return any interest or dividends received on such borrowed securities. Payments, known as 'variation margin', are made or received by the Fund each day, depending on the daily fluctuations in value of the
                                                                          19

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements Cont'd.

security sold short. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received, respectively.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company's expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at a Portfolio level.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each Portfolio in the Company is treated as a separate tax paying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Reclassification of Capital Accounts:    The Company accounts for and
reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. For the year ended November 30, 2001, the Fund reclassified current tax operating losses, net foreign currency losses and redemptions utilized as distributions for federal income tax purposes by decreasing undistributed net investment loss by $4,175,319, decreasing accumulated net realized gains on investments and foreign currency transactions by $6,631,155 and increasing paid-in capital in excess of par by $2,455,836. Net investment loss, net realized gains and net assets were not affected by this change.
    20

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements Cont'd.

Note 2. Agreements
The Company has a management agreement for the Fund with Prudential Investments LLC ('PI'), formerly known as Prudential Investments Fund Management LLC. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. PI has entered into subadvisory agreements with Prudential Investment Management, Inc. ('PIM'), formerly known as The Prudential Investment Corporation, and Jennison Associates LLC ('Jennison'). Each subadviser furnishes investment advisory services in connection with the management of a portion of the investment portfolio of the Fund. PI pays for the services of PIM and Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of .75% of the Fund's average daily net assets.

      The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended November 30, 2001.

      PIMS has advised the Fund that it received approximately $381,500 and $152,200 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended November 30, 2001. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended November 30, 2001, it received approximately $599,300 and $55,800 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

      PI, PIM, PIMS and Jennison are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America ('Prudential').
                                                                          21

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements Cont'd.

      The Company, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. Effective September 14, 2001, the maximum commitment under the SCA was increased from $500 million to $930 million through December 31, 2001. Effective January 1, 2002, the commitment will be reduced to $500 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 4, 2002. Prior to March 9, 2001, the maximum commitment was $1 billion. All other terms and conditions are unchanged. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions.

      The Fund utilized the line of credit during the year ended November 30, 2001. The average daily balance, for the two days the Fund had debt outstanding during the year was approximately $7,262,500 at a weighted average interest rate of approximately 5.563%.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company's transfer agent. During the year ended November 30, 2001, the Fund incurred fees of approximately $562,000 for the services of PMFS. As of November 30, 2001, approximately $49,300 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended November 30, 2001 were $383,112,243 and $387,906,911, respectively.

      The United States federal income tax basis of the Fund's investments at November 30, 2001 was $372,457,751 and, accordingly, net unrealized appreciation for United States federal income tax purposes was $53,119,570 (gross unrealized appreciation--$63,342,726; gross unrealized depreciation--$10,223,156).

Note 5. Joint Repurchase Agreement Account
The Company, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of November 30, 2001, the Fund had a .10%
    22

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements Cont'd.

undivided interest in the joint account. The undivided interest for the Fund represents $668,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

      Credit Suisse First Boston Corp., 2.12%, in the principal amount of $95,500,000, repurchase price $95,516,871, due 12/3/01. The value of the collateral including accrued interest was $97,413,779.

      Credit Suisse First Boston Corp., 2.13%, in the principal amount of $114,000,000, repurchase price $114,020,235, due 12/3/01. The value of the collateral including accrued interest was $116,282,800.

      Greenwich Capital Markets, Inc., 2.12%, in the principal amount of $209,500,000, repurchase price $209,537,011, due 12/3/01. The value of the collateral including accrued interest was $213,694,091.

      State Street Bank & Trust Co., 2.05%, in the principal amount of $36,440,000, repurchase price $36,446,225, due 12/3/01. The value of the collateral including accrued interest was $37,171,527.

      UBS Warburg, 2.12%, in the principal amount of $209,500,000, repurchase price $209,537,011, due 12/3/01. The value of the collateral including accrued interest was $213,690,510.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales charge or redemption charge and are offered exclusively for sale to a limited group of investors.
                                                                          23

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements Cont'd.

      There are 400 million shares of $.01 par value per share common stock authorized, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 100 million authorized shares.

      Transactions in shares of common stock were as follows:

Class A                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended November 30, 2001:
Shares sold                                                    2,117,197    $ 32,183,447
Shares issued in reinvestment of distributions                   995,497      15,588,289
Shares reacquired                                             (2,975,102)    (42,880,794)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     137,592       4,890,942
Shares issued upon conversion from Class B                       465,333       7,113,267
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    602,925    $ 12,004,209
                                                              ----------    ------------
                                                              ----------    ------------
Year ended November 30, 2000:
Shares sold                                                    3,470,317    $ 54,138,804
Shares issued in reinvestment of distributions                    38,339         532,140
Shares reacquired                                             (1,896,199)    (27,596,099)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   1,612,457      27,074,845
Shares issued upon conversion from Class B                       315,058       4,790,652
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  1,927,515    $ 31,865,497
                                                              ----------    ------------
                                                              ----------    ------------
Class B
------------------------------------------------------------
Year ended November 30, 2001:
Shares sold                                                    3,396,667    $ 50,876,411
Shares issued in reinvestment of distributions                 2,287,490      35,341,206
Shares reacquired                                             (3,316,764)    (48,457,671)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   2,367,393      37,759,946
Shares reacquired upon conversion into Class A                  (472,477)     (7,113,267)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  1,894,916    $ 30,646,679
                                                              ----------    ------------
                                                              ----------    ------------
Year ended November 30, 2000:
Shares sold                                                    6,440,795    $ 95,004,047
Shares issued in reinvestment of distributions                   105,423       1,453,777
Shares reacquired                                             (2,287,146)    (34,219,402)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   4,259,072      62,238,422
Shares reacquired upon conversion into Class A                  (317,396)     (4,790,652)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  3,941,676    $ 57,447,770
                                                              ----------    ------------
                                                              ----------    ------------

    24

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements Cont'd.

Class C                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended November 30, 2001:
Shares sold                                                    1,278,413    $ 19,172,691
Shares issued in reinvestment of distributions                   977,360      15,103,345
Shares reacquired                                             (1,692,346)    (24,636,669)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    563,427    $  9,639,367
                                                              ----------    ------------
                                                              ----------    ------------
Year ended November 30, 2000:
Shares sold                                                    2,146,959    $ 31,804,891
Shares issued in reinvestment of distributions                    47,409         653,773
Shares reacquired                                             (1,376,343)    (19,937,208)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    818,025    $ 12,521,456
                                                              ----------    ------------
                                                              ----------    ------------
Class Z
------------------------------------------------------------
Year ended November 30, 2001:
Shares sold                                                    1,512,595    $ 23,209,758
Shares issued in reinvestment of distributions                   322,779       5,076,681
Shares reacquired                                             (1,446,101)    (21,529,845)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    389,273    $  6,756,594
                                                              ----------    ------------
                                                              ----------    ------------
Year ended November 30, 2000:
Shares sold                                                    1,591,722    $ 24,971,121
Shares issued in reinvestment of distributions                    12,165         169,335
Shares reacquired                                               (700,195)    (10,682,936)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    903,692    $ 14,457,520
                                                              ----------    ------------
                                                              ----------    ------------

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Financial Highlights

                                                          Class A
                                       ----------------------------------------------
                                                                           June 30,
                                                                           1999(b)
                                          Year Ended November 30,          Through
                                       -----------------------------     November 30,
                                           2001             2000             1999
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                   $  18.51         $  10.86         $  10.00
                                       ------------     ------------     ------------
Income from investment operations
Net investment loss                          (.01)            (.01)(d)         (.02)(d)
Net realized and unrealized gain
   on investments and foreign
   currency transactions                      .10             7.81              .88
                                       ------------     ------------     ------------
      Total from investment
      operations                              .09             7.80              .86
                                       ------------     ------------     ------------
Less distributions:
Distributions from net realized
gains                                       (2.98)            (.15)              --
                                       ------------     ------------     ------------
Net asset value, end of period           $  15.62         $  18.51         $  10.86
                                       ------------     ------------     ------------
                                       ------------     ------------     ------------
TOTAL RETURN(a):                              .76%           72.32%            8.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)          $ 92,196         $ 98,129         $ 36,646
Average net assets (000)                 $ 94,702         $ 59,890         $ 32,032
Ratios to average net assets:
   Expenses, including
      distribution and service
      (12b-1) fees                           1.29%            1.10%(d)         1.59%(c)(d)
   Expenses, excluding
      distribution and service
      (12b-1) fees                           1.04%             .85%(d)         1.34%(c)(d)
   Net investment loss                       (.49)%           (.13)%(d)        (.43)%(c)(d)
For Class A, B, C and Z shares:
Portfolio turnover rate                        94%             138%              61%

------------------------------
(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
    26                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Financial Highlights Cont'd.

                                                          Class B
                                       ----------------------------------------------
                                                                           June 30,
                                                                           1999(b)
                                          Year Ended November 30,          Through
                                       -----------------------------     November 30,
                                           2001             2000             1999
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                   $  18.31         $  10.83         $  10.00
                                       ------------     ------------     ------------
Income from investment operations
Net investment loss                          (.21)            (.11)(d)         (.05)(d)
Net realized and unrealized gain
   on investments and foreign
   currency transactions                      .18             7.74              .88
                                       ------------     ------------     ------------
      Total from investment
      operations                             (.03)            7.63              .83
                                       ------------     ------------     ------------
Less distributions:
Distributions from net realized
gains                                       (2.98)            (.15)              --
                                       ------------     ------------     ------------
Net asset value, end of period           $  15.30         $  18.31         $  10.83
                                       ------------     ------------     ------------
                                       ------------     ------------     ------------
TOTAL RETURN(a):                              .06%           70.85%            8.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)          $215,087         $222,772         $ 89,061
Average net assets (000)                 $207,806         $156,579         $ 74,448
Ratios to average net assets:
   Expenses, including
      distribution and service
      (12b-1) fees                           2.04%            1.85%(d)         2.34%(c)(d)
   Expenses, excluding
      distribution and service
      (12b-1) fees                           1.04%             .85%(d)         1.34%(c)(d)
   Net investment loss                      (1.24)%           (.87)%(d)       (1.20)%(c)(d)

------------------------------
(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
    See Notes to Financial Statements                                     27

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Financial Highlights Cont'd.

                                                          Class C
                                       ----------------------------------------------
                                                                           June 30,
                                                                           1999(b)
                                          Year Ended November 30,          Through
                                       -----------------------------     November 30,
                                           2001             2000             1999
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                   $  18.31         $  10.83         $  10.00
                                       ------------     ------------     ------------
Income from investment operations
Net investment loss                          (.22)            (.12)(d)         (.05)(d)
Net realized and unrealized gain
   on investments and foreign
   currency transactions                      .19             7.75              .88
                                       ------------     ------------     ------------
      Total from investment
      operations                             (.03)            7.63              .83
                                       ------------     ------------     ------------
Less distributions:
Distributions from net realized
gains                                       (2.98)            (.15)              --
                                       ------------     ------------     ------------
Net asset value, end of period           $  15.30         $  18.31         $  10.83
                                       ------------     ------------     ------------
                                       ------------     ------------     ------------
TOTAL RETURN(a):                              .06%           70.85%            8.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)          $ 86,887         $ 93,698         $ 46,551
Average net assets (000)                 $ 86,176         $ 69,491         $ 41,090
Ratios to average net assets:
   Expenses, including
      distribution and service
      (12b-1) fees                           2.04%            1.85%(d)         2.34%(c)(d)
   Expenses, excluding
      distribution and service
      (12b-1) fees                           1.04%             .85%(d)         1.34%(c)(d)
   Net investment loss                      (1.23)%           (.87)%(d)       (1.18)%(c)(d)

------------------------------
(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
    28                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Financial Highlights Cont'd.

                                                          Class Z
                                       ----------------------------------------------
                                                                           June 30,
                                                                           1999(b)
                                          Year Ended November 30,          Through
                                       -----------------------------     November 30,
                                           2001             2000             1999
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                   $  18.58         $  10.88         $  10.00
                                       ------------     ------------     ------------
Income from investment operations
Net investment income (loss)                  .04           .01(d)             (.01)(d)
Net realized and unrealized gain
   on investments and foreign
   currency transactions                      .10             7.84              .89
                                       ------------     ------------     ------------
      Total from investment
      operations                              .14             7.85              .88
                                       ------------     ------------     ------------
Less distributions:
Distributions from net realized
gains                                       (2.98)            (.15)              --
                                       ------------     ------------     ------------
Net asset value, end of period           $  15.74         $  18.58         $  10.88
                                       ------------     ------------     ------------
                                       ------------     ------------     ------------
TOTAL RETURN(a):                             1.14%           72.55%            8.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)          $ 32,475         $ 31,101         $  8,381
Average net assets (000)                 $ 30,209         $ 17,429         $  6,932
Ratios to average net assets:
   Expenses, including
      distribution and service
      (12b-1) fees                           1.04%             .85%(d)         1.34%(c)(d)
   Expenses, excluding
      distribution and service
      (12b-1) fees                           1.04%             .85%(d)         1.34%(c)(d)
   Net investment income (loss)              (.25)%            .12%(d)         (.20)%(c)(d)

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
    See Notes to Financial Statements                                     29

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential Sector Funds, Inc.--Prudential Health Sciences Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Sector Funds, Inc.--Prudential Health Sciences Fund (the 'Fund') at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
January 18, 2002
    30

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (November 30, 2001) as to the federal tax status of distributions paid by the Fund during such fiscal year. Accordingly, we are advising you that the Fund paid distributions for Class A, B, C, and Z shares totaling $2.98 per share, comprised of $2.39 per share short-term capital gains which are taxable as ordinary income and $.59 per share long-term capital gains which are taxable as such.

      In January 2002, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to federal tax status of the distributions received by you in calendar 2001.
                                                                          31

Prudential Sector Funds, Inc. Prudential Health Sciences Fund

Prudential Mutual Funds

Prudential offers a broad range of
mutual funds designed to meet your
individual needs. For information about
these funds, contact your financial
professional or call us at (800) 225-
1852. Read the prospectus carefully
before you invest or send money.

PRUDENTIAL MUTUAL FUNDS
------------------------------------------
Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
  Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund

Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund

Balanced/Allocation Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
         www.PruFN.com  (800) 225-1852

Prudential Municipal Series Fund
  Florida Series
  New Jersey Series
  New York Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  New Jersey Money Market Series
  New York Money Market Series

Tax-Free Money Market Funds
Command Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
COMMAND Government Fund
COMMAND Money Fund
Special Money Market Fund, Inc.*
  Money Market Series

STRATEGIC PARTNERS
MUTUAL FUNDS**
------------------------------------------
Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund

Special Money Market Fund, Inc.*
  Money Market Series


* This Fund is not a direct purchase money fund and is only an exchangeable money fund.
**Not exchangeable with the Prudential mutual funds.

Prudential Sector Funds, Inc. Prudential Health Sciences Fund

Class A  Growth of a $10,000 Investment

                  (GRAPH)

Average Annual Total Returns as of                      11/30/01
                       One Year    Five Years    Ten Years  Since Inception
With Sales Charge       -4.28%        N/A           N/A          27.20%
Without Sales Charge     0.76%        N/A           N/A          29.92%

Past performance is not indicative of
future results. Principal and
investment return will fluctuate so
that an investor's shares, when
redeemed, may be worth more or less
than their original cost. The graph
compares a $10,000 investment in the
Prudential Health Sciences Fund (Class
A shares) with a similar investment in
the Standard & Poor's SuperComposite
1500 Index (S&P SuperComposite 1500
Index) and the Standard & Poor's
SuperComposite Health Care Index (S&P
SC Health Care Index) by portraying the
initial account values at the
commencement of operations of Class A
shares (June 30, 1999) and the account
values at the end of the current fiscal
year (November 30, 2001), as measured
on a quarterly basis. For purposes of
the graph, and unless otherwise
indicated, it has been assumed that (a)
the maximum applicable front-end sales
charge was deducted from the initial
$10,000 investment in Class A shares;
(b) all recurring fees (including
management fees) were deducted; and (c)
all distributions were reinvested. The
average annual total returns in the
table and the returns on investment in
the graph do not reflect the deduction
of taxes that a shareholder would pay
on fund distributions or following the
redemption of fund shares.

The S&P SuperComposite 1500 Index is an
unmanaged index that is a combination
of the S&P 500 Index (Standard & Poor's
500 Composite Stock Price Index), which
comprises 500 large, established,
publicly traded stocks; the S&P Mid-Cap
400 Index, which measures the
performance of the 400 largest
companies outside the S&P 500 Index;
and the S&P SmallCap 600 Index, which
comprises 600 small-capitalization
stocks. The S&P SC Health Care Index is
an unmanaged capitalization-weighted
index that measures the performance of
the healthcare sector of the S&P
SuperComposite 1500 Index. The Indexes'
total returns include the reinvestment
of all dividends, but do not include
the effect of sales charges or
operating expenses of a mutual fund or
taxes. These returns would be lower if
they included the effect of sales
charges or operating expenses or taxes.
The securities that comprise the
Indexes may differ from the securities
in the Fund. These indexes are not the
only ones that may be used to
characterize performance of stock
funds, and other indexes may portray
different comparative performance.
Investors cannot invest directly in an
index.

This graph is furnished to you in
accordance with Securities and Exchange
Commission (SEC) regulations.

          www.PruFN.com  (800) 225-1852

Class B     Growth of a $10,000 Investment
                  (GRAPH)

Average Annual Total Returns as of                      11/30/01
                       One Year    Five Years    Ten Years  Since Inception
With Sales Charge       -4.12%        N/A           N/A         28.07%
Without Sales Charge     0.06%        N/A           N/A         28.94%

Past performance is not indicative of
future results. Principal and
investment return will fluctuate so
that an investor's shares, when
redeemed, may be worth more or less
than their original cost. The graph
compares a $10,000 investment in the
Prudential Health Sciences Fund (Class
B shares) with a similar investment in
the Standard & Poor's SuperComposite
1500 Index (S&P SuperComposite 1500
Index) and the Standard & Poor's
SuperComposite Health Care Index (S&P
SC Health Care Index) by portraying the
initial account values at the
commencement of operations of Class B
shares (June 30, 1999) and the account
values at the end of the current fiscal
year (November 30, 2001), as measured
on a quarterly basis. For purposes of
the graph, and unless otherwise
indicated, it has been assumed that (a)
the applicable contingent deferred
sales charge was deducted from the
value of the investment in Class B
shares, assuming full redemption on
November 30, 2001; (b) all recurring
fees (including management fees) were
deducted; and (c) all distributions
were reinvested. Approximately seven
years after purchase, Class B shares
will automatically convert to Class A
shares on a quarterly basis. The
average annual total returns in the
table and the returns on investment in
the graph do not reflect the deduction
of taxes that a shareholder would pay
on fund distributions or following the
redemption of fund shares.

The S&P SuperComposite 1500 Index is an
unmanaged index that is a combination
of the S&P 500 Index, which comprises
500 large, established, publicly traded
stocks; the S&P Mid-Cap 400 Index,
which measures the performance of the
400 largest companies outside the S&P
500 Index; and the S&P SmallCap 600
Index, which comprises 600 small-
capitalization stocks. The S&P SC
Health Care Index is an unmanaged
capitalization-weighted index that
measures the performance of the
healthcare sector of the S&P
SuperComposite 1500 Index. The Indexes'
total returns include the reinvestment
of all dividends, but do not include
the effect of sales charges or
operating expenses of a mutual fund or
taxes. These returns would be lower if
they included the effect of sales
charges or operating expenses or taxes.
The securities that comprise the
Indexes may differ from the securities
in the Fund. These indexes are not the
only ones that may be used to
characterize performance of stock
funds, and other indexes may portray
different comparative performance.
Investors cannot invest directly in an
index.

This graph is furnished to you in
accordance with Securities and Exchange
Commission (SEC) regulations.

Prudential Sector Funds, Inc. Prudential Health Sciences Fund

Class C     Growth of a $10,000 Investment
                  (GRAPH)

Average Annual Total Returns as of                      11/30/01
                       One Year    Five Years    Ten Years  Since Inception
With Sales Charge       -1.77%        N/A           N/A         28.41%
Without Sales Charge     0.06%        N/A           N/A         28.94%

Past performance is not indicative of
future results. Principal and
investment return will fluctuate so
that an investor's shares, when
redeemed, may be worth more or less
than their original cost. The graph
compares a $10,000 investment in the
Prudential Health Sciences Fund (Class
C shares) with a similar investment in
the Standard & Poor's SuperComposite
1500 Index (S&P SuperComposite 1500
Index) and the Standard & Poor's
SuperComposite Health Care Index (S&P
SC Health Care Index) by portraying the
initial account values at the
commencement of operations of Class C
shares (June 30, 1999) and the account
values at the end of the current fiscal
year (November 30, 2001), as measured
on a quarterly basis. For purposes of
the graph, and unless otherwise
indicated, it has been assumed that (a)
the applicable front-end sales charge
was deducted from the initial $10,000
investment in Class C shares; (b) the
applicable contingent deferred sales
charge was deducted from the value of
the investment in Class C shares,
assuming full redemption on November
30, 2001; (c) all recurring fees
(including management fees) were
deducted; and (d) all distributions
were reinvested. The average annual
total returns in the table and the
returns on investment in the graph do
not reflect the deduction of taxes that
a shareholder would pay on fund
distributions or following the
redemption of fund shares.

The S&P SuperComposite 1500 Index is an
unmanaged index that is a combination
of the S&P 500 Index, which comprises
500 large, established, publicly traded
stocks; the S&P Mid-Cap 400 Index,
which measures the performance of the
400 largest companies outside the S&P
500; and the S&P SmallCap 600 Index,
which comprises 600 small-
capitalization stocks. The S&P SC
Health Care Index is an unmanaged
capitalization-weighted index that
measures the performance of the
healthcare sector of the S&P
SuperComposite 1500 Index. The Indexes'
total returns include the reinvestment
of all dividends, but do not include
the effect of sales charges or
operating expenses of a mutual fund or
taxes. These returns would be lower if
they included the effect of sales
charges or operating expenses or taxes.
The securities that comprise the
Indexes may differ from the securities
in the Fund. These indexes are not the
only ones that may be used to
characterize performance of stock
funds, and other indexes may portray
different comparative performance.
Investors cannot invest directly in an
index.

This graph is furnished to you in
accordance with Securities and Exchange
Commission (SEC) regulations.

           www.PruFN.com  800) 225-1852

Class Z     Growth of a $10,000 Investment

Average Annual Total Returns as of 11/30/01
  One Year  Five Years  Ten Years  Since Inception
  1.14%        N/A         N/A         30.29%

Past performance is not indicative of
future results. Principal and
investment return will fluctuate so
that an investor's shares, when
redeemed, may be worth more or less
than their original cost. The graph
compares a $10,000 investment in the
Prudential Health Sciences Fund (Class
Z shares) with a similar investment in
the Standard & Poor's SuperComposite
1500 Index (S&P SuperComposite 1500
Index) and the Standard & Poor's
SuperComposite Health Care Index (S&P
SC Health Care Index) by portraying the
initial account values at the
commencement of operations of Class Z
shares (June 30, 1999) and the account
values at the end of the current fiscal
year (November 30, 2001), as measured
on a quarterly basis. For purposes of
the graph, and unless otherwise
indicated, it has been assumed that (a)
all recurring fees (including
management fees) were deducted, and (b)
all distributions were reinvested.
Class Z shares are not subject to a
sales charge or distribution and
service (12b-1) fees. The average
annual total returns in the table and
the returns on investment in the graph
do not reflect the deduction of taxes
that a shareholder would pay on fund
distributions or following the
redemption of fund shares.

The S&P SuperComposite 1500 Index is an
unmanaged index that is a combination
of the S&P 500 Index, which comprises
500 large, established, publicly traded
stocks; the S&P Mid-Cap 400 Index,
which measures the performance of the
400 largest companies outside the S&P
500 Index; and the S&P SmallCap 600
Index, which comprises 600 small-
capitalization stocks. The S&P SC
Health Care Index is an unmanaged
capitalization-weighted index that
measures the performance of the
healthcare sector of the S&P
SuperComposite 1500 Index. The Indexes'
total returns include the reinvestment
of all dividends, but do not include
the effect of sales charges or
operating expenses of a mutual fund or
taxes. These returns would be lower if
they included the effect of sales
charges or operating expenses or taxes.
The securities that comprise the
Indexes may differ from the securities
in the Fund. These indexes are not the
only ones that may be used to
characterize performance of stock
funds, and other indexes may portray
different comparative performance.
Investors cannot invest directly in an
index.

This graph is furnished to you in
accordance with Securities and Exchange
Commission (SEC) regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.PruFN.com

DIRECTORS
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
Maria G. Master, Assistant Secretary
William V. Healey, Assistant Secretary

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISERS
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017
Prudential Investment Management, Inc.
Prudential Plaza
Newark, NJ 07102-3777

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols  Nasdaq     CUSIP
  Class A     PHLAX    74437K509
  Class B     PHLBX    74437K608
  Class C     PHLCX    74437K707
  Class Z     PHSZX    74437K806
MF188E3  IFS-A068016

                      ANNUAL REPORT
                      NOVEMBER 30, 2001

PRUDENTIAL
TECHNOLOGY FUND

                      FUND TYPE
                      Sector stock

                      OBJECTIVE
                      Long-term capital appreciation


                      This report is not authorized for
                      distribution to prospective investors
                      unless preceded or accompanied by a current prospectus.

                      The views expressed in this report and
                      information about the Fund's portfolio
                      holdings are for the period covered by
                      this report and are subject to change
                      thereafter.


Prudential Financial is a service mark
of The Prudential Insurance Company of
America, Newark, NJ, and its affiliates.

                   (LOGO)

Prudential Sector Funds, Inc. Prudential Technology Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Technology Fund (the
Fund) seeks to achieve long-term
capital appreciation by investing at
least 80% of assets plus borrowings for
investment purposes in securities of
companies that its investment advisers
expect will derive a substantial
portion of their sales from products or
services in technology and technology-
related activities in the computer,
electronic, and electronic equipment
industries. The Fund is divided into
two approximately equal portfolios. One
is the Strategically Managed Portfolio,
which is actively managed and holds a
relatively small number of securities
in which the managers have the highest
confidence. The other is the Enhanced
Index Portfolio, which is broadly
diversified among securities primarily
selected from those in the Standard &
Poor's SuperComposite Technology Index
(S&P SC Technology Index). This
Portfolio focuses on outperforming that
Index while maintaining similar
industry exposures and risk
characteristics. The Fund may be
affected to a greater extent by any
single economic, political, or
regulatory development than a mutual
fund that does not focus its
investments on specific economic
sectors. There can be no assurance that
the Fund will achieve its investment
objective.

Portfolio Composition
Sectors expressed as a percentage of
net assets as of 11/30/01
18.3%  Semiconductor Equipment & Products
18.0   Software
14.0   Computers & Peripherals
11.7   Communications Equipment
 9.0   Commercial Services & Supplies
 4.6   Biotechnology
 3.0   Electronic Equipment & Instruments
 2.9   Pharmaceuticals
 2.8   Media
 2.4   IT Consulting & Services
10.6   Other
 2.7   Cash & Equivalents

Five Largest Holdings
Expressed as a percentage of
net assets as of 11/30/01
8.5%  Microsoft Corp.
      Software
6.3   Int'l Business Machines Corp.
      Computers & Peripherals
6.0   Intel Corp.
      Semiconductor Equipment & Products
3.6   Cisco Systems, Inc.
      Communications Equipment
2.5   Oracle Corp.
      Software
Holdings are subject to change.

      www.PruFN.com  (800) 225-1852

Annual Report  November 30, 2001

Cumulative Total Returns1                       As of 11/30/01
                                              One             Since
                                             Year           Inception2
  Class A                                  -33.35%           -19.66%
  Class B                                  -33.83            -21.05
  Class C                                  -33.83            -21.05
  Class Z                                  -33.14            -19.13
  Lipper Science & Technology Fund Avg.3   -40.06            -25.34

Average Annual Total Returns1                   As of 12/31/01
                                              One             Since
                                             Year           Inception2
  Class A                                  -34.46%           -10.37%
  Class B                                  -34.84            -10.11
  Class C                                  -32.77             -9.51
  Class Z                                  -30.79             -8.27

Past performance is not indicative of
future results. Principal and
investment return will fluctuate so
that an investor's shares, when
redeemed, may be worth more or less
than their original cost.
1 Source: Prudential Investments LLC
and Lipper Inc. The cumulative total
returns do not take into account sales
charges. The average annual total
returns do take into account applicable
sales charges. The Fund charges a
maximum front-end sales charge of 5%
for Class A shares. Class B shares are
subject to a declining contingent
deferred sales charge (CDSC) of 5%, 4%,
3%, 2%, 1%, and 1% for six years.
Approximately seven years after
purchase, Class B shares will
automatically convert to Class A shares
on a quarterly basis. Class C shares
are subject to a front-end sales charge
of 1% and a CDSC of 1% for shares
redeemed within 18 months of purchase.
Class Z shares are not subject to a
sales charge or distribution and
service (12b-1) fees. The cumulative
and average annual total returns in the
tables above do not reflect the
deduction of taxes that a shareholder
would pay on fund distributions or
following the redemption of fund
shares.

2 Inception date: Class A, B, C, and Z, 6/30/99.

3 The Lipper Average is unmanaged, and
is based on the average return for all
funds in each share class for the one-
year and since inception periods in the
Lipper Science & Technology Fund
category. Funds in the Lipper Science &
Technology Fund Average invest at least
65% of their assets in equity
portfolios of science and technology
stocks. These returns would be lower if
they included the effect of sales charges.

(LOGO)                       January 15, 2002

DEAR SHAREHOLDER,
We have been in a challenging economic
environment that has been particularly
hard on technology businesses.
Technology stocks, as measured by the
S&P SC Technology Index, fell 72%
during the almost 18 months between
their peak and their low.

Over the 12 months ended November 30,
2001, the return on the Prudential
Technology Fund's Class A shares was
almost seven percentage points above
the Lipper Science & Technology Fund
Average. The size of the outperformance
was primarily due to the fact that the
Fund's two portfolios--the Enhanced
Index Portfolio (the half of its assets
that are managed to reflect the general
risk characteristics of the S&P SC
Technology Index) and the Strategically
Managed Portfolio--outperformed the
Lipper Average substantially.

From its low on September 21, 2001 to
the end of the Fund's reporting
period, the S&P SC Technology Index
rose 35%. Because technology drives
productivity gains and use of the
Internet is proving to add further
productivity improvements, we are
optimistic that technology businesses
and stocks will rebound from their
current cyclical lows.

For more on the Fund's performance and
the technology sector, please refer to
the Investment Advisers' Report that
follows.

Sincerely,

David R. Odenath, Jr., President
Prudential Sector Funds, Inc./Prudential Technology Fund

Prudential Sector Funds, Inc. Prudential Technology Fund

Annual Report  November 30, 2001

INVESTMENT ADVISERS' REPORT

THE INVESTING ENVIRONMENT WAS DIFFICULT
It is very rare to have double-digit
stock market declines two years in a
row, but it was previously unheard of
to have five successive years of
returns above 20%. To some extent,
technology companies and their share
prices are paying for this boom.
Technology sales were so high just
prior to 2000 that companies allowed
their inventories to increase so that
they wouldn't be caught short of
supplies. Then a sudden slowdown in
orders left many of these firms with
unsold goods. When investors foresaw an
economic slowdown and a retreat of
earnings growth, they were no longer
willing to pay a premium for technology
stocks.

Over the course of the Fund's reporting
period, the large inventory overhang
was largely sold off or written off.
New production in most technology
industries, let alone new capital
investment, was essentially at a
standstill while this process ran its
course. We believe it is substantially
complete, and we are seeing a slow
revival of new orders in some
businesses, including semiconductors.
However, profits in the technology
sector dropped sharply this year, with
losses common.

The fall in share prices reflected more
than falling profits. In addition,
investors were no longer willing to pay
the large growth premiums--higher
multiples of annual profits--that they
paid when they expected companies'
profits to grow by 20% to 80% a year.
The shrinking growth premium had the
greatest impact on companies for which
expectations had been highest.
Companies that previously had
exceptionally rapid growth--such as
Corning, JDS Uniphase, CIENA, Nortel
Networks, and EMC--now disappointed
investors most; all of these stocks
experienced significant corrections
over the Fund's fiscal year. All were
represented in the Fund's Strategically
Managed Portfolio to some extent at the
beginning of this reporting period.
Smaller, but still substantial,
declines affected such giant companies
as Cisco Systems, Oracle, Lucent
Technologies, and Sun Microsystems.
When averaged over the entire fiscal
year, the Portfolio had
                                  3

Prudential Sector Funds, Inc. Prudential Technology Fund

Holdings expressed as a percentage of the specified portfolio

Comments on Largest Holdings--
Strategically Managed Portfolio  As of 11/30/01
---------------------------------------------------------------------
3.4%  International Business Machines Corp./Computers & Peripherals
      IBM's services segment is showing robust growth in a difficult environment. Services tend to produce more consistent revenue than hardware sales, and thus deserve a higher P/E multiple. The stock had a substantial gain in 2001.

2.6   Concord EFS Inc./Commercial Services & Supplies
      Concord, a processor of financial transactions, has shown consistent earnings growth over more than five years. It processes ATM transactions, merchant check validations, and credit and debit card sales. We expect Concord's rapid growth to continue, spurred by the growth of debit cards.

2.5   Riverstone Networks Inc./Communications Equipment
      Riverstone provides technology that allows very large networks to communicate with one another. These are critical for metropolitan markets. It is one of the only growth areas in networking for the near term.

2.2   Gemstar-TV Guide International, Inc./Media
      Gemstar-TV Guide International's patented electronic program guide created a highly trafficked website that is increasing advertising sales even in this difficult environment. Its patents have held up under court challenge. The company has an additional revenue stream from its new, smart, Internet-linked interactive program guide. Gemstar's electronic book technology also has promise.

2.2   Express Scripts Inc./Healthcare Providers & Services
      Express Scripts, a mail order drug benefit manager, is relatively immune to changes in the economy because people get sick in good times and bad. Nonetheless, the share price was volatile during the year, and we added to our position when the price was low.

Five Largest Holdings--Enhanced Index Portfolio      As of 11/30/01

                                 Industry                % of Total Enhanced      % of S&P SC
Security                           Group                 Index Market Value     Financials Index*
Microsoft Corp.                   Software                    16.0%                  15.9%
Intel Corp.        Semiconductor Equipment & Products         10.1                   10.1
IBM Corp.               Computers & Peripherals                9.3                    9.2
Cisco Systems, Inc.    Communications Equipment                7.3                    6.9
Oracle Corp.                    Software                       3.5                    3.6
*Source: Standard & Poor's, based on data retrieved by Factset.

              www.PruFN.com  (800) 225-1852

Annual Report  November 30, 2001

little exposure to most of the
companies in the first list of largest
decliners, or to any of the giant
companies in the second list. This
relatively low exposure to the Index's
worst detractors had a significant
positive impact on the Fund's relative
return.

The Enhanced Index Portfolio, whose
deviations from market weighting are
limited by its risk controls,
nonetheless underweighted or market-
weighted many of them as well.

RISK CONTROLS HELPED
In this reporting period, the
investment discipline and risk controls
employed by the Enhanced Index
Portfolio paid off substantially. The
40% decline of the Lipper Science &
Technology Fund Average seems to
indicate that many other funds focused
on some of the worst performers over
this period. By staying roughly in line
with its benchmark, the Portfolio
outperformed about 70% of the 352 funds
in the Lipper group. This provided a
large part of the Fund's
outperformance.

The Portfolio benefited from well-timed
trades and overweights in less central
technology services, such as
distributors and services to the health
industry. The electronics distributor
Arrow Electronics, for example, made a
relatively large contribution. On the
individual stock level, an overweight
of the defense company L-3
Communications Holdings and an
underweight of the fiber optics company
JDS Uniphase added to the Fund's
performance. These strengths were
offset, however, by poor selection
among electronic technology and
commercial services companies. For
example, an overweight in Comverse
Technologies and an underweight in
Concorde EFS (both discussed further on
in this report) detracted from the
Portfolio's performance.
we avoided the worst performers

At the beginning of this fiscal year,
we thought the technology decline was
not yet over. We increased the level of
cash and equivalents (our cash
position) in the Strategically Managed
Portfolio. (The Enhanced Index
Portfolio is designed to remain fully
invested--a 0% cash position.) Because
the S&P
                            5

Prudential Sector Funds, Inc. Prudential Technology Fund

Annual Report  November 30, 2001

SC Technology Index dropped 29%, the
modest positive return on the
Portfolio's cash position substantially
improved its relative performance.
Another advantage of a large cash
position is that it allows us to make
purchases when we see attractively
valued companies. As we took advantage
of such buying opportunities, the
Portfolio's cash position fell below 5%
by period-end, leaving it positioned
for a market recovery.

In addition, we aggressively managed
our holdings to benefit from market
volatility. We believe that most
investors overreacted to earnings news
that had only short-term consequences,
and we took advantage of the
opportunities that this presented. The
two largest positive contributions to
the Portfolio's return--Protein Design
Labs and Intel--are well-managed, well-
known companies whose share prices tend
to vary with investors' general
attitudes toward the sector. Protein
Design Labs is a biotechnology company
with a relatively steady royalty stream
from its patents on drug delivery
systems. Intel is the world's premier
semiconductor company. Although both
stocks declined over the reporting
period, our holdings made positive
contributions to the Portfolio's return
because we bought when prices dipped
and sold when they were strong.

Another element of our strategy was to
look for industries whose business
fundamentals have little or no
correlation with those of the worst-
performing groups--telecommunications
equipment and networking. Instead, we
focused on biotechnology and data
processing services.

WE INCREASED OUR HEALTHCARE-RELATED HOLDINGS
Our healthcare-related holdings made
particularly large, positive
contributions. After Protein Design
Labs, the next largest contribution
from a healthcare investment came from
Alza, a company that specializes in
drug delivery systems such as the
nicotine patch. We profited when
Johnson & Johnson bought Alza at a
premium. We also had gains on several
other biotechnology companies,
including Genentech, CV Therapeutics,
and Genzyme General.

           www.PruFN.com  (800) 225-1852

SERVICES AND EQUIPMENT WERE LESS CYCLICAl...
Data processing and other technology
services were among the stronger
technology industries because they are
not as subject as manufacturing
companies to short-term influences such
as inventory swings. Among the larger
positive contributors were IBM, Concord
EFS (see Comments on Largest Holdings--
Strategically Managed Portfolio for
both), and Apollo Group. Apollo offers
accredited degree programs and
professional courses to working adults
through the University of Phoenix (a
university that offers courses, through
various means, that students can take
without going to a campus) and
institutes for professional education.
Companies, which often pay for
technology-related training for their
employees, usually do not view training
as a discretionary expense. Apollo
dominates this category.

Intuit's Quicken products dominate the
market for personal finance software,
and its Turbotax leads the market for
tax preparation software. Although the
share price was volatile, we had a
positive return on our investment
during this difficult year, and we
expect attractive growth in the future.

American Tower detracted from our
return because of its service business.
About half of its business is renting
the wireless telephone capacity of its
broadcasting towers. That half
continued to perform well. The other
half of its business consists of
technical consulting services to help
wireless telephone companies extend
their reach, but that business fell off
sharply when telecommunications
companies suspended their expansion
plans. American Tower's share price
plummeted.

 ...BUT OUR LARGEST HOLDINGS FELL
Corning, Comverse Technology, JDS
Uniphase, and CIENA--all in the
communications equipment industry
group--were four of the five largest
positions in the Strategically Managed
Portfolio as the period began. They
were among the largest detractors from
our return. Communications technology
stocks were particularly hurt because
of concerns that existing networks had
more than enough capacity to meet
demand for the near future. We held a
smaller position in another
communications technology stock, Sonus

Prudential Sector Funds, Inc. Prudential Technology Fund

Annual Report  November 30, 2001

Networks, but it also had a large
negative impact. Our other holdings in
the communications equipment group, in
the aggregate, also accounted for a
large proportion of the Portfolio's
loss. We think it may be a while before
the issues facing this group are
resolved, and there are better
opportunities elsewhere. All the
companies named above were already sold
or were being sold from the
Strategically Managed Portfolio at
period-end.

LOOKING AHEAD
The poor economic environment has
eliminated some weak companies and
forced most firms to cut costs. Since
2001, expectations of profits have
fallen so low that any upswing in 2002
can easily become a large percentage
increase over the year-earlier quarter,
the most common measure of growth. We
think the equity markets are poised to
recover upon signs of economic
acceleration, and the strong monetary
and fiscal stimuli being applied have
turned around slowing economies in the
past. Stock prices usually move in
anticipation of future earnings trends.

Because of the uncertain timing of the
recovery, we are using a blend of value
and growth strategies in the
Strategically Managed Portfolio. On the
one hand, we hold companies whose share
prices reflect low investor
expectations, but whose new products
may bring a large rebound when the
economy picks up. These include KLA-
Tencor and Gemstar-TV Guide
International, Inc. (see Comments on
Largest Holdings--Strategically Managed
Portfolio). Some holdings are
particularly inexpensive because
investors have failed, in our view, to
appreciate the company's strength.
Compaq Computer is an example.
Investors are distracted by the
controversy concerning its proposed
merger with Hewlett-Packard, and are
overlooking its potential to profit
from a recovery of personal computer
sales. On the other hand, we hold
companies with established revenue
streams that can perform well even if
an economic recovery is delayed, such
as Concord EFS, DST Systems (financial
information processing services), and
Apollo Group.

Prudential Technology Fund Management Team

                                ANNUAL REPORT
                                NOVEMBER 30, 2001

PRUDENTIAL
TECHNOLOGY FUND
-------------------------------------------------------------

                                FINANCIAL STATEMENTS

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of November 30, 2001

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.3%
Common Stocks
-------------------------------------------------------------------------------------
Aerospace & Defense  0.8%
       5,600   L-3 Communications Holdings, Inc.(a)                 $        466,928
       5,600   Mercury Computer Systems, Inc.(a)                             258,496
       7,000   Northrop Grumman Corp.                                        657,160
      25,600   Raytheon Co.                                                  838,912
                                                                    ----------------
                                                                           2,221,496
-------------------------------------------------------------------------------------
Banks  1.0%
      40,900   Investors Financial Services Corp.                          2,700,218
-------------------------------------------------------------------------------------
Biotechnology  4.6%
      56,300   Aviron(a)                                                   2,085,915
      29,300   CV Therapeutics, Inc.(a)                                    1,615,895
      51,300   Genetech, Inc.(a)                                           2,947,185
      18,900   Genzyme Transgenics Corp.(a)                                1,032,318
      30,000   Human Genome Sciences, Inc.(a)                              1,275,300
      63,800   Protein Design Labs, Inc.(a)                                2,404,622
      22,100   Sepracor, Inc.(a)                                           1,102,790
                                                                    ----------------
                                                                          12,464,025
-------------------------------------------------------------------------------------
Commercial Services & Supplies  9.0%
      50,200   Apollo Group, Inc., Class A(a)                              2,252,976
      37,700   Automatic Data Processing, Inc.                             2,090,842
       6,600   BISYS Group, Inc.(a)                                          388,344
      88,700   Ceridian Corp.(a)                                           1,623,210
      77,200   Checkfree Corp.(a)                                          1,305,452
     145,000   Concord EFS, Inc.(a)                                        4,344,200
      47,100   CSG Systems International, Inc.(a)                          1,457,745
      71,500   DST Systems, Inc.(a)                                        3,410,550
      52,500   Education Management Corp.(a)                               1,932,000
      10,700   Equifax, Inc.                                                 266,323
      25,600   First Data Corp.                                            1,874,944
      12,900   Fiserv, Inc.(a)                                               504,132
          80   Global Payments, Inc.                                           2,672
      13,900   NDCHealth Corp.                                               458,005

    10                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of November 30, 2001 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
      19,650   Paychex, Inc.                                        $        687,946
         700   Sabre Holdings Corp.(a)                                        24,283
     100,100   Symbol Technologies, Inc.                                   1,663,662
                                                                    ----------------
                                                                          24,287,286
-------------------------------------------------------------------------------------
Communications Equipment  11.7%
       7,200   3Com Corp.(a)                                                  32,256
      31,600   Adaptec, Inc.(a)                                              433,868
      34,700   ADC Telecommunications, Inc.(a)                               154,068
       2,700   ADTRAN, Inc.(a)                                                70,497
       9,500   Andrew Corp.(a)                                               199,595
      44,825   Avaya, Inc.(a)                                                509,660
     474,400   Cisco Systems, Inc.(a)                                      9,696,736
       6,800   CommScope, Inc.(a)                                            134,096
      37,900   Comverse Technology, Inc.(a)                                  810,681
      63,900   Corning, Inc.(a)                                              602,577
      91,300   Enterasys Networks, Inc.(a)                                   904,783
       3,600   Harris Corp.                                                  114,840
      77,600   JDS Uniphase Corp.(a)                                         782,208
     221,900   Lucent Technologies, Inc.(a)                                1,624,308
     139,355   Motorola, Inc.                                              2,318,867
      17,100   Nokia Corp. (ADR)                                             393,471
     193,600   Nortel Networks Corp.(a)                                    1,510,080
         900   Plantronics, Inc.(a)                                           21,996
      87,900   QUALCOMM, Inc.(a)                                           5,161,488
     194,150   REMEC, Inc.(a)                                              2,155,065
     216,946   Riverstone Networks, Inc.                                   3,401,714
      10,200   Scientific-Atlanta, Inc.                                      274,278
      14,600   Tellabs, Inc.(a)                                              223,088
                                                                    ----------------
                                                                          31,530,220
-------------------------------------------------------------------------------------
Computer Hardware
       3,500   Hutchinson Technology, Inc.(a)                                 73,395
-------------------------------------------------------------------------------------
Computer Services  0.1%
      16,000   Sykes Enterprises, Inc.(a)                                    167,360

    See Notes to Financial Statements                                     11

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of November 30, 2001 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Computers & Peripherals  14.0%
     106,300   Apple Computer, Inc.(a)                              $      2,264,190
     178,900   Compaq Computer Corp.                                       1,815,835
     185,400   Dell Computer Corp.(a)                                      5,178,222
     107,300   EMC Corp.(a)                                                1,801,567
      14,500   Gateway, Inc.(a)                                              136,300
     124,500   Hewlett-Packard Co.                                         2,737,755
     146,100   International Business Machines Corp.                      16,887,699
       9,700   Lexmark International Group, Inc.(a)                          501,199
      14,100   NCR Corp.(a)                                                  541,863
      19,000   Network Appliance, Inc.(a)                                    293,170
      26,317   Palm, Inc.(a)                                                  91,846
      15,400   Quantum Corp. - DLT & Storage Systems(a)                      146,300
      11,600   Storage Technology Corp.(a)                                   247,660
     345,600   Sun Microsystems, Inc.(a)                                   4,921,344
       8,500   Systems & Computer Technology Corp.(a)                         98,685
                                                                    ----------------
                                                                          37,663,635
-------------------------------------------------------------------------------------
Diversified Financials  1.5%
      37,300   Household International, Inc.                               2,200,327
      83,800   Stilwell Financial, Inc.                                    1,987,736
                                                                    ----------------
                                                                           4,188,063
-------------------------------------------------------------------------------------
Diversified Telecommunication Services  0.4%
     110,300   Broadwing, Inc.(a)                                          1,050,056
-------------------------------------------------------------------------------------
Electronic Equipment & Instruments  3.0%
      22,446   Agilent Technologies, Inc.(a)                                 612,102
       7,600   Anixter International, Inc.(a)                                218,652
       5,000   Arrow Electronics, Inc.(a)                                    137,600
       5,000   DSP Group, Inc.(a)                                            111,550
      51,300   Jabil Circuit, Inc.(a)                                      1,349,190
     118,000   LSI Logic Corp.(a)                                          1,917,500
       7,900   Methode Eletronics, Inc., Class A                              63,911
         800   PerkinElmer, Inc.                                              22,176
       2,100   PMC-Sierra, Inc.(a)                                            47,859
     110,900   Solectron Corp.(a)                                          1,630,230

    12                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of November 30, 2001 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
      39,700   STMicroelectronics NV                                $      1,335,905
       6,400   Tektronix, Inc.(a)                                            143,872
       1,970   Vishay Intertechnology, Inc.(a)                                36,209
      10,400   Waters Corp.(a)                                               380,120
                                                                    ----------------
                                                                           8,006,876
-------------------------------------------------------------------------------------
Health Care Providers & Services  2.4%
      40,000   AmerisourceBergen Corp.                                     2,379,600
      74,300   Express Scripts, Inc.(a)                                    3,053,730
      28,400   McKesson, Inc.                                              1,058,468
                                                                    ----------------
                                                                           6,491,798
-------------------------------------------------------------------------------------
Internet & Catalog Retail  0.4%
      14,400   eBay, Inc.(a)                                                 980,208
-------------------------------------------------------------------------------------
Internet Software & Services  1.0%
      56,100   Amazon.com, Inc.(a)                                           635,052
     228,400   RealNetworks, Inc.(a)                                       1,502,872
       8,600   Retek, Inc.(a)                                                245,530
      27,100   Yahoo!, Inc.(a)                                               421,947
                                                                    ----------------
                                                                           2,805,401
-------------------------------------------------------------------------------------
IT Consulting & Services  2.4%
      49,100   Accenture Ltd., Class A(a)                                  1,109,660
      14,600   Affiliated Computer Services, Inc., Class A(a)              1,363,348
       2,200   Caci International, Inc., Class A(a)                          162,734
      11,700   Computer Sciences Corp.(a)                                    557,505
      31,800   Electronic Data Systems Corp.                               2,201,196
       4,800   Investment Technology Group, Inc.(a)                          276,000
      18,100   SunGard Data Systems, Inc.(a)                                 507,886
      25,100   Unisys Corp.(a)                                               298,690
                                                                    ----------------
                                                                           6,477,019
-------------------------------------------------------------------------------------
Leisure Equipment & Products  0.2%
      20,200   Eastman Kodak Co.                                             611,454
-------------------------------------------------------------------------------------
Media  2.8%
      76,900   Cablevision Systems Corp.(a)                                1,595,675

    See Notes to Financial Statements                                     13

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of November 30, 2001 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
     110,300   Gemstar-TV Guide International, Inc.(a)              $      3,058,619
      17,500   Omnicom Group, Inc.                                         1,502,550
      60,500   USA Networks, Inc.(a)                                       1,361,855
                                                                    ----------------
                                                                           7,518,699
-------------------------------------------------------------------------------------
Medical Technology  0.3%
       9,800   Gilead Sciences, Inc.(a)                                      707,658
-------------------------------------------------------------------------------------
Office Electronics  0.1%
      41,700   Xerox Corp.(a)                                                350,280
-------------------------------------------------------------------------------------
Pharmaceuticals  2.9%
      27,900   Allergan, Inc.                                              2,106,171
      27,500   Andrx Corp.- Applied Biosystems Group(a)                    2,030,050
      16,400   Forest Laboratories, Inc.(a)                                1,161,120
      83,800   ICN Pharmaceuticals, Inc.                                   2,495,564
                                                                    ----------------
                                                                           7,792,905
-------------------------------------------------------------------------------------
Semiconductor Equipment & Products  18.3%
         900   Alpha Industries, Inc.(a)                                      21,600
      14,800   Altera Corp.(a)                                               336,848
      18,800   Analog Devices, Inc.(a)                                       799,000
     103,338   Applied Materials, Inc.(a)                                  4,106,652
      25,200   Applied Micro Circuits Corp.(a)                               343,476
      84,300   ASM Lithography Holding NV(a)                               1,467,663
      15,100   Broadcom Corp.(a)                                             664,249
      10,600   Cirrus Logic, Inc.(a)                                         141,086
      20,100   Conexant Systems, Inc.(a)                                     299,289
      11,600   Cypress Semiconductor Corp.(a)                                267,032
       2,700   DuPont Photomasks, Inc.(a)                                    101,790
       3,300   Elantec Semiconductor, Inc.(a)                                112,233
      14,900   ESS Technology, Inc.(a)                                       280,120
      19,200   Genesis Microchip, Inc.(a)                                  1,093,056
     495,300   Intel Corp.                                                16,176,498
      74,200   KLA-Tencor Corp.(a)                                         3,727,066
       1,900   Kulicke & Soffa Industries, Inc.(a)                            29,849
       8,400   Lam Research Corp.(a)                                         184,128
      86,300   Linear Technology Corp.                                     3,540,889

    14                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of November 30, 2001 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
      62,400   Maxim Integrated Products, Inc.(a)                   $      3,420,144
       3,900   Micrel, Inc.(a)                                               114,114
       2,000   Microchip Technology, Inc.(a)                                  72,220
      25,900   Micron Technology, Inc.(a)                                    703,444
      41,300   Microsemi Corp.(a)                                          1,284,430
       5,900   MIPS Technologies, Inc., Class B(a)                            50,445
      11,900   National Semiconductor Corp.(a)                               358,547
      36,000   Novellus Systems, Inc.(a)                                   1,370,520
      19,800   Nvidia Corp.(a)                                             1,081,872
       8,500   Photronics, Inc.(a)                                           225,760
       2,000   Power Integrations(a)                                          45,400
       1,100   QLogic Corp.(a)                                                54,395
      12,100   RF Micro Devices, Inc.(a)                                     293,425
       9,000   Semtech Corp.(a)                                              346,680
     154,969   Texas Instruments, Inc.                                     4,966,757
      42,300   TriQuint Semiconductor, Inc.(a)                               672,570
      14,600   Xilinx, Inc.(a)                                               527,206
                                                                    ----------------
                                                                          49,280,453
-------------------------------------------------------------------------------------
Software  18.0%
      16,000   Adobe Systems, Inc.                                           513,280
       4,000   Autodesk, Inc.                                                148,800
      13,600   Avant Corp.(a)                                                140,216
      12,500   Barra, Inc.(a)                                                583,625
       5,500   BMC Software, Inc.(a)                                          92,125
      11,900   Cadence Design Systems, Inc.(a)                               283,815
       7,600   Catapult Communications Corp.(a)                              184,300
      14,000   Citrix Systems, Inc.(a)                                       313,180
      42,268   Computer Associates International, Inc.                     1,406,256
      22,300   Compuware Corp.(a)                                            249,314
       9,400   Concord Communications, Inc.(a)                               169,106
      25,400   Dendrite International, Inc.(a)                               329,438
      11,800   Electronic Arts, Inc.(a)                                      713,428
         700   Fair, Issac & Co., Inc.                                        41,398
       2,000   Gerber Scientific, Inc.(a)                                     19,800
       9,200   Hyperion Solutions Corp.(a)                                   176,088
       1,200   Imation Corp.(a)                                               26,016

    See Notes to Financial Statements                                     15

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of November 30, 2001 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
      17,100   Inter-Voice-Brite, Inc.(a)                           $        241,281
      65,800   Intuit, Inc.(a)                                             2,888,620
      13,200   Kronos, Inc.(a)                                               568,920
         500   Legato Systems, Inc.(a)                                         4,905
      21,800   Macromedia, Inc.(a)                                           483,960
       8,500   Mentor Graphics Corp.(a)                                      192,695
         300   Micros Systems, Inc.(a)                                         7,464
     354,880   Microsoft Corp.(a)                                         22,786,845
      10,600   MRO Software, Inc.(a)                                         180,200
      17,400   Network Associates, Inc.(a)                                   399,330
     473,700   Oracle Corp.(a)                                             6,646,011
     116,700   Parametric Technology Corp.(a)                              1,021,125
      27,600   PeopleSoft, Inc.(a)                                           963,516
      12,000   Phoenix Technology Ltd.(a)                                    129,360
     120,800   Rational Software Corp.(a)                                  2,301,240
       1,600   Sybase, Inc.(a)                                                23,040
       6,200   Symantec Corp.(a)                                             402,814
      45,100   Synopsys, Inc.(a)                                           2,481,853
      11,200   THQ, Inc.(a)                                                  641,648
      19,003   VERITAS Software Corp.(a)                                     739,027
                                                                    ----------------
                                                                          48,494,039
-------------------------------------------------------------------------------------
Trading Companies & Distributors  0.1%
       7,000   W. W. Grainger, Inc.                                          327,600
-------------------------------------------------------------------------------------
Wireless Telecommunication Services  2.3%
      36,800   AT&T Wireless Services, Inc.(a)                               514,096
      48,000   Amdocs Ltd.(a)                                              1,587,360
       8,100   Intermediate Telephone, Inc.                                  147,015
     105,900   Sprint Corp.                                                2,642,205
      53,000   Vodafone Group PLC New                                      1,343,020
                                                                    ----------------
                                                                           6,233,696
                                                                    ----------------
               Total long-term investments (cost $325,960,148)           262,423,840
                                                                    ----------------

    16                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of November 30, 2001 Cont'd.

Principal
Amount
(000)         Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT  3.1%
-------------------------------------------------------------------------------------
Repurchase Agreement
$     8,531   Joint Repurchase Agreement Account,
               2.12%, 12/3/01 (cost $8,531,000; Note 5)            $      8,531,000
                                                                   ----------------
              Total Investments  100.4%
               (cost $334,491,148; Note 4)                              270,954,840
              Liabilities in excess of other assets  (0.4%)              (1,167,248)
                                                                   ----------------
              Net Assets  100%                                     $    269,787,592
                                                                   ----------------
                                                                   ----------------

------------------------------
(a) Non-income producing.
ADR--American Depository Receipt.
NV--Naamloze Vennootschaap (Dutch Company).
PLC--Public Liability Company (British Company).
    See Notes to Financial Statements                                     17

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Statement of Assets and Liabilities

                                                                November 30, 2001
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $334,491,148)                         $ 270,954,840
Cash                                                                      2,431
Receivable for investments sold                                       3,388,295
Receivable for Fund shares sold                                         756,425
Dividends and interest receivable                                        61,062
Prepaid expenses                                                          2,293
                                                                -----------------
      Total assets                                                  275,165,346
                                                                -----------------
LIABILITIES
Payable for investments purchased                                     3,965,667
Payable for Fund shares reacquired                                      891,600
Accrued expenses and other liabilities                                  196,842
Distribution fee payable                                                163,357
Management fee payable                                                  159,675
Withholding tax payable                                                     613
                                                                -----------------
      Total liabilities                                               5,377,754
                                                                -----------------
NET ASSETS                                                        $ 269,787,592
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                           $     386,617
   Paid-in capital in excess of par                                 525,102,175
                                                                -----------------
                                                                    525,488,792
   Accumulated net realized loss                                   (192,164,892)
   Net unrealized depreciation on investments                       (63,536,308)
                                                                -----------------
Net assets, November 30, 2001                                     $ 269,787,592
                                                                -----------------
                                                                -----------------

    18                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Statement of Assets and Liabilities Cont'd.

                                                                November 30, 2001
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($70,417,103 / 9,961,984 shares of common stock issued
      and outstanding)                                                    $7.07
   Maximum sales charge (5% of offering price)                             0.37
                                                                -----------------
   Maximum offering price to public                                       $7.44
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($138,220,455 / 19,922,965 shares of common stock
      issued and outstanding)                                             $6.94
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share
      ($50,876,042 / 7,333,182 shares of common stock issued
      and outstanding)                                                    $6.94
   Sales charge (1% of offering price)                                     0.07
                                                                -----------------
   Offering price to public                                               $7.01
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($10,273,992 / 1,443,576 shares of common stock
      issued and outstanding)                                             $7.12
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     19

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                November 30, 2001
---------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Interest                                                       $   1,637,282
   Dividends (net of foreign withholding taxes of $5,722)               652,291
                                                                -----------------
      Total income                                                    2,289,573
                                                                -----------------
Expenses
   Management fee                                                     2,494,303
   Distribution fee--Class A                                            215,916
   Distribution fee--Class B                                          1,707,895
   Distribution fee--Class C                                            630,881
   Transfer agent's fees and expenses                                   968,000
   Reports to shareholders                                              376,000
   Custodian's fees and expenses                                        170,000
   Registration fees                                                    156,000
   Audit fee                                                             27,000
   Legal fees and expenses                                               25,000
   Directors' fees                                                       19,000
   Miscellaneous                                                         10,801
                                                                -----------------
      Total expenses                                                  6,800,796
                                                                -----------------
Net investment loss                                                  (4,511,223)
                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions                       (176,950,453)
Net change in unrealized appreciation (depreciation) of
investments                                                          32,175,957
                                                                -----------------
Net loss on investments                                            (144,774,496)
                                                                -----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(149,285,719)
                                                                -----------------
                                                                -----------------

    20                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Statement of Changes in Net Assets

                                                     Year Ended November 30,
                                                ----------------------------------
                                                      2001               2000
----------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations
   Net investment loss                           $    (4,511,223)    $  (7,360,744)
   Net realized gain (loss) on investments          (176,950,453)       45,382,190
   Net change in unrealized depreciation of
      investments                                     32,175,957      (158,783,537)
                                                -----------------    -------------
   Net increase (decrease) in net assets
      resulting from operations                     (149,285,719)     (120,762,091)
                                                -----------------    -------------
Distributions from net realized capital gains
(Note 1)
   Class A                                           (11,178,687)         (669,985)
   Class B                                           (24,153,632)       (1,548,000)
   Class C                                            (8,783,462)         (540,111)
   Class Z                                            (1,693,645)         (104,204)
                                                -----------------    -------------
                                                     (45,809,426)       (2,862,300)
                                                -----------------    -------------
Fund share transactions (net of share
   conversions) (Note 6)
   Proceeds from shares sold                         108,816,468       433,704,435
   Net asset value of shares issued in
      reinvestment of distributions                   44,058,492         9,378,174
   Cost of shares reacquired                        (126,376,831)     (181,929,885)
                                                -----------------    -------------
   Net increase in net assets from Fund share
      transactions                                    26,498,129       261,152,724
                                                -----------------    -------------
Total increase (decrease)                           (168,597,016)      137,528,333
NET ASSETS
Beginning of year                                    438,384,608       300,856,275
                                                -----------------    -------------
End of year                                      $   269,787,592     $ 438,384,608
                                                -----------------    -------------
                                                -----------------    -------------

    See Notes to Financial Statements                                     21

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements

      Prudential Sector Funds, Inc. (the 'Company') is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company presently consists of four Portfolios: Prudential Financial Services Fund, Prudential Health Sciences Fund, Prudential Utility Fund and Prudential Technology Fund (the 'Fund'). The financial statements of the other Portfolios are not presented herein. Investment operations for the Fund commenced on June 30, 1999. The Fund is non-diversified and its investment objective is to seek long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities of technology companies. Technology companies include companies that will derive a substantial portion of their sales from products or services in technology and technology-related activities.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange and NASDAQ
National Market System securities are valued at the last reported sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices or at the last bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued by an independent pricing agent or principal market maker. Short-term securities which mature in more than 60 days are valued based on current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager and subadviser.

      All securities are valued as of 4:15 P.M., New York time.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
    22

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements Cont'd.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes discounts on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company's expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at the Portfolio levels.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each Portfolio in the Company is treated as a separate tax paying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Reclassification of Capital Accounts:    The Company accounts for and
reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect on the Fund of applying this statement was to decrease undistributed net investment loss by $4,511,223, decrease accumulated realized loss by $166,438 and decrease paid-in capital in excess of par by $4,677,661 for current net operating losses and capital gains overdistribution during the year ended November 30, 2001. Net investment income, net realized gains and net assets were not affected by this change.
                                                                          23

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements Cont'd.

Note 2. Agreements
The Company has a management agreement for the Fund with Prudential Investments LLC ('PI'), formerly known as Prudential Investments Fund Management LLC. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisors' performance of such services. PI has entered into subadvisory agreements with Prudential Investment Management, Inc. ('PIM'), formerly known as The Prudential Investment Corporation, and Jennison Associates LLC ('Jennison'). Each subadvisor furnishes investment advisory services in connection with the management of a portion of the investment portfolio of the Fund. PI pays for the services of PIM and Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly at an annual rate of .75% of the Fund's average daily net assets.

      The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended November 30, 2001.

      PIMS has advised the Fund that it received approximately $255,500 and $121,900 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended November 30, 2001. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended November 30, 2001, it received approximately $543,400 and $55,000 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

      PI, PIMS, PIM and Jennison are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America ('Prudential').
    24

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements Cont'd.

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. Effective September 14, 2001, the maximum commitment under the SCA was increased from $500 million to $930 million through December 31, 2001. Effective January 1, 2002, the commitment will be reduced to $500 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 4, 2002. Prior to March 9, 2001, the maximum commitment was $1 billion. All other terms and conditions are unchanged. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended November 30, 2001.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company's transfer agent. During the year ended November 30, 2001, the Fund incurred fees of approximately $858,700 for the services of PMFS. As of November 30, 2001, approximately $69,600 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended November 30, 2001, were $470,641,207 and $454,826,604, respectively.

      The United States federal income tax basis of the Fund's investments at November 30, 2001 was $347,337,295 and, accordingly, net unrealized depreciation for United States federal income tax purposes was $76,382,455 (gross unrealized appreciation--$11,730,086; gross unrealized depreciation--$88,112,541).

      For federal income tax purposes, the Fund had a capital loss carryforward as of November 30, 2001, of approximately $172,632,000, all of which expires in 2009. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. In addition, the Fund has elected to treat net capital losses of approximately $6,687,000 incurred in the one month period ended November 30, 2001 as having been incurred in the following fiscal year.
                                                                          25

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements Cont'd.

Note 5. Joint Repurchase Agreement Account
The Company, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of November 30, 2001, the Fund had a 1.28% undivided interest in the joint account. The undivided interest for the Fund represents $8,531,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

      Credit Suisse First Boston Corp., 2.12%, in the principal amount of $95,500,000, repurchase price $95,516,871, due 12/3/01. The value of the collateral including accrued interest was $97,413,779.

      Credit Suisse First Boston Corp., 2.13%, in the principal amount of $114,000,000, repurchase price $114,020,235, due 12/3/01. The value of the collateral including accrued interest was $116,282,800.

      Greenwich Capital Markets, 2.12%, in the principal amount of $209,500,000, repurchase price $209,537,011, due 12/3/01. The value of the collateral including accrued interest was $213,694,091.

      State Street Bank & Trust Co., 2.05%, in the principal amount of $36,440,000, repurchase price $36,446,225, due 12/3/01. The value of the collateral including accrued interest was $37,171,527.

      UBS Warburg, 2.12%, in the principal amount of $209,500,000, repurchase price $209,537,011, due 12/3/01. The value of the collateral including accrued interest was $213,690,510.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 400 million shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 100 million authorized shares.
    26

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements Cont'd.

      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended November 30, 2001:
Shares sold                                                   4,993,617    $  45,400,205
Shares of reinvestment of distributions                         931,270       10,797,258
Shares reacquired                                            (6,151,177)     (52,700,898)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (226,290)       3,496,565
Shares issued upon conversion from Class B                      980,426        9,268,743
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   754,136    $  12,765,308
                                                            -----------    -------------
                                                            -----------    -------------
Class A
----------------------------------------------------------
Year ended November 30, 2000:
Shares sold                                                   7,554,537    $ 127,088,061
Shares of reinvestment of distributions                         147,327        2,085,243
Shares reacquired                                            (4,403,181)     (71,819,641)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  3,298,683       57,353,663
Shares issued upon conversion from Class B                      999,231       18,198,478
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 4,297,914    $  75,552,141
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Year ended November 30, 2001:
Shares sold                                                   4,361,299    $  37,834,604
Shares issued in reinvestment of distributions                2,011,481       23,061,748
Shares reacquired                                            (5,311,723)     (43,587,930)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  1,061,057       17,308,422
Shares reacquired upon conversion into Class A                 (993,941)      (9,268,743)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                    67,116    $   8,039,679
                                                            -----------    -------------
                                                            -----------    -------------
Year ended November 30, 2000:
Shares sold                                                  13,230,377    $ 224,849,200
Shares issued in reinvestment of distributions                  345,964        4,876,138
Shares reacquired                                            (4,340,457)     (71,944,119)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  9,235,884      157,781,219
Shares reacquired upon conversion into Class A               (1,006,020)     (18,198,478)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 8,229,864    $ 139,582,741
                                                            -----------    -------------
                                                            -----------    -------------

                                                                          27

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements Cont'd.

Class C                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended November 30, 2001:
Shares sold                                                   1,968,013    $  17,035,533
Shares issued in reinvestment of distributions                  743,900        8,528,754
Shares reacquired                                            (2,595,473)     (21,147,957)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   116,440    $   4,416,330
                                                            -----------    -------------
                                                            -----------    -------------
Year ended November 30, 2000:
Shares sold                                                   3,685,652    $  62,172,962
Shares issued in reinvestment of distributions                  144,323        2,029,705
Shares reacquired                                            (1,564,628)     (26,004,649)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 2,265,347    $  38,198,018
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Year ended November 30, 2001:
Shares sold                                                   1,004,653    $   8,546,126
Shares issued in reinvestment of distributions                  143,459        1,670,732
Shares reacquired                                            (1,097,859)      (8,940,046)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                    50,253    $   1,276,812
                                                            -----------    -------------
                                                            -----------    -------------
Year ended November 30, 2000:
Shares sold                                                   1,148,426    $  19,594,212
Shares issued in reinvestment of distributions                   27,368          387,088
Shares reacquired                                              (727,156)     (12,161,476)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   448,638    $   7,819,824
                                                            -----------    -------------
                                                            -----------    -------------

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Financial Highlights

                                                          Class A
                                       ----------------------------------------------
                                                                           June 30,
                                                                           1999(b)
                                          Year Ended November 30,          Through
                                       -----------------------------     November 30,
                                           2001             2000             1999
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                   $  11.72         $  13.44         $  10.00
                                       ------------     ------------     ------------
Income from investment operations
Net investment loss                         (0.07)           (0.11)(d)        (0.04)(d)
Net realized and unrealized gain
   (loss) on investment
   transactions                             (3.36)           (1.53)            3.80
                                       ------------     ------------     ------------
   Total from investment
      operations                            (3.43)           (1.64)            3.76
                                       ------------     ------------     ------------
Less distributions
Distributions from net realized
   gain on investments                      (1.22)           (0.08)           (0.32)
                                       ------------     ------------     ------------
Net asset value, end of period           $   7.07         $  11.72         $  13.44
                                       ------------     ------------     ------------
                                       ------------     ------------     ------------
TOTAL RETURN(a)                            (33.35)%         (12.39)%          37.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)          $ 70,417         $107,924         $ 65,991
Average net assets (000)                 $ 86,366         $137,874         $ 46,443
Ratios to average net assets:
   Expenses, including
      distribution and service
      (12b-1) fees                           1.53%            1.08%(d)         1.47%(c)(d)
   Expenses, excluding
      distribution and service
      (12b-1) fees                           1.28%            0.83%(d)         1.22%(c)(d)
   Net investment loss                      (0.85)%          (0.74)%(d)       (1.00)%(c)(d)
For Class A, B, C and Z shares:
   Portfolio turnover rate                    154%             151%              38%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
    See Notes to Financial Statements                                     29

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Financial Highlights Cont'd.

                                                          Class B
                                       ----------------------------------------------
                                                                           June 30,
                                                                           1999(b)
                                          Year Ended November 30,          Through
                                       -----------------------------     November 30,
                                           2001             2000             1999
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                   $  11.60         $  13.40         $  10.00
                                       ------------     ------------     ------------
Income from investment operations
Net investment loss                         (0.14)           (0.23)(d)        (0.06)(d)
Net realized and unrealized gain
   (loss) on investment
   transactions                             (3.30)           (1.49)            3.78
                                       ------------     ------------     ------------
   Total from investment
      operations                            (3.44)           (1.72)            3.72
                                       ------------     ------------     ------------
Less distributions
Distributions from net realized
   gain on investments                      (1.22)           (0.08)           (0.32)
                                       ------------     ------------     ------------
Net asset value, end of period           $   6.94         $  11.60         $  13.40
                                       ------------     ------------     ------------
                                       ------------     ------------     ------------
TOTAL RETURN(a)                            (33.83)%         (13.03)%          37.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)          $138,220         $230,357         $155,801
Average net assets (000)                 $170,790         $306,603         $ 97,787
Ratios to average net assets:
   Expenses, including
      distribution and service
      (12b-1) fees                           2.28%            1.83%(d)         2.22%(c)(d)
   Expenses, excluding
      distribution and service
      (12b-1) fees                           1.28%            0.83%(d)         1.22%(c)(d)
   Net investment loss                      (1.59)%          (1.49)%(d)       (1.75)%(c)(d)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
    30                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Financial Highlights Cont'd.

                                                          Class C
                                       ----------------------------------------------
                                                                           June 30,
                                                                           1999(b)
                                          Year Ended November 30,          Through
                                       -----------------------------     November 30,
                                           2001             2000             1999
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                   $  11.60         $  13.40         $  10.00
                                       ------------     ------------     ------------
Income from investment operations
Net investment loss                         (0.14)           (0.23)(d)        (0.07)(d)
Net realized and unrealized gain
   (loss) on investment
   transactions                             (3.30)           (1.49)            3.79
                                       ------------     ------------     ------------
   Total from investment
      operations                            (3.44)           (1.72)            3.72
                                       ------------     ------------     ------------
Less distributions
Distributions from net realized
   gain on investments                      (1.22)           (0.08)           (0.32)
                                       ------------     ------------     ------------
Net asset value, end of period           $   6.94         $  11.60         $  13.40
                                       ------------     ------------     ------------
                                       ------------     ------------     ------------
TOTAL RETURN(a)                            (33.83)%         (13.03)%          37.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)          $ 50,876         $ 83,717         $ 66,353
Average net assets (000)                 $ 63,088         $111,334         $ 46,510
Ratios to average net assets:
   Expenses, including
      distribution and service
      (12b-1) fees                           2.28%            1.83%(d)         2.22%(c)(d)
   Expenses, excluding
      distribution and service
      (12b-1) fees                           1.28%            0.83%(d)         1.22%(c)(d)
   Net investment loss                      (1.59)%          (1.49)%(d)       (1.75)%(c)(d)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
    See Notes to Financial Statements                                     31

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Financial Highlights Cont'd.

                                                          Class Z
                                       ----------------------------------------------
                                                                           June 30,
                                                                           1999(b)
                                          Year Ended November 30,          Through
                                       -----------------------------     November 30,
                                           2001             2000             1999
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                   $  11.76         $  13.46         $  10.00
                                       ------------     ------------     ------------
Income from investment operations
Net investment loss                         (0.05)           (0.08)(d)        (0.03)(d)
Net realized and unrealized gain
   (loss) on investment
   transactions                             (3.37)           (1.54)            3.81
                                       ------------     ------------     ------------
   Total from investment
      operations                            (3.42)           (1.62)            3.78
                                       ------------     ------------     ------------
Less distributions
Distributions from net realized
   gain on investments                      (1.22)           (0.08)           (0.32)
                                       ------------     ------------     ------------
Net asset value, end of period           $   7.12         $  11.76         $  13.46
                                       ------------     ------------     ------------
                                       ------------     ------------     ------------
TOTAL RETURN(a)                            (33.14)%         (12.23)%          37.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)          $ 10,274         $ 16,386         $ 12,711
Average net assets (000)                 $ 12,330         $ 21,704         $  8,743
Ratios to average net assets:
   Expenses, including
      distribution and service
      (12b-1) fees                           1.28%            0.83%(d)         1.22%(c)(d)
   Expenses, excluding
      distribution and service
      (12b-1) fees                           1.28%            0.83%(d)         1.22%(c)(d)
   Net investment loss                      (0.58)%          (0.49)%(d)       (0.75)%(c)(d)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
    32                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential Sector Funds, Inc.--Prudential Technology Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Sector Funds, Inc.--Prudential Technology Fund (the 'Fund') at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
January 18, 2002
                                                                          33

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Tax Information (Unaudited)

      We are required by Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (November 30, 2001) as to the federal tax status of dividends paid by the Fund during its fiscal year ended November 30, 2001. During 2001, the Fund paid to Class A, B, C and Z shares a short-term capital gain distribution of $.860 which is taxable as ordinary income and a long-term capital gain distribution of $.355.

For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.
    34

Prudential Sector Funds, Inc. Prudential Technology Fund

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential
Mutual Funds, you receive financial
advice from a Prudential Securities
Financial Advisor or Pruco Securities
registered representative. Your
financial professional can provide you
with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK
WORTH IT?
Your financial professional can help
you match the reward you seek with the
risk you can tolerate. Risk can be
difficult to gauge--sometimes even the
simplest investments bear surprising
risks. The educated investor knows that
markets seldom move in just one
direction. There are times when a
market sector or asset class will lose
value or provide little in the way of
total return. Managing your own
expectations is easier with help from
someone who understands the markets,
and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you
wade through the numerous available
mutual funds to find the ones that fit
your individual investment
profile and risk tolerance. While the
newspapers and popular magazines are
full of advice about investing, they
are aimed at generic groups of
people or representative individuals--
not at you personally. Your financial
professional will review your
investment objectives with you. This
means you can make financial decisions
based on the assets and liabilities in
your current portfolio and your risk
tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and
selling at the bottom are among the
most common investor mistakes. But
sometimes it's difficult to hold on to
an investment when it's losing value
every month. Your financial
professional can answer questions when
you're confused or worried about your
investment, and should remind you that
you're investing for the long haul.

Prudential Sector Funds, Inc. Prudential Technology Fund

Prudential Mutual Funds

Prudential offers a broad range of
mutual funds designed to meet your
individual needs. For information about
these funds, contact your financial
professional or call us at (800) 225-
1852. Read the prospectus carefully
before you invest or send money.

PRUDENTIAL MUTUAL FUNDS
-----------------------------------------------
Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
  Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund

Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund

Balanced/Allocation Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
              www.PruFN.com  (800) 225-1852


Prudential Municipal Series Fund
  Florida Series
  New Jersey Series
  New York Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  New Jersey Money Market Series
  New York Money Market Series

Tax-Free Money Market Funds
Command Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Special Money Market Fund, Inc.*
  Money Market Series

STRATEGIC PARTNERS
MUTUAL FUNDS**
------------------------------------

Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund

Special Money Market Fund, Inc.*
  Money Market Series

* This Fund is not a direct purchase
money fund and is only an exchangeable
money fund.

**Not exchangeable with the Prudential
mutual funds.

Prudential Sector Funds, Inc. Prudential Technology Fund

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't
ever read this--they don't read annual
and semiannual reports. It's quite
understandable. These annual and
semiannual reports are prepared to
comply with federal regulations, and
are often written in language that is
difficult to understand. So when most
people run into those particularly
daunting sections of these reports,
they don't read them.

WE THINK THAT'S A MISTAKE
At Prudential, we've made some changes
to our mutual funds report to make it
easier to understand and more pleasant
to read. We hope you'll find it
profitable to spend a few minutes
familiarizing yourself with your
investment. Here's what you'll find in
the report:

PERFORMANCE AT A GLANCE
Since an investment's performance is
often a shareholder's primary concern,
we present performance information in
two different formats. You'll find it
first on the "Performance at a Glance"
page where we compare the Fund and the
comparable average calculated by
Lipper, Inc., a nationally recognized
mutual fund rating agency. We report
both the cumulative total returns and
the average annual total returns. The
cumulative total return is the total
amount of income and appreciation the
Fund has achieved in various time
periods. The average annual total
return is an annualized representation
of the Fund's performance. It gives you
an idea of how much the Fund has earned
in an average year for a given time
period. Under the performance box,
you'll see legends that explain the
performance information, whether fees
and sales charges have been included in
the returns, and the inception dates
for the Fund's share classes.

See the performance comparison charts
at the back of the report for more
performance information. Please keep in
mind that past performance is not
indicative of future results.

      www.PruFN.com  (800) 225-1852

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your
money for you, reports on
successful--and not-so-successful--
strategies in this section of your
report. Look for recent purchases and
sales here, as well as information
about the sectors the portfolio manager
favors, and any changes that are on the
drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to
appear technical, but it's really just
a listing of each security held at the
end of the reporting period, along with
valuations and other information.
Please note that sometimes we discuss a
security in the "Investment Adviser's
Report" section that doesn't appear in
this listing, because it was sold
before the close of the reporting
period.

STATEMENT OF ASSETS AND LIABILITIES
The balance sheet shows the assets (the
value of the Fund's holdings),
liabilities (how much the Fund owes),
and net assets (the Fund's
equity or holdings after the Fund pays
its debts) as of the end of the
reporting period. It also shows how we
calculate the net asset value per share
for each class of shares. The net asset
value is reduced by payment of your
dividend, capital gain, or other
distribution--but remember that the
money or new shares are being paid or
issued to you. The net asset value
fluctuates daily, along with the value
of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which
details income (mostly interest and
dividends earned) and expenses
(including what you pay us to manage
your money). You'll also see capital
gains here--both realized and
unrealized.

Prudential Sector Funds, Inc. Prudential Technology Fund

Getting the Most from Your Prudential Mutual Fund

STATEMENT OF CHANGES IN NET ASSETS
This schedule shows how income and
expenses translate into changes
in net assets. The Fund is required to
pay out the bulk of its income to
shareholders every year, and this
statement shows you how we do it
(through dividends and distributions)
and how that affects the net assets.
This statement also shows how money
from investors flowed into and out of
the Fund.

NOTES TO FINANCIAL STATEMENTS
This is the kind of technical material
that can intimidate readers, but it
does contain useful information. The
notes provide a brief history and
explanation of your Fund's objectives.
In addition, they outline how
Prudential mutual funds prices
securities. The notes also explain who
manages and distributes the Fund's shares and, more important, how much they are paid for doing so. Finally, the notes explain how many shares are outstanding and the number issued and redeemed over the period.

FINANCIAL HIGHLIGHTS
This information contains many elements
from prior pages, but on a
per-share basis. It is designed to help
you understand how the Fund
performed, and to compare this year's
performance and expenses to those of
prior years.

INDEPENDENT ACCOUNTANT'S REPORT
Once a year, an independent accountant
looks over our books and certifies that
the financial statements are fairly
presented in accordance with generally
accepted accounting principles.

TAX INFORMATION
This is information that we report
annually about how much of your total
return is taxable. Should you have any
questions, you may want to consult a
tax adviser.

          www.PruFN.com  (800) 225-1852

PERFORMANCE COMPARISON
These charts are included in the annual
report and are required by the
Securities Exchange Commission.
Performance is presented here as the
return on a hypothetical $10,000
investment in the Fund since its
inception or for 10 years (whichever is
shorter). To help you put that return
in context, we are required to include
the performance of an unmanaged, broad-
based securities index as well. The
index does not reflect the cost of
buying the securities it contains or
the cost of managing a mutual fund. Of
course, the index holdings do not
mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided.
Investors cannot invest directly in an
index.

Prudential Sector Funds, Inc. Prudential Technology Fund

Class A  Growth of a $10,000 Investment

             (GRAPH)

Average Annual Total Returns as of 11/30/01
                      One Year   Five Years   Ten Years   Since Inception
With Sales Charge     -36.68%       N/A          N/A         -10.55%
Without Sales Charge  -33.35%       N/A          N/A          -8.64%

Past performance is not indicative of
future results. Principal and
investment return will fluctuate so
that an investor's shares, when
redeemed, may be worth more or less
than their original cost. The graph
compares a $10,000 investment in the
Prudential Technology Fund (Class A
shares) with a similar investment in
the Standard & Poor's SuperComposite
1500 Index (S&P SuperComposite 1500
Index) and the Standard & Poor's
SuperComposite Technology Index (S&P SC
Technology Index) by portraying the
initial account values at the
commencement of operations of Class A
shares (June 30, 1999) and the account
values at the end of the current fiscal
year (November 30, 2001), as measured
on a quarterly basis. For purposes of
the graph, and unless otherwise
indicated, it has been assumed that (a)
the maximum applicable front-end sales
charge was deducted from the initial
$10,000 investment in Class A shares;
(b) all recurring fees (including
management fees) were deducted; and (c)
all dividends and distributions were
reinvested. The average annual total
returns in the table and the returns on
investment in the graph do not reflect
the deduction of taxes that a
shareholder would pay on fund
distributions or following the
redemption of fund shares.

The S&P SuperComposite 1500 Index is an
unmanaged index that is a combination
of the S&P 500 Index (Standard & Poor's
500 Composite Stock Price Index), which
comprises 500 large, established,
publicly traded stocks; the S&P Mid-Cap
400 Index, which measures the
performance of the 400 largest
companies outside the S&P 500 Index;
and the S&P SmallCap 600 Index, which
comprises 600 small-capitalization
stocks. The S&P SC Technology Index is
an unmanaged capitalization-weighted
index that measures the performance of
the technology sector of the S&P
SuperComposite 1500 Index. The Indexes'
total returns include the reinvestment
of all dividends, but do not include
the effect of sales charges or
operating expenses of a mutual fund or
taxes. These returns would be lower if
they included the effect of sales
charges or operating expenses or taxes.
The securities that comprise the
Indexes may differ from the securities
in the Fund. These indexes are not the
only ones that may be used to
characterize performance of stock
funds, and other indexes may portray
different comparative performance.
Investors cannot invest directly in an
index.

This graph is furnished to you in
accordance with Securities and Exchange
Commission (SEC) regulations.

          www.PruFN.com  (800) 225-1852

Class B     Growth of a $10,000 Investment

             (GRAPH)

Average Annual Total Returns as of 11/30/01
                      One Year   Five Years   Ten Years   Since Inception
With Sales Charge     -36.82%       N/A          N/A          -10.29%
Without Sales Charge  -33.83%       N/A          N/A           -9.29%

Past performance is not indicative of
future results. Principal and
investment return will fluctuate so
that an investor's shares, when
redeemed, may be worth more or less
than their original cost. The graph
compares a $10,000 investment in the
Prudential Technology Fund (Class B
shares) with a similar investment in
the Standard & Poor's SuperComposite
1500 Index (S&P SuperComposite 1500
Index) and the Standard & Poor's
SuperComposite Technology Index (S&P SC
Technology Index) by portraying the
initial account values at the
commencement of operations of Class B
shares (June 30, 1999) and the account
values at the end of the current fiscal
year (November 30, 2001), as measured
on a quarterly basis. For purposes of
the graph, and unless otherwise
indicated, it has been assumed that (a)
the applicable contingent deferred
sales charge was deducted from the
value of the investment in Class B
shares, assuming full redemption on
November 30, 2001; (b) all recurring
fees (including management fees) were
deducted; and (c) all dividends and
distributions were reinvested.
Approximately seven years after
purchase, Class B shares will
automatically convert to Class A shares
on a quarterly basis. The average
annual total returns in the table and
the returns on investment in the graph
do not reflect the deduction of taxes
that a shareholder would pay on fund
distributions or following the
redemption of fund shares.

The S&P SuperComposite 1500 Index is an
unmanaged index that is a combination
of the S&P 500 Index, which comprises
500 large, established, publicly traded
stocks; the S&P Mid-Cap 400 Index,
which measures the performance of the
400 largest companies outside the S&P
500 Index; and the S&P SmallCap 600
Index, which comprises 600 small-
capitalization stocks. The S&P SC
Technology Index is an unmanaged
capitalization-weighted index that
measures the performance of the
technology sector of the S&P
SuperComposite 1500 Index. The Indexes'
total returns include the reinvestment
of all dividends, but do not include
the effect of sales charges or
operating expenses of a mutual fund or
taxes. These returns would be lower if
they included the effect of sales
charges or operating expenses or taxes.
The securities that comprise the
Indexes may differ from the securities
in the Fund. These indexes are not the
only ones that may be used to
characterize performance of stock
funds, and other indexes may portray
different comparative performance.
Investors cannot invest directly in an
index.

This graph is furnished to you in
accordance with Securities and Exchange
Commission (SEC) regulations.

Prudential Sector Funds, Inc. Prudential Technology Fund

Class C     Growth of a $10,000 Investment

             (GRAPH)

Average Annual Total Returns as of 11/30/01
                      One Year   Five Years   Ten Years   Since Inception
With Sales Charge     -35.08%       N/A          N/A          -9.67%
Without Sales Charge  -33.83%       N/A          N/A          -9.29%

Past performance is not indicative of
future results. Principal and
investment return will fluctuate so
that an investor's shares, when
redeemed, may be worth more or less
than their original cost. The graph
compares a $10,000 investment in the
Prudential Technology Fund (Class C
shares) with a similar investment in
the Standard & Poor's SuperComposite
1500 Index (S&P SuperComposite 1500
Index) and the Standard & Poor's
SuperComposite Technology Index (S&P SC
Technology Index) by portraying the
initial account values at the
commencement of operations of Class C
shares (June 30, 1999) and the account
values at the end of the current fiscal
year (November 30, 2001), as measured
on a quarterly basis. For purposes of
the graph, and unless otherwise
indicated, it has been assumed that (a)
the applicable front-end sales charge
was deducted from the initial $10,000
investment in Class C shares; (b) the
applicable contingent deferred sales
charge was deducted from the value of
the investment in Class C shares,
assuming full redemption on November
30, 2001; (c) all recurring fees
(including management fees) were
deducted; and (d) all dividends and
distributions were reinvested. The
average annual total returns in the
table and the returns on investment in
the graph do not reflect the deduction
of taxes that a shareholder would pay
on fund distributions or following the
redemption of fund shares.

The S&P SuperComposite 1500 Index is an
unmanaged index that is a combination
of the S&P 500 Index, which comprises
500 large, established, publicly traded
stocks; the S&P Mid-Cap 400 Index,
which measures the performance of the
400 largest companies outside the S&P
500 Index; and the S&P SmallCap 600
Index, which comprises 600 small-
capitalization stocks. The S&P SC
Technology Index is an unmanaged
capitalization-weighted index that
measures the performance of the
technology sector of the S&P
SuperComposite 1500 Index. The Indexes'
total returns include the reinvestment
of all dividends, but do not include
the effect of sales charges or
operating expenses of a mutual fund or
taxes. These returns would be lower if
they included the effect of sales
charges or operating expenses or taxes.
The securities that comprise the
Indexes may differ from the securities
in the Fund. These indexes are not the
only ones that may be used to
characterize performance of stock
funds, and other indexes may portray
different comparative performance.
Investors cannot invest directly in an
index.

This graph is furnished to you in
accordance with Securities and Exchange
Commission (SEC) regulations.

          www.PruFN.com  (800) 225-1852

Class Z     Growth of a $10,000 Investment

             (GRAPH)

Average Annual Total Returns as of 11/30/01
    One Year   Five Years   Ten Years   Since Inception
    -33.14%       N/A          N/A          -8.39%

Past performance is not indicative of
future results. Principal and
investment return will fluctuate so
that an investor's shares, when
redeemed, may be worth more or less
than their original cost. The graph
compares a $10,000 investment in the
Prudential Technology Fund (Class Z
shares) with a similar investment in
the Standard & Poor's SuperComposite
1500 Index (S&P SuperComposite 1500
Index) and the Standard & Poor's
SuperComposite Technology Index (S&P SC
Technology Index) by portraying the
initial account values at the
commencement of operations of Class Z
shares (June 30, 1999) and the account
values at the end of the current fiscal
year (November 30, 2001), as measured
on a quarterly basis. For purposes of
the graph, and unless otherwise
indicated, it has been assumed that (a)
all recurring fees (including
management fees) were deducted, and (b)
all dividends and distributions were
reinvested. Class Z shares are not
subject to a sales charge or
distribution and service (12b-1) fees.
The average annual total returns in the
table and the returns on investment in
the graph do not reflect the deduction
of taxes that a shareholder would pay
on fund distributions or following the
redemption of fund shares.

The S&P SuperComposite 1500 Index is an
unmanaged index that is a combination
of the S&P 500 Index, which comprises
500 large, established, publicly traded
stocks; the S&P Mid-Cap 400 Index,
which measures the performance of the
400 largest companies outside the S&P
500 Index; and the S&P SmallCap 600
Index, which comprises 600 small-
capitalization stocks. The S&P SC
Technology Index is an unmanaged
capitalization-weighted index that
measures the performance of the
technology sector of the S&P
SuperComposite 1500 Index. The Indexes'
total returns include the reinvestment
of all dividends, but do not include
the effect of sales charges or
operating expenses of a mutual fund or
taxes. These returns would be lower if
they included the effect of sales
charges or operating expenses or taxes.
The securities that comprise the
Indexes may differ from the securities
in the Fund. These indexes are not the
only ones that may be used to
characterize performance of stock
funds, and other indexes may portray
different comparative performance.
Investors cannot invest directly in an
index.

This graph is furnished to you in
accordance with Securities and Exchange
Commission (SEC) regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.PruFN.com

DIRECTORS
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
Maria G. Master, Assistant Secretary
William V. Healey, Assistant Secretary

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISERS
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017
Prudential Investment Management, Inc.
Prudential Plaza
Newark, NJ 07102-3777

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols    Nasdaq      CUSIP
  Class A       PTYAX     74437K889
  Class B       PTYBX     74437K871
  Class C       PTYCX     74437K863
  Class Z       PTFZX     74437K855
MF188E5  IFS-A068018

ANNUAL REPORT
NOVEMBER 30, 2001

PRUDENTIAL
UTILITY FUND

FUND TYPE
Sector stock

OBJECTIVE
Total return through capital appreciation and current income

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                      PRUDENTIAL (LOGO)

Prudential Sector Funds, Inc.    Prudential Utility Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Utility Fund (the Fund) invests in equity-related and investment-grade debt securities of utility companies--primarily electric, gas, gas pipeline, telephone and telecommunications, water, cable, airport, seaport, and toll road--both in the United States and abroad. The Fund may be affected to a greater extent by any single economic, political, or regulatory development than a mutual fund that does not focus its investments on specific economic sectors. Utility investments can be affected by government regulations, the price of fuel, environmental factors, and interest rates.
Foreign investments are subject to additional risks, including currency, political, and social risks, and illiquidity. There can be no assurance that the Fund will achieve its investment objective of total return through capital appreciation and current income.

Portfolio Composition

Sectors expressed as a percentage of
net assets as of 11/30/01
        43.4%   U.S. Electric Utilities
        16.0    U.S. Telecom
        13.9    U.S. Gas Pipelines
        13.1    U.S. Gas Distribution
         6.6    U.S. Exploration & Production
         3.3    U.S. Miscellaneous
         0.9    Bonds
         2.8    Cash & Equivalents

Ten Largest Holdings

    Expressed as a percentage of
    net assets as of 11/30/01
    4.7%    El Paso Corp.
            Gas Pipelines
    4.6     Kinder Morgan, Inc.
            Gas Pipelines
    3.3     Equitable Resources, Inc.
            Gas Distribution
    3.1     NiSource, Inc.
            Gas Pipelines
    2.9     Northeast Utilities
            Electrical Power
    2.8     PG&E Corp.
            Electrical Power
    2.8     Exelon Corp.
            Electrical Power
    2.6     Williams Companies, Inc.
            Gas Pipelines
    2.5     Questar Corp.
            Gas Pipelines
    2.3     CenturyTel, Inc.
            Telecommunications

Holdings are subject to change.

www.PruFN.com    (800) 225-1852

Annual Report    November 30, 2001

Cumulative Total Returns1                          As of 11/30/01

                              One      Five      Ten    Since
                              Year    Years     Years    Inception2
Class A                     -15.24%   58.65%   193.05%    238.06%
Class B                     -15.89    52.69    171.66    1464.39
Class C                     -15.89    52.69     N/A       113.23
Class Z                     -15.06    60.59     N/A        89.87
Lipper Utility Fund Avg.3   -18.69    45.80    147.83      ***

Average Annual Total Returns1                      As of 12/31/01

                     One      Five     Ten       Since
                     Year    Years     Years    Inception2
    Class A        -23.22%    9.04%    10.79%    10.62%
    Class B        -23.48     9.22     10.52     14.65
    Class C        -21.27     9.13      N/A      11.17
    Class Z        -18.94    10.45      N/A      12.36

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
1 Source: Prudential Investments LLC and Lipper
  Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%,
  1%, and 1% for six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase.
  Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.
2 Inception dates: Class A, 1/22/90; Class B,
  8/10/81; Class C, 8/1/94; and Class Z, 3/1/96.
3 The Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the one-year, five-year, ten-year, and since inception periods in the Lipper Utility Fund category. Funds in the Lipper Utility Fund Average invest at least 65% of their equity portfolios in utility shares.
***Lipper Since Inception returns are 198.33% for
   Class A, 904.34% for Class B, 101.39% for Class C, and 58.98% for Class Z, based on all funds in each share class.


On September 21, 2001, Prudential Utility Fund
acquired all the net assets of Prudential Global
Utility Fund pursuant to a plan of reorganization
approved by Prudential Global Utility Fund
shareholders on September 13, 2001. For more
information, please see Notes to Financial
Statements in the accompanying pages.
                                             1

PRUDENTIAL (LOGO)                 January 15, 2002

DEAR SHAREHOLDER,
The 12 months ended November 30, 2001--the annual reporting period of the Prudential Utility
Fund--were a continuation of the worst bear market since 1973D1974. Although the energy utilities initially seemed immune to the market's fall, by period-end, they too declined.

In the end, over the full reporting period, the market was particularly poor for utility stocks.
The indexes that are benchmarks for the Prudential
Utility Fund--the S&P Utilities Index comprising energy companies, and the S&P Communications
Services Index--were among the three sectors whose returns were substantially below the other sectors in the Standard & Poor's 500 Composite Stock Price
Index (the S&P 500 Index). In this difficult environment, the D15.24% return of the Fund's Class A shares (D19.48% to those paying the maximum one-time Class A share sales charge) was a significant outperformance of both benchmark indexes. The fact that the Fund outperformed both indexes is a sign that its adviser selected its holdings well within each industry. The Fund outperformed the Lipper Utility
Fund Average by more than three percentage points.

The Utility Fund is a sector fund, and can play an important role in a larger, balanced investment plan. Many of the various utility industries are well represented in the Fund. As the Fund's adviser discusses in the Investment Adviser's Report that follows, this practice has paid off.

Sincerely,


David R. Odenath, Jr., President
Prudential Sector Funds, Inc./Prudential Utility Fund

Prudential Sector Funds, Inc.    Prudential Utility Fund

Annual Report    November 30, 2001

nvestment Adviser's Report

WE DIVERSIFY ACROSS UTILITIES
Utility funds have traditionally been conservative investments, so the volatility of the Utility Fund in recent years may seem surprising, but the volatility in the overall market has been unusually high, and the utility sectors have not escaped this turbulence. Given this tumult, we are particularly pleased with the relative performance of the Fund. We have maintained diversified exposure across the various utilities in an effort to own a collection of the best stocks in all the relevant investment themes, rather than risk our entire return on any one theme.

The graph on page 5 compares the last three years of the Fund's performance with its two benchmark indexes. As investors flocked to the telecommunications sector and then abandoned it for energy stocks, the Fund's net asset value grew relatively consistently. It then declined less in the general market meltdown. Over this turbulent period, the Fund's 4.65% average annual return outperformed the Lipper Average's 0.60% return by four percentage points.

INVESTING ENVIRONMENT FOR ENERGY UTILITIES WAS POOR
The slowing global economy and U.S. recession sharply reduced the demand for energy and, consequently, energy prices fell. An unexpectedly mild autumn in the United States also contributed to the reduced demand. The decline in air travel after the events of September 11 had a significant impact as well, because jet fuel normally accounts for about 12% of U.S. oil consumption. As oil prices fell with reduced air travel, they also put downward pressure on natural gas prices. These factors caused a sharp slowdown in the expected earnings of utility companies. Although profits were down also in other sectors, investors appear to have punished utility stocks particularly hard.

Prudential Sector Funds, Inc.    Prudential Utility Fund

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 11/30/01

4.7%   El Paso Corp./Gas Pipelines
       During this reporting period, El Paso acquired
       Coastal Corp., creating a firm with a substantial exploration and production subsidiary and the largest gas pipeline system in the United
       States. Investors' enthusiasm about the
       merger's synergism pushed up the shares of both companies before the acquisition, and El Paso's shares continued to rise afterward until they were affected by the reaction to Enron's troubles. As we explain in the Investment Adviser's Report, we think it will regain its momentum when investors realize that their concerns are unwarranted.
4.6    Kinder Morgan, Inc./Gas Pipelines
       Kinder Morgan is the owner of a large natural gas pipeline and several gas distribution franchises.
       It is also the General Partner of Kinder Morgan
       Energy Partners, which is the No. 1 operator of refined products pipelines, CO2 pipelines, and bulk and liquids terminals in the United States.
       Analysts raised earnings per share estimates at Kinder Morgan because its partnership, Kinder
       Morgan Energy Partners, announced accretive deals to purchase pipelines from Enron and Intergen.
       Kinder Morgan is a rare company in today's market.
       It has both earnings growth and stability, and it generates free cash flow, which will allow it to continue making accretive acquisitions.
3.3    Equitable Resources, Inc./Gas Distribution
       Equitable Resources is primarily a natural gas company with attractive assets in the eastern United States. It is a good example of our long-term value strategy. We purchased a position very inexpensively several years ago. Under new management, Equitable focused on its efficient natural gas utility and away from businesses in which it had no advantage. Our faith in its management paid off as profits rose and then its price/earnings multiple began to rise also, reflecting the company's improved growth potential. We think it has further to go.
3.1    NiSource, Inc./Gas Pipelines
       NiSource is in virtually all phases of the energy business, but it is transitioning to focus on its strength as a natural gas utility. Its recent acquisition of Columbia Energy made it one of the largest gas distributors in the United
       States. Most investors were slow to appreciate the benefits of the acquisition, and we increased our holdings further at a good price.
2.9    Northeast Utilities/Electrical Power
       Northeast Utilities is New England's largest electric utility. It is selling its power generation plants and focusing on distribution.
       After a deal to be acquired by Consolidated Edison derailed in 2001, Northeast furthered that strategy by buying Yankee Energy System and selling its Millstone nuclear power complex.

Holdings are subject to change.

www.PruFN.com    (800) 225-1852

Annual Report    November 30, 2001

Utility Fund vs. Component Sectors

                (GRAPH)


Source: Prudential Investments and Bloomberg L.P.
The Standard & Poor's Communications Services
Index (S&P Communications Svcs. Index) comprises the communications services stocks in the S&P 500
Index. The Standard & Poor's Utilities Index (S&P
Utilities Index) comprises utility stocks in the S&P 500 Index. Both of these indexes were discontinued at the end of 2001 in the transition to a new series of sector definitions. Past performance is not indicative of future results.
Investors cannot invest directly in an index.

As we discussed in our last report, there were other factors that also discouraged investing in utilities. The state of California's poor deregulation planning resulted in a power crisis in 2000. When energy prices in California shot up to unbearable levels, investors feared that the federal government would get involved in energy pricing in 2001. This, too, clouded the prospects of energy companies.

The short-term spike in energy prices also raised
the specter of a classic business cycle in a
sector that historically has been relatively
noncyclical--that is to say, high electricity
prices attracted investors. They financed an
abundance of plans for new power plants that
threatened an overbuilding of generating capacity.
Investors familiar with business cycles in other
industries feared what this could do to pricing
and profitability.
                                               5

Prudential Sector Funds, Inc.    Prudential Utility Fund

Annual Report    November 30, 2001

As the year 2001 progressed, these issues were largely resolved as we expected. Energy markets outside California worked efficiently, and the price of energy gradually came down. Federal intervention was limited. These lower electricity prices have already led to cancellations of proposed power plants, so fears of overbuilding seem unfounded. However, low energy demand remains a problem. In our view, share prices now reflect lower earnings expectations for the utility industries, but expectations and valuations (the price of shares relative to profits and asset values) appear high in the broader market. We think that, as a result, utility share prices may rise more quickly than most when profitability recovers.

Our long-term confidence in the future of natural gas as a clean-burning, underused fuel underlies our focus on companies that produce, transport
(via pipelines), or distribute gas. We believe that demand for natural gas will outstrip supply in the foreseeable future, except when there are unexpected short-term interruptions in demand. The three largest positive contributors to the Fund's return--Equitable Resources, Kinder Morgan (see
Comments on Largest Holdings for both), and Coastal--were natural gas related. Coastal was acquired by El Paso (see Comments on Largest
Holdings) in the first half of our reporting period.

IT WASN'T ENRONOS TRADING THAT BROUGHT IT DOWN
Our return was affected by Enron's very visible collapse, although our exposure was limited. We think Enron was correct in its belief that there are good profits to be made trading energy contracts. But Enron had been presenting itself as a trading company with few hard assets on its balance sheet when it was, in fact, buying and building energy assets around the world. In a very risky move, it financed this expansion with high levels of debt and aggressive financing structures.
As energy demand fell, creditors foresaw the possibility of an earnings shortfall. Once questions about Enron's ability to service its debt arose, its trading customers took their business elsewhere because of the possibility they could lose money if Enron was unable to fulfill its part of a transaction. Credibility is crucial in a trading business.

www.PruFN.com    (800) 225-1852

We had no exposure to Enron at the beginning of the reporting period, but after its shares had fallen considerably, we thought we saw a value opportunity. When the facts about its financing situation were revealed, we sold our holding. We neither bought at the top nor sold at the bottom, but our exposure had a negative impact on the Fund's return.

Our return was hurt in another way. Many investors mistakenly attributed Enron's fall to its trading operation, although that business remained profitable. The shares of other firms with energy trading operations also plummeted, even though they had more conservative balance sheets. Our portfolio was hurt particularly hard by positions in two of these firms--El Paso and Dynegy.

Trading firms are responding by strengthening their financial situations further. More than $3 billion was raised in a three-day period by El Paso, Dynegy, Calpine, and Mirant. Enron's collapse means that its huge share of the energy trading business is now up for grabs.
We have holdings in several firms that are well placed to increase their trading profits as a result. Our larger positions include
The Williams Companies, Entergy,
and Cinergy, as well as El Paso and Dynegy.

ELECTRICITY SUPPLY AND DEMAND MOVE TOWARD BALANCE
When the price of electricity surged last year, we had a wave of announcements of new generation plants. Stock investors then foresaw a glut of electricity, and shares in electric companies fell. However, as company managers also anticipated a glut, there have been many cancellations or postponements of plant construction. Furthermore, the well-publicized limits that capital markets are currently placing on capital spending for plant construction reinforce the view that the market for electricity is moving toward a profitable equilibrium.

Stock investors are just beginning to notice this.
Many of our Oplain vanillaO electric utilities-- including FirstEnergy, Nstar, and Southern-- made positive contributions to the Fund's return in this period. Investors valued the safety of their modest but consistent earnings growth, which is particularly valuable in times like these when confidence in earnings growth is rare.

Prudential Sector Funds, Inc.    Prudential Utility Fund

Annual Report    November 30, 2001

WE AVOIDED THE WORST
There is little positive to report about the telecommunications sector this year, except that we eliminated our exposure to the worst performers. Although we have a position in the industry as part of our diversification for risk control, it is underrepresented compared to the size of the industry. Nonetheless, telecommunications service stocks accounted for a substantial part of our negative return, particularly our holdings in Global Crossing, Qwest Communications International, and Metromedia
Fiber Network. Metromedia is our only holding in the poor-performing group of companies competing with the "Baby Bells" to offer local service.

The depressed prices in the telecommunications group may eventually offer opportunities to buy some good companies at very good prices, but we see no catalyst to trigger realization of their potential. Therefore we are being selective, and are prepared to wait for conditions to improve.

LOOKING AHEAD
In the broader stock market, profit forecasts have fallen faster than share prices, leaving valuations still at or above the historical average price/ earnings (P/E) ratio. For the S&P 500 Index, the aggregate P/E of profitable companies was 24.4 at the end of our fiscal year, while that valuation almost doubled if companies without profits were included. In the utility industries, however, earnings have been more stable than in other sectors. Despite that fact, the forces that we have discussed combined to push utility share prices farther down than all other sectors except technology. As a result, most shares in the S&P
500 Index are now priced as though investors expect a profit recovery in 2002, even though the prospects for such a recovery are very uncertain.
In contrast, we can be reasonably confident that utility profits will grow. Investors in utility stocks today are not paying a premium for that greater security, which makes these stocks great values.

Prudential Utility Fund Management Team

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of November 30, 2001

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.2%
Common Stocks  96.3%
-------------------------------------------------------------------------------------
Business Services  1.2%
   1,261,900   Convergys Corp.(a)                                   $     41,932,937
-------------------------------------------------------------------------------------
Coal  1.4%
     379,000   Massey Energy Co.                                           6,734,830
   1,522,400   Arch Coal, Inc.                                            30,432,776
     496,900   Peabody Energy Corp.                                       13,172,819
                                                                    ----------------
                                                                          50,340,425
-------------------------------------------------------------------------------------
Electrical Power  43.4%
   1,920,500   Allegheny Energy, Inc.                                     66,929,425
   1,779,000   Avista Corp.                                               21,436,950
   8,897,500   British Energy PLC                                         30,833,605
   1,604,800   Calpine Corp.(a)(b)                                        34,599,488
   2,415,285   Cinergy Corp.(b)                                           71,202,602
   1,950,800   Cleco Corp.                                                39,094,032
   1,563,700   CMS Energy Corp.(b)                                        36,012,011
   2,279,600   Constellation Energy Group, Inc.                           54,140,500
   1,719,500   DPL Inc.                                                   40,408,250
     750,454   DTE Energy Co.                                             30,993,750
   4,403,500   Energy East Corp.(b)                                       80,187,735
   2,267,900   Entergy Corp.                                              83,685,510
   2,270,725   Exelon Corp.                                              101,297,042
   1,894,180   FirstEnergy Corp.                                          63,985,397
   9,581,599   Innogy Holdings PLC(a)                                     27,226,158
   1,639,580   Mirant Corp.(a)                                            40,022,148
   5,967,300   Northeast Utilities                                       103,831,020
   1,362,905   NSTAR                                                      58,932,012
   5,572,800   PG&E Corp.(a)                                             101,982,240
   1,858,400   Pinnacle West Capital Corp.                                77,588,200
   1,083,600   PPL Corp.                                                  38,543,652
   2,505,600   Public Service Co. of New Mexico                           65,145,600
   1,811,500   Public Service Enterprise Group, Inc.                      73,456,325
   3,307,300   Reliant Resources, Inc.(a)                                 53,809,771
     243,400   RGS Energy Group, Inc.                                      9,327,088

    See Notes to Financial Statements                                      9

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of November 30, 2001 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
     788,100   SCANA Corp.(b)                                       $     21,294,462
   2,524,000   Sempra Energy                                              58,455,840
   3,716,440   Sierra Pacific Resources(b)                                55,003,312
   1,760,140   Unisource Energy Corp.                                     29,394,338
                                                                    ----------------
                                                                       1,568,818,463
-------------------------------------------------------------------------------------
Engineering  0.7%
     462,000   Fluor Corp.                                                17,486,700
   1,401,600   Foster Wheeler Ltd.(b)                                      7,400,448
                                                                    ----------------
                                                                          24,887,148
-------------------------------------------------------------------------------------
Gas Distribution  13.1%
   3,683,400   Equitable Resources, Inc.                                 119,747,334
     187,800   Espoon Sahko Oyj (Finland)                                  4,708,372
   1,971,592   KeySpan Corp.                                              65,318,843
   1,355,000   National Fuel Gas Co.                                      30,324,900
     794,300   NICOR, Inc.                                                30,953,871
   5,343,036   NiSource Inc.                                             111,669,452
   3,812,600   Questar Corp.                                              88,681,076
     200,000   Westcoast Energy, Inc.                                      5,217,516
     610,800   WGL Holdings Inc.                                          16,931,376
                                                                    ----------------
                                                                         473,552,740
-------------------------------------------------------------------------------------
Gas Pipelines  13.9%
   2,535,000   Dynegy Inc.(b)                                             76,937,250
   3,818,513   El Paso Corp.                                             169,923,828
   3,369,875   Kinder Morgan, Inc.(b)                                    164,887,984
   3,471,022   Williams Companies, Inc.                                   92,745,708
                                                                    ----------------
                                                                         504,494,770
-------------------------------------------------------------------------------------
Oil & Gas Exploration & Production  6.6%
     860,000   Anadarko Petroleum Corp.(b)                                44,634,000
   1,974,592   BG Group PLC (ADR)(b)                                      36,826,141
   1,100,000   Devon Energy Corp.(b)                                      37,829,000
   1,069,800   Halliburton Co.                                            22,925,814
     632,600   Kerr-McGee Corp.                                           33,236,804
   1,484,300   Pioneer Natural Resources Co.                              24,862,025

    10                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of November 30, 2001 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
   1,301,700   Western Gas Resources, Inc.(b)                       $     38,894,796
                                                                    ----------------
                                                                         239,208,580
-------------------------------------------------------------------------------------
Telecommunications  16.0%
   3,379,100   AT&T Corp.(b)                                              59,100,459
     890,600   BellSouth Corp.                                            34,288,100
   3,715,500   Broadwing Inc.(a)(b)                                       35,371,560
   2,488,200   CenturyTel, Inc.                                           84,101,160
     225,000   France Telecom SA(a) (France)                               8,884,585
     111,222   Hellenic Telecommunications Org. SA (France)                1,886,196
   1,694,400   Millicom International Cellular SA(a)(b)                   16,791,504
   4,706,500   Nextel Communications, Inc.(a)(b)                          50,453,680
   1,959,281   Qwest Communications International Inc.                    23,315,444
     976,950   SBC Communications Inc                                     36,518,391
   1,213,400   Sprint Corp. PCS Group(a)(b)                               30,274,330
      75,000   TELUS Corp.                                                 1,226,434
   1,129,138   Verizon Communications Inc.                                53,069,486
   1,608,100   Vodafone Group PLC(b) (United Kingdom)                     40,749,254
   1,585,000   Western Wireless Corp. Class A(a)                          38,943,450
   4,302,900   WorldCom, Inc.(a)                                          62,564,166
                                                                    ----------------
                                                                         577,538,199
                                                                    ----------------
               Total common stocks (cost $2,836,091,994)               3,480,773,262
                                                                    ----------------

CORPORATE BONDS  0.9%
Moody's          Principal
Rating           Amount
(Unaudited)      (000)            Description                           Value (Note 1)
----------------------------------------------------------------------------------------------
Electrical Utilities  0.6%
                                  AES Corp.,
Ba2              $      500        8.38%, 8/15/07                                457,500
                                  Alabama Power Co.,
A2                      500        5.35%, 11/15/03                               513,280
                                  Appalachian Power Co.,
                                   Ser. C
Baa1                  1,000        6.60%, 5/1/09                                 985,810
                                  Arizona Public Service Co.
Baa1                  1,000        6.25%, 1/15/05                              1,019,120

    See Notes to Financial Statements                                     11

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of November 30, 2001 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                        Value (Note 1)
-----------------------------------------------------------------------------------------
                                Carolina Power & Light Co.,
A3             $    1,000        5.95%, 3/1/09                     $        977,180
                                Cleveland Electric Illumination
                                 Co.,
Baa2                  500        7.43%, 11/1/09                             529,820
                                Consolidated Edison, Inc.,
A1                  1,000        7.63%, 3/1/04                            1,069,700
                                El Paso Electric Co., Ser. C,
Baa3                  500        8.25%, 2/1/03                              522,760
                                Exelon Corp.,
A2                  1,000        6.50%, 5/1/03                            1,041,640
                                Florida Power Corp.,
A1                    500        6.00%, 7/1/03                              516,805
                                Gulf States Utilities Co.,
Baa3                1,000        8.25%, 4/1/04                            1,078,990
                                Hydro Quebec (Canada),
A1                    500        7.50%, 4/1/16                              573,050
                                Niagara Mohawk Power Corp.,
                                 Ser. G,
Baa3                1,000        7.75%, 10/1/08                           1,085,500
                                Northern States Power Co.,
Aa3                 1,000        6.50%, 3/1/28                              928,660
                                Pennsylvania Electric Co.,
                                 Ser. B,
A2                  1,000        6.13%, 4/1/09                              975,280
                                Public Service Co. of Colorado,
                                 Ser. A,
Baa1                1,000        6.88%, 7/15/09                           1,028,420
                                Public Service Co. of New
                                 Mexico,
                                 Ser. A,
Baa3                  500        7.10%, 8/1/05                              503,245
                                Puget Sound Energy Inc.,
                                 Series MTNB,
Baa1                1,000        6.46%, 3/9/09                              974,940
                                Southern Investments (United
                                 Kingdom),
Baa1                  500        6.80%, 12/1/06                             516,110

    12                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of November 30, 2001 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                        Value (Note 1)
-----------------------------------------------------------------------------------------
                                Tampa Electric Co.,
Aa3            $    1,000        7.75%, 11/1/22                    $      1,014,900
                                Texas Utilities Electric Co.,
A3                  1,000        8.25%, 4/1/04                            1,082,390
                                United Utilities,
A3                    500        6.45%, 4/1/08                              491,165
                                Virginia Electric & Power Co.,
A2                  1,000        6.63%, 4/1/03                            1,040,450
                                Wisconsin Electric Power Co.,
Aa3                 1,000        6.63%, 11/15/06                          1,062,500
                                Wisconsin Power & Light Co.,
Aa3                   500        5.70%, 10/15/08                            483,355
                                                                   ----------------
                                                                         20,472,570
-------------------------------------------------------------------------------------
Gas Distribution & Other Industries
                                El Paso Natural Gas,
Baa1                  500        7.50%, 11/15/26                            464,325
                                Wisconsin Gas Co.,
Aa2                   535        5.50%, 1/15/09                             507,688
                                                                   ----------------
                                                                            972,013
-------------------------------------------------------------------------------------
Telecommunications, Media & Related Industries  0.3%
                                AT&T Corp.
A3                  1,000        7.75%, 3/1/07                            1,069,740
                                Century Tel Inc.,
                                 Ser. F
Baa2                  500        6.30%, 1/15/08                             491,230
                                Indiana Bell Telephone Co.,
                                 Inc.,
Aa2                 1,000        7.30%, 8/15/26                           1,062,890
                                New Jersey Bell Telephone Co.,
Aa2                 1,000        8.00%, 6/1/22                            1,123,130
                                New York Telephone Co.,
A1                    500        6.00%, 4/15/08                             511,380
                                Pacific Bell Co.,
Aa3                 1,000        6.63%, 11/1/09                           1,051,410
                                Sprint Capital Corp.,
Baa1                1,000        5.70%, 11/15/03                          1,024,580

    See Notes to Financial Statements                                     13

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of November 30, 2001 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                        Value (Note 1)
-----------------------------------------------------------------------------------------
                                Telecomunicaciones de Puerto
                                 Rico,
Baa1           $    1,000        6.65%, 5/16/06                    $      1,015,190
                                Verizon Communications,
A2                  1,000        7.51%, 4/1/09                            1,079,330
                                WorldCom, Inc.,
A3                  1,000        6.40%, 8/15/05                           1,022,310
                                                                   ----------------
                                                                          9,451,190
                                                                   ----------------
                                Total corporate bonds (cost
                                 $30,587,666)                            30,895,773
                                                                   ----------------
U.S. GOVERNMENT OBLIGATIONS
                                United States Treasury Notes,
                                 5.75%, 8/15/03 (cost
                    1,000        $1,021,094)                              1,050,940
                                                                   ----------------
                                Total long-term investments
                                 (cost $2,867,700,754)                3,512,719,975
                                                                   ----------------
SHORT-TERM INVESTMENTS  8.1%
-----------------------------------------------------------------------------------
Commercial Paper  6.7%
                                American Electric PWR Co.(c)
P-2                39,300        3.00%, 12/07/01                         39,280,350
                                AON Corp.(c)
P-2                 9,000        2.60%, 12/05/01                          8,997,400
                                Cox Enterprises(c)
P-2                 6,350        2.50%, 12/19/01                          6,342,063
                                CXC Inc.(c)
P-1                10,000        2.09%, 12/11/01                          9,994,194
                                Kerr-McGee Corp.(c)
P-2                 5,000        2.60%, 12/14/01                          4,995,306
                                Old Line Funding Corp.(c)
P-1                 1,451        2.10%, 12/14/01                          1,449,900
                                Reed Elsevier Inc.(c)
P-2                17,550       2.52%, 12/11/01                          17,537,715
P-2                18,150       2.55%, 12/11/01                          18,137,144
                                Sears Roebuck ACPT Corp.(c)
P-2                20,375        3.00%, 12/04/01                         20,369,906

    14                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of November 30, 2001 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                        Value (Note 1)
-----------------------------------------------------------------------------------------
                                Societe Generale(c)
P-1            $    8,257        2.09%, 12/03/01                   $      8,257,000
                                Sprint Capital Corp.(c)
P-2                24,750        3.10%, 12/17/01                         24,715,900
                                State Street Bank & Trust(c)
P-1                27,075        2.06%, 12/03/01                         27,075,000
                                Toronto Dominion BK(c)
P-1                10,000        2.00%, 12/11/01                          9,999,577
                                Tyco International GRP SA(c)
P-2                20,000       2.37%, 12/07/01                          19,992,100
P-2                25,000       2.30%, 12/21/01                          24,968,055
                                                                   ----------------
                                Total commercial paper (cost
                                 $242,111,610)                          242,111,610
                                                                   ----------------
-------------------------------------------------------------------------------------
Repurchase Agreement  1.4%
                                Joint Repurchase Agreement
                                 Account,
                                 2.12%, 12/03/01 (cost
                   51,793        $51,793,000)                            51,793,000
                                                                   ----------------
                                Total short-term investments
                                 (cost $293,904,610)                    293,904,610
                                                                   ----------------
                                Total Investments  105.3%
                                 (cost $3,161,605,364)                3,806,624,585
                                Liabilities in excess of other
                                 assets  (5.3%)                        (192,934,666)
                                                                   ----------------
                                Net Assets  100%                   $  3,613,689,919
                                                                   ----------------
                                                                   ----------------

------------------------------
(a) Non-income producing.
(b) Portion of securities on loan, see Note 4.
(c) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
ADR--American Depository Receipt.
Oyj--Osakeyizrio (Finland Stock Company).
PLC--Public Limited Company (British Corporation).
SA-- Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
    Corporation).
    See Notes to Financial Statements                                     15

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Statement of Assets and Liabilities

                                                                November 30, 2001
---------------------------------------------------------------------------------------
ASSETS
Investments, at value including collateral for securities
on loan of $242,111,610 (cost $3,161,605,364)                    $ 3,806,624,585
Cash                                                                     968,805
Foreign currency, at value (cost $52,313)                                 53,111
Receivable for investments sold                                       51,508,991
Dividends and interest receivable                                      9,427,459
Receivable for Fund shares sold                                        1,271,860
Receivable for securities lending                                        589,117
Tax reclaim receivable                                                   436,857
Deferred expenses and other assets                                        87,180
                                                                -----------------
      Total assets                                                 3,870,967,965
                                                                -----------------
LIABILITIES
Payable to broker for collateral for securities on loan              242,111,610
Payable for Fund shares reacquired                                     6,162,930
Payable for investments purchased                                      5,517,660
Management fee payable                                                 1,272,214
Distribution fee payable                                               1,113,637
Accrued expenses and other liabilities                                   578,485
Securities lending rebate payable                                        440,965
Foreign withholding taxes payable                                         80,545
                                                                -----------------
      Total liabilities                                              257,278,046
                                                                -----------------
NET ASSETS                                                       $ 3,613,689,919
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                          $     3,822,786
   Paid-in capital in excess of par                                3,053,854,742
                                                                -----------------
                                                                   3,057,677,528
   Undistributed net investment income                                13,740,170
   Accumulated net realized loss on investments                     (102,749,926)
   Net unrealized appreciation on investments and foreign
      currencies                                                     645,022,147
                                                                -----------------
Net assets, November 30, 2001                                    $ 3,613,689,919
                                                                -----------------
                                                                -----------------

    16                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Statement of Assets and Liabilities Cont'd.

                                                                November 30, 2001
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($2,978,442,323 / 315,002,881 shares of common stock
      issued and outstanding)                                              $9.46
   Maximum sales charge (5% of offering price)                               .50
                                                                -----------------
   Maximum offering price to public                                        $9.96
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($523,036,639 / 55,408,447 shares of common
      stock issued and outstanding)                                        $9.44
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share
      ($48,343,598 / 5,121,757 shares of common stock
      issued and outstanding)                                              $9.44
   Sales charge (1% of offering price)                                       .10
                                                                -----------------
   Offering price to public                                                $9.54
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($63,867,359 / 6,745,520 shares of common stock
      issued and outstanding)                                              $9.47
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     17

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                November 30, 2001
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $429,305)       $ 101,087,098
   Interest                                                           5,026,977
   Income from securities lending, net                                1,562,529
                                                                -----------------
      Total income                                                  107,676,604
                                                                -----------------
Expenses
   Management fee                                                    17,419,047
   Distribution fee--Class A                                          8,795,748
   Distribution fee--Class B                                          6,869,487
   Distribution fee--Class C                                            463,693
   Transfer agent's fees and expenses                                 3,968,000
   Reports to shareholders                                            1,427,000
   Custodian's fees and expenses                                        386,000
   Registration fees                                                    127,000
   Insurance                                                             68,000
   Directors' fees and expenses                                          49,000
   Legal fees and expenses                                               39,000
   Audit fees                                                            32,000
   Miscellaneous                                                         93,982
                                                                -----------------
      Total expenses                                                 39,737,957
                                                                -----------------
Net investment income                                                67,938,647
                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
   Investment transactions                                          (62,473,339)
   Foreign currency transactions                                       (163,831)
                                                                -----------------
                                                                    (62,637,170)
                                                                -----------------
Net change in unrealized appreciation on:
   Investments                                                     (649,798,878)
   Foreign currencies                                                       (48)
                                                                -----------------
                                                                   (649,798,926)
                                                                -----------------
Net loss on investments and foreign currencies                     (712,436,096)
                                                                -----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(644,497,449)
                                                                -----------------
                                                                -----------------

    18                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Statement of Changes in Net Assets

                                                      Year Ended November 30,
                                                  --------------------------------
                                                       2001              2000
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
 Net investment income                            $   67,938,647    $   89,258,679
 Net realized gain (loss) on investment and
   foreign currency transactions                     (62,637,170)      858,298,171
 Net change in unrealized appreciation of
   investments and foreign currencies               (649,798,926)       91,509,398
                                                  --------------    --------------
 Net increase (decrease) in net assets resulting
   from operations                                  (644,497,449)    1,039,066,248
                                                  --------------    --------------
Dividends and distributions (Note 1):
 Dividends from net investment income
   Class A                                           (65,505,096)      (50,699,097)
   Class B                                            (8,122,940)      (11,701,088)
   Class C                                              (488,343)         (267,238)
   Class Z                                            (1,464,268)         (908,082)
                                                  --------------    --------------
                                                     (75,580,647)      (63,575,505)
                                                  --------------    --------------
 Distributions from net realized capital gains
   Class A                                          (604,769,672)      (49,791,856)
   Class B                                          (148,915,303)      (16,839,440)
   Class C                                            (7,228,980)         (340,945)
   Class Z                                           (11,921,435)         (835,111)
                                                  --------------    --------------
                                                    (772,835,390)      (67,807,352)
                                                  --------------    --------------
Fund share transactions (net of share
 conversions)
 (Notes 6 & 7)
 Net proceeds from shares sold(b)                    519,878,327       352,931,905
 Net asset value of shares issued in
   reinvestment of dividends and distributions       779,812,973       438,445,591
 Cost of shares reacquired                          (660,399,439)   (1,033,369,198)
                                                  --------------    --------------
 Net increase (decrease) in net assets from Fund
   share transactions                                639,291,861      (241,991,702)
                                                  --------------    --------------
Total increase (decrease)                           (853,621,625)      665,691,689
NET ASSETS
Beginning of year                                  4,467,311,544     3,801,619,855
                                                  --------------    --------------
End of year(a)                                    $3,613,689,919    $4,467,311,544
                                                  --------------    --------------
                                                  --------------    --------------
------------------------------
(a) Includes undistributed net investment income
of:                                               $   13,740,170    $   10,914,502
                                                  --------------    --------------
(b) For the year ended November 30, 2001, includes $120,449,880 for shares issued in connection with the acquisition of Prudential Global Utility Fund.

    See Notes to Financial Statements                                     19

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements

      Prudential Sector Funds, Inc. (the 'Company'), is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company presently consists of four Portfolios: Prudential Financial Services Fund, Prudential Technology Fund, Prudential Health Sciences Fund and Prudential Utility Fund (the 'Fund'). The financial statements of the other Portfolios are not presented herein. Subsequent to December 31, 1998, the Company changed its fiscal year-end to November 30. The Fund is non-diversified and its investment objective is to seek total return through a combination of income and capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity and debt securities of utility companies. Utility companies include electric, gas, gas pipeline, telephone, telecommunications, water, cable, airport, seaport and toll road companies. The ability of issuers of certain debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange and NASDAQ
National Market System securities are valued at the last reported sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices or at the last bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued by an independent pricing agent or principal market maker. Short-term securities which mature in more than 60 days are valued based on current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager and subadviser.

      All securities are valued as of 4:15 P.M., New York time.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of
    20

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange.

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the year. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates of security transactions, and the difference between amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net realized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes discount on purchases of debt securities as adjustments to interest income. Expenses
                                                                          21

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

are recorded on the accrual basis which may require the use of certain estimates by management. The Company's expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at a Portfolio level.

      In November 2000, a revised American Institute of Certified Public Accountants ('AICPA') Audit and Accounting Guide, Audits of Investment Companies (the 'Guide'), was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premiums on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount that would have been recognized had the amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income quarterly and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

      Securities Lending:    The Fund may lend securities to qualified
institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation, net of any rebate, for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain (loss) in the market price of the securities loaned that may occur during the term of the loan.

      Taxes:    For federal income tax purposes, each Portfolio in the Company is treated as a separate taxpaying entity. It is the Fund's policy to continue to meet the
    22

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Reclassification of Capital Accounts:    The Company accounts for and
reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect for the Fund of applying this statement was to increase undistributed net investment income by $10,467,668, decrease accumulated net realized gain on investments by $36,725,241 and increase paid-in capital by $26,257,573 for realized foreign currency losses, redemptions utilized as distributions for federal income tax purposes and temporary differences acquired through the merger during the year ended November 30, 2001. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Company has a management agreement for the Fund with Prudential Investments LLC ('PI'), formerly known as Prudential Investments Fund Management LLC. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC ('Jennison'). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises Jennison's performance of such services. PI pays for the services of Jennison, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly at an annual rate of .60% of the Fund's average daily net assets up to $250 million,
 .50% of the next $500 million, .45% of the next $750 million, .40% of the next $500 million, .35% of the next $2 billion, .325% of the next $2 billion and .30% of the average daily net assets of the Fund in excess of $6 billion.

      The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing
                                                                          23

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended November 30, 2001.

      PIMS has advised the Fund that it received approximately $1,298,400 and $214,600 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended November 30, 2001. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended November 30, 2001, it received approximately $833,500 and $28,400 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

      PI, PIMS, and Jennison are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Company, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. Effective September 14, 2001, the maximum commitment under the SCA was increased from $500 million to $930 million through December 31, 2001. Effective January 1, 2002, the commitment will be reduced to $500 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 4, 2002. Prior to March 9, 2001, the maximum commitment was $1 billion. All other terms and conditions are unchanged. The purpose of the agreement is to serve as an alternate source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended November 30, 2001.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company's transfer agent. During the year ended November 30, 2001, the Fund incurred fees of approximately
    24

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

$3,158,000 for the services of PMFS. As of November 30, 2001, approximately $258,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

      Prudential Securities Incorporated ('PSI'), an indirect, wholly-owned subsidiary of Prudential, is the securities lending agent for the Fund. For the year ended November 30, 2001, PSI has been compensated approximately $520,800 for these services of which approximately $37,000 is payable at year end.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended November 30, 2001, were $1,695,282,092 and $1,809,954,427, respectively.

      The United States federal income tax basis of the Fund's investments at November 30, 2001 was $3,168,279,463 and accordingly net unrealized appreciation for United States federal income tax purposes was $638,345,122 (gross unrealized appreciation-$931,667,740; gross unrealized depreciation-$293,322,618).

      As of November 30, 2001, the Fund had securities on loan with an aggregate market value of $229,247,792. The Fund received $242,111,610 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.

      The Fund will elect, for United States federal income tax purposes, to treat net capital losses of $79,933,894 incurred in November 2001 as having been incurred in the following fiscal year.

      For federal income tax purposes, the Fund had a capital loss carryforward as of November 30, 2001, of $7,066,910, all of which expires in 2008. Further, $14,927,200 of realized capital losses were suspended under section 383 of the Internal Revenue Code. Please refer to footnote 7 for limitation of usage applicable to these losses.

Note 5. Joint Repurchase Agreement Account
The Company, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of November 30, 2001, the Fund had a 7.79% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents $51,793,000 in principal amount. As of such date,
                                                                          25

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

each repurchase agreement in the joint account and the collateral therefor were as follows:

      Credit Suisse First Boston Corp., 2.12%, in the principal amount of $95,500,000, repurchase price $95,516,872 due 12/3/01. The value of the collateral including accrued interest was $97,413,779.

      Credit Suisse First Boston Corp., 2.13%, in the principal amount of $114,000,000, repurchase price $114,020,235 due 12/3/01. The value of the collateral including accrued interest was $116,282,800.

      Greenwich Capital Markets, Inc., 2.12%, in the principal amount of $209,500,000, repurchase price $209,537,012 due 12/3/01. The value of the collateral including accrued interest was $213,694,091.

      State Street Bank & Trust Co., 2.05%, in the principal amount of $36,440,000, repurchase price $36,446,225 due 12/3/01. The value of the collateral including accrued interest was $37,171,527.

      UBS Warburg, 2.12%, in the principal amount of $209,500,000, repurchase price $209,537,012 due 12/3/01. The value of the collateral including accrued interest was $213,690,510.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 800 million shares of $.01 par value per share common stock authorized which consists of 400 million shares of Class A common stock, 300 million shares of Class B common stock, 50 million shares of Class C common stock and 50 million shares of Class Z common stock.
    26

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

      Transactions in shares of common stock were as follows:

Class A                                                     Shares           Amount
-------------------------------------------------------  ------------    ---------------
Year ended November 30, 2001:
Shares sold                                                14,365,144    $   169,603,142
Shares issued in connection with reorganization (Note
  7)                                                       10,631,777        102,968,987
Shares issued in reinvestment of dividends and
  distributions                                            53,327,893        612,247,709
Shares reacquired                                         (42,491,846)      (494,994,341)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                               35,832,968        389,825,497
Shares issued upon conversion from Class B                 28,277,716        344,874,433
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding              64,110,684    $   734,699,930
                                                         ------------    ---------------
                                                         ------------    ---------------
Year ended November 30, 2000:
Shares sold                                                11,025,716    $   143,872,777
Shares issued in reinvestment of dividends and
  distributions                                            25,690,393        296,464,794
Shares reacquired                                         (54,550,483)      (664,213,171)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                              (17,834,374)      (223,875,600)
Shares issued upon conversion from Class B                 47,256,694        597,468,340
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding              29,422,320    $   373,592,740
                                                         ------------    ---------------
                                                         ------------    ---------------
Class B
-------------------------------------------------------
Year ended November 30, 2001:
Shares sold                                                12,636,940    $   151,775,040
Shares issued in connection with reorganization (Note
  7)                                                        1,389,352         13,450,578
Shares issued in reinvestment of dividends and
  distributions                                            12,663,422        147,290,796
Shares reacquired                                          (9,808,663)      (115,372,410)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                               16,881,051        197,144,004
Shares issued upon conversion from Class B                (28,325,253)      (344,874,433)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding             (11,444,202)   $  (147,730,429)
                                                         ------------    ---------------
                                                         ------------    ---------------
Year ended November 30, 2000:
Shares sold                                                11,138,080    $   138,615,329
Shares issued in reinvestment of dividends and
  distributions                                            11,847,716        134,721,681
Shares reacquired                                         (27,348,020)      (323,820,592)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                               (4,362,224)       (50,483,582)
Shares reacquired upon conversion into Class A            (47,325,789)      (597,468,340)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding             (51,688,013)   $  (647,951,922)
                                                         ------------    ---------------
                                                         ------------    ---------------
Class C
-------------------------------------------------------
Year ended November 30, 2001:
Shares sold                                                 2,786,611    $    33,230,570
Shares issued in connection with reorganization (Note
  7)                                                           71,995            697,000
Shares issued in reinvestment of dividends and
  distributions                                               651,711          7,332,210
Shares reacquired                                            (993,419)       (11,300,956)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding               2,516,898    $    29,958,824
                                                         ------------    ---------------
                                                         ------------    ---------------

                                                                          27

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

Class C                                                     Shares           Amount
-------------------------------------------------------  ------------    ---------------
Year ended November 30, 2000:
Shares sold                                                 1,480,808    $    19,631,252
Shares issued in reinvestment of dividends and
  distributions                                               197,836          2,268,543
Shares reacquired                                            (938,822)       (11,234,723)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding                 739,822    $    10,665,072
                                                         ------------    ---------------
                                                         ------------    ---------------
Class Z
-------------------------------------------------------
Year ended November 30, 2001:
Shares sold                                                 3,747,515    $    44,819,694
Shares issued in connection with reorganization (Note
  7)                                                          343,489          3,333,316
Shares issued in reinvestment of dividends and
  distributions                                             1,130,352         12,942,258
Shares reacquired                                          (3,302,362)       (38,731,732)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding               1,918,994    $    22,363,536
                                                         ------------    ---------------
                                                         ------------    ---------------
Year ended November 30, 2000:
Shares sold                                                 3,934,995    $    50,812,547
Shares issued in reinvestment of dividends and
  distributions                                               429,254          4,990,573
Shares reacquired                                          (2,731,750)       (34,100,712)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding               1,632,499    $    21,702,408
                                                         ------------    ---------------
                                                         ------------    ---------------

Note 7. Acquisition of Prudential Global Utility Fund
On September 21, 2001, Prudential Utility Fund acquired all the net assets of Prudential Global Utility Fund pursuant to a plan of reorganization approved by Prudential Global Utility Fund shareholders on September 13, 2001. The acquisition was accomplished by a tax-free exchange of the Class A, Class B, Class C and Class Z shares:

                   Prudential
                 Global Utility      Prudential
                  Fund Shares       Utility Fund
                    Redeemed        Shares Issued        Value
                 --------------     -------------     ------------
Class A            11,510,829         10,631,777      $102,968,987
Class B             1,499,323          1,389,352        13,450,577
Class C                77,694             71,995           697,000
Class Z               372,689            343,489         3,333,316

      Prudential Global Utility Fund's net assets at that date of $120,449,880, including $16,084,575 of unrealized depreciation, were combined with those of Prudential Utility Fund. The aggregate net assets of Prudential Utility Fund and Prudential
    28

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

Global Utility Fund immediately before the acquisition were $3,655,908,579 and $120,449,880 respectively.

      The future utilization of the acquired capital loss carryforward and built in realized losses from Prudential Global Utility Fund in the amount of $7,066,910 and $14,927,200 respectively, will be limited by Section 382 of the Internal Revenue Code of 1986, as amended. For the fiscal year ended November 30, 2001, the annual capital loss carryforward limitation was $1,155,114, thereafter the annual limitation to be applied to all Section 382 losses will be $6,022,494.
                                                                          29

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights

                                                                    Class A
                                                              --------------------
                                                                   Year Ended
                                                              November 30, 2001(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $13.74
                                                                    -------
Income from investment operations
Net investment income                                                   .20
Net realized and unrealized gains (losses) on investment
   and foreign currency transactions                                  (1.92)
                                                                    -------
      Total from investment operations                                (1.72)
                                                                    -------
Less distributions
Dividends from net investment income                                   (.23)
Distributions in excess of net investment income                         --
Distributions from net realized gains                                 (2.33)
                                                                    -------
      Total distributions                                             (2.56)
                                                                    -------
Net asset value, end of period                                       $ 9.46
                                                                    -------
                                                                    -------
TOTAL RETURN(a)                                                      (15.24)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000,000)                                  $2,978
Average net assets (000,000)                                         $3,518
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees(d)                                                           .80%
   Expenses, excluding distribution and service (12b-1)
      fees                                                              .55%
   Net investment income                                               1.69%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                               40%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) The distributor of the Fund has agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(e) Not annualized.
    30                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights Cont'd.

                                                Class A
-------------------------------------------------------------------------------------------------------
    Year           Eleven Months
    Ended              Ended                            Year Ended December 31,
November 30,        November 30,       ----------------------------------------------------------
   2000(b)            1999(b)              1998(b)              1997(b)              1996(b)
-------------------------------------------------------------------------------------------------------
   $ 11.02             $12.06               $12.33               $10.88               $ 9.87
-------------         -------              -------              -------              -------
       .29                .27                  .30                  .34                  .32
      2.85                .14                  .69                 2.53                 1.80
-------------         -------              -------              -------              -------
      3.14                .41                  .99                 2.87                 2.12
-------------         -------              -------              -------              -------
      (.21)              (.27)                (.32)                (.32)                (.32)
        --               (.03)             --                   --                   --
      (.21)             (1.15)                (.94)               (1.10)                (.79)
-------------         -------              -------              -------              -------
      (.42)             (1.45)               (1.26)               (1.42)               (1.11)
-------------         -------              -------              -------              -------
   $ 13.74             $11.02               $12.06               $12.33               $10.88
-------------         -------              -------              -------              -------
-------------         -------              -------              -------              -------
     28.85%              3.64%                7.98%               27.77%               22.09%
   $ 3,348             $2,440               $2,741               $2,583               $2,023
   $ 3,011             $2,691               $2,652               $2,201               $1,786
       .79%               .78%(c)              .78%                 .82%                 .86%
       .54%               .53%(c)              .53%                 .57%                 .61%
      2.30%              2.45%(c)             2.43%                2.95%                3.10%
        31%                19%(e)               17%                  15%                  17%

    See Notes to Financial Statements                                     31

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights

                                                                    Class B
                                                              --------------------
                                                                   Year Ended
                                                              November 30, 2001(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $13.71
                                                                    -------
Income from investment operations
Net investment income                                                   .11
Net realized and unrealized gains (losses) on investment
   and foreign currency transactions                                  (1.91)
                                                                    -------
      Total from investment operations                                (1.80)
                                                                    -------
Less distributions
Dividends from net investment income                                   (.14)
Distributions in excess of net investment income                         --
Distributions from net realized gains                                 (2.33)
                                                                    -------
      Total distributions                                             (2.47)
                                                                    -------
Net asset value, end of period                                       $ 9.44
                                                                    -------
                                                                    -------
TOTAL RETURN(a)                                                      (15.89)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000,000)                                  $  523
Average net assets (000,000)                                         $  687
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                             1.55%
   Expenses, excluding distribution and service (12b-1)
      fees                                                              .55%
   Net investment income                                                .95%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
    32                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights Cont'd.

                                                 Class B
---------------------------------------------------------------------------------------------------------
      Year           Eleven Months
     Ended               Ended                            Year Ended December 31,
  November 30,        November 30,       ----------------------------------------------------------
    2000(b)             1999(b)              1998(b)              1997(b)              1996(b)
---------------------------------------------------------------------------------------------------------
     $11.02              $12.05               $12.32               $10.88               $ 9.87
    -------             -------              -------              -------              -------
        .21                 .19                  .21                  .25                  .24
       2.83                 .13                  .69                 2.53                 1.80
    -------             -------              -------              -------              -------
       3.04                 .32                  .90                 2.78                 2.04
    -------             -------              -------              -------              -------
       (.14)               (.19)                (.23)                (.24)                (.24)
         --                (.01)                  --                   --                   --
       (.21)              (1.15)                (.94)               (1.10)                (.79)
    -------             -------              -------              -------              -------
       (.35)              (1.35)               (1.17)               (1.34)               (1.03)
    -------             -------              -------              -------              -------
     $13.71              $11.02               $12.05               $12.32               $10.88
    -------             -------              -------              -------              -------
    -------             -------              -------              -------              -------
      27.81%               2.98%                7.18%               26.80%               21.16%
     $  917              $1,306               $1,990               $2,132               $2,137
     $1,123              $1,691               $2,120               $2,059               $2,184
       1.54%               1.53%(c)             1.53%                1.57%                1.61%
        .54%                .53%(c)              .53%                 .57%                 .61%
       1.63%               1.71%(c)             1.67%                2.20%                2.35%

    See Notes to Financial Statements                                     33

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights

                                                                    Class C
                                                              --------------------
                                                                   Year Ended
                                                              November 30, 2001(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $  13.71
                                                                    --------
Income from investment operations
Net investment income                                                    .11
Net realized and unrealized gains (losses) on investment
   and foreign currency transactions                                   (1.91)
                                                                    --------
      Total from investment operations                                 (1.80)
                                                                    --------
Less distributions
Dividends from net investment income                                    (.14)
Distributions in excess of net investment income                          --
Distributions from net realized gains                                  (2.33)
                                                                    --------
      Total distributions                                              (2.47)
                                                                    --------
Net asset value, end of period                                      $   9.44
                                                                    --------
                                                                    --------
TOTAL RETURN(a)                                                       (15.89)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                     $ 48,344
Average net assets (000)                                            $ 46,369
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.55%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .55%
   Net investment income                                                 .97%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
    34                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights Cont'd.

                                                Class C
-------------------------------------------------------------------------------------------------------
    Year           Eleven Months
    Ended              Ended                            Year Ended December 31,
November 30,        November 30,       ----------------------------------------------------------
   2000(b)            1999(b)              1998(b)              1997(b)              1996(b)
-------------------------------------------------------------------------------------------------------
   $ 11.02            $  12.05             $  12.32             $  10.88              $ 9.87
-------------         --------             --------             --------             -------
       .19                 .19                  .21                  .25                 .24
      2.85                 .13                  .69                 2.53                1.80
-------------         --------             --------             --------             -------
      3.04                 .32                  .90                 2.78                2.04
-------------         --------             --------             --------             -------
      (.14)               (.19)                (.23)                (.24)               (.24)
        --                (.01)                  --                   --                  --
      (.21)              (1.15)                (.94)               (1.10)               (.79)
-------------         --------             --------             --------             -------
      (.35)              (1.35)               (1.17)               (1.34)              (1.03)
-------------         --------             --------             --------             -------
   $ 13.71            $  11.02             $  12.05             $  12.32              $10.88
-------------         --------             --------             --------             -------
-------------         --------             --------             --------             -------
     27.81%               2.98%                7.18%               26.80%              21.16%
   $35,725            $ 20,550             $ 27,072             $ 13,490              $6,001
   $$24,061           $$24,448             $ 20,309             $  9,424              $4,517
      1.54%               1.53%(c)             1.53%                1.57%               1.61%
       .54%                .53%(c)              .53%                 .57%                .61%
      1.54%               1.71%(c)             1.71%                2.20%               2.35%

    See Notes to Financial Statements                                     35

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights Cont'd.

                                                                    Class Z
                                                              --------------------
                                                                   Year Ended
                                                              November 30, 2001(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $  13.76
                                                                    --------
Income from investment operations
Net investment income                                                    .23
Net realized and unrealized gains (losses) on investment
   and foreign currency transactions                                   (1.93)
                                                                    --------
      Total from investment operations                                 (1.70)
                                                                    --------
Less distributions
Dividends from net investment income                                    (.26)
Distributions in excess of net investment income                          --
Distributions from net realized gains                                  (2.33)
                                                                    --------
      Total distributions                                              (2.59)
                                                                    --------
Net asset value, end of period                                      $   9.47
                                                                    --------
                                                                    --------
TOTAL RETURN(a)                                                       (15.06)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                     $ 63,867
Average net assets (000)                                            $ 69,628
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               .55%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .55%
   Net investment income                                                1.95%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Commencement of offering of Class Z shares.
    36                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights Cont'd.

                                            Class Z
------------------------------------------------------------------------------------------------
    Year        Eleven Months                                                 March 1, 1996(d)
   Ended            Ended                                                         Through
November 30,    November 30,             Year Ended December 31,                December 31,
                                  -------------------------------------
  2000(b)          1999(b)            1998(b)              1997(b)                1996(b)
------------------------------------------------------------------------------------------------
  $  11.02         $ 12.07            $  12.34             $  10.88               $  10.05
------------    -------------         --------             --------               --------
       .31             .30                 .34                  .36                    .29
      2.87             .13                 .69                 2.54                   1.67
------------    -------------         --------             --------               --------
      3.18             .43                1.03                 2.90                   1.96
------------    -------------         --------             --------               --------
      (.23)           (.30)               (.36)                (.34)                  (.34)
        --            (.03)                 --                   --                     --
      (.21)          (1.15)               (.94)               (1.10)                  (.79)
------------    -------------         --------             --------               --------
      (.44)          (1.48)              (1.30)               (1.44)                 (1.13)
------------    -------------         --------             --------               --------
  $  13.76         $ 11.02            $  12.07             $  12.34               $  10.88
------------    -------------         --------             --------               --------
------------    -------------         --------             --------               --------
     29.13%           3.91%               8.24%               28.15%                 20.11%
  $ 66,422         $35,201            $ 46,642             $ 41,904               $ 34,446
  $ 48,486         $42,002            $ 46,093             $ 35,994               $ 34,291
       .54%            .53%(c)             .53%                 .57%                   .61%(c)
       .54%            .53%(c)             .53%                 .57%                   .61%(c)
      2.51%           2.70%(c)            2.68%                3.20%                  3.35%(c)

    See Notes to Financial Statements                                     37

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential Sector Funds, Inc.--
Prudential Utility Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Sector Funds, Inc.--Prudential Utility Fund (the 'Fund') at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
January 18, 2002
    38

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (November 30, 2001) as to the federal tax status of dividends paid by the Fund during its fiscal year ended November 30, 2001.

      During the fiscal year ended November 30, 2001, the Fund paid dividends of $2.56 per Class A share, $2.47 per Class B share, $2.47 per Class C share and $2.59 per Class Z share. Of these amounts, $2.33 per Class A, B, C and Z shares represent distributions from long-term capital gains which is taxable at 20% rate gain. The remaining $.23 per Class A share, $.14 per Class B share, $.14 per Class C share and $.26 per Class Z share represent dividends from ordinary income (net investment income and short-term capital gains). The Fund utilized redemptions as distributions in the amount of $.0003 and $.0379 of ordinary income and long term capital gains respectively, for each class of shares. Further, we wish to advise you that 89.60% of the ordinary income dividends paid in the fiscal year ended November 30, 2001, qualified for the corporate dividends received deduction available to corporate taxpayers.

      For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.
                                                                          39

Prudential Sector Funds, Inc.    Prudential Utility Fund

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS

Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
    Prudential Stock Index Fund
Prudential Tax-Managed Funds
    Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
    Prudential Financial Services Fund
    Prudential Health Sciences Fund
    Prudential Technology Fund
    Prudential Utility Fund

Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Prudential Global Growth Fund
    Prudential International Value Fund
    Prudential Jennison International Growth Fund

Balanced/Allocation Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
    Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
                            www.PruFN.com    (800) 225-1852


Prudential Municipal Series Fund
    Florida Series
    New Jersey Series
    New York Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    New Jersey Money Market Series
    New York Money Market Series

Tax-Free Money Market Funds
Command Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Special Money Market Fund, Inc.*
    Money Market Series

STRATEGIC PARTNERS
MUTUAL FUNDS**

Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund

Special Money Market Fund, Inc.*
    Money Market Series


* This Fund is not a direct purchase money fund and is only an exchangeable money fund.
**Not exchangeable with the Prudential mutual funds.

Prudential Sector Funds, Inc.    Prudential Utility Fund

Class A    Growth of a $10,000 Investment

                   (GRAPH)

Average Annual Total Returns as of 11/30/01
                      One Year    Five Years    Ten Years    Since Inception
With Sales Charge     -19.48%       8.55%         10.78%         10.34%
Without Sales Charge  -15.24%       9.67%         11.35%         10.82%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the past 10 years. The graph compares a $10,000 investment in the Prudential Utility Fund
(Class A shares) with a similar investment in the Standard & Poor's 500 Composite Stock Price Index
(S&P 500 Index) and the Standard & Poor's 500
Utility Total Return Index (S&P Utility TR Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares
(November 30, 1991) and the account values at the end of the current fiscal year (November 30, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P
Utility TR Index is an unmanaged, market capitalization-weighted index representing three utility groups and, within the three groups, 43 of the largest utility companies listed on the New
York Stock Exchange, including 23 electric power companies, 12 natural gas distributors, and 8 telephone companies. Both indexes' total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The returns would be lower if they included the effect of sales charges and operating expenses. The securities that comprise both indexes may differ substantially from the securities in the Fund.
These indexes are not the only ones that may be used to characterize performance of utility stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission (SEC) regulations.

                                www.PruFN.com    (800) 225-1852

Class B     Growth of a $10,000 Investment

                       (GRAPH)

Average Annual Total Returns as of 11/30/01
                       One Year    Five Years    Ten Years    Since Inception
With Sales Charge       -19.33%       8.71%        10.51%        14.50%
Without Sales Charge    -15.89%       8.83%        10.51%        14.50%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the past 10 years. The graph compares a $10,000 investment in the Prudential Utility Fund
(Class B shares) with a similar investment in the Standard & Poor's 500 Composite Stock Price Index
(S&P 500 Index) and the Standard & Poor's 500
Utility Total Return Index (S&P Utility TR Index) by portraying the initial account values at the beginning of the 10-year period for Class B shares
(November 30, 1991) and the account values at the end of the current fiscal year (November 30, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable contingent deferred sales charge was deducted from the value of the investment in Class
B shares, assuming full redemption on November 30, 2001; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P
Utility TR Index is an unmanaged, market capitalization-weighted index representing three utility groups and, within the three groups, 43 of the largest utility companies listed on the New
York Stock Exchange, including 23 electric power companies, 12 natural gas distributors, and 8 telephone companies. Both indexes' total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The returns would be lower if they included the effect of sales charges and operating expenses. The securities that comprise both indexes may differ substantially from the securities in the Fund.
These indexes are not the only ones that may be used to characterize performance of utility stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission (SEC) regulations.

Prudential Sector Funds, Inc.    Prudential Utility Fund

Class C     Growth of a $10,000 Investment

                        (GRAPH)

Average Annual Total Returns as of 11/30/01
                        One Year    Five Years    Ten Years    Since Inception
With Sales Charge       -17.41%        8.62%         N/A           10.72%
Without Sales Charge    -15.89%        8.83%         N/A           10.88%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential Utility Fund (Class C shares) with a similar investment in the Standard & Poor's 500
Composite Stock Price Index (S&P 500 Index) and the Standard & Poor's 500 Utility Total Return
Index (S&P Utility TR Index) by portraying the initial account values at the commencement of operations of Class C shares (August 1, 1994) and the account values at the end of the current fiscal year (November 30, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on November 30, 2001; (c) all recurring fees (including management fees) were deducted;
and (d) all dividends and distributions were reinvested. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P
Utility TR Index is an unmanaged, market capitalization-weighted index representing three utility groups and, within the three groups, 43 of the largest utility companies listed on the New
York Stock Exchange, including 23 electric power companies, 12 natural gas distributors, and 8 telephone companies. Both indexes' total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The returns would be lower if they included the effect of sales charges and operating expenses. The securities that comprise both indexes may differ substantially from the securities in the Fund.
These indexes are not the only ones that may be used to characterize performance of utility stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission (SEC) regulations.

www.PruFN.com    (800) 225-1852

Class Z     Growth of a $10,000 Investment

                   (GRAPH)

Average Annual Total Returns as of 11/30/01
    One Year    Five Years    Ten Years    Since Inception
    -15.06%       9.94%          N/A          11.79%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential Utility Fund (Class Z shares) with a similar investment in the Standard & Poor's 500
Composite Stock Price Index (S&P 500 Index) and the Standard & Poor's 500 Utility Total Return
Index (S&P Utility TR Index) by portraying the initial account values at the commencement of operations of Class Z shares (March 1, 1996) and the account values at the end of the current fiscal year (November 30, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P
Utility TR Index is an unmanaged, market capitalization-weighted index representing three utility groups and, within the three groups, 43 of the largest utility companies listed on the New
York Stock Exchange, including 23 electric power companies, 12 natural gas distributors, and 8 telephone companies. Both indexes' total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The returns would be lower if they included the effect of sales charges and operating expenses. The securities that comprise both indexes may differ substantially from the securities in the Fund.
These indexes are not the only ones that may be used to characterize performance of utility stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission (SEC) regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.PruFN.com

DIRECTORS
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
Maria G. Master, Assistant Secretary
William V. Healey, Assistant Secretary

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795


Fund Symbols    Nasdaq     CUSIP
Class A         PRUAX    74437K814
Class B         PRUTX    74437K822
Class C         PCUFX    74437K830
Class Z         PRUZX    74437K848


MF105E    IFS-A068013

                      ANNUAL REPORT
                      NOVEMBER 30, 2001


PRUDENTIAL
FINANCIAL SERVICES FUND


                      FUND TYPE
                      Sector stock

                      Objective
                      Long-term capital appreciation

                      This report is not authorized for
                      distribution to prospective investors unless preceded or accompanied by a current prospectus.

                      The views expressed in this report
                      and information about the Fund's
                      portfolio holdings are for the
                      period covered by this report and
                      are subject to change thereafter.

Prudential Financial is a service
mark of The Prudential Insurance Company of
America, Newark, NJ, and its affiliates.

(LOGO)

Prudential Sector Funds, Inc. Prudential Financial Services Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Financial Services
Fund (the Fund) seeks to achieve
long-term capital appreciation by
investing at least 80% of assets
plus borrowings for investment
purposes in securities of companies
in the financial services sector, including banks, finance companies, insurance companies and securities/brokerage firms primarily engaged in providing financial services. The Fund is divided into two approximately equal portfolios. The Enhanced
Index Portfolio consists of
securities selected from those in
the benchmark Standard & Poor's
SuperComposite Financials Index
(S&P SC Financials Index).
Quantitative models are used to
create a sample that is
representative of the Index, but is
likely to  perform better. The
Strategically Managed Portfolio
invests in a relatively small
number of securities in which the
management team has the highest
confidence. The Fund may be
affected to a greater extent by any
single economic, political, or
regulatory development than a
mutual fund that does not focus its
investments on specific economic
sectors. There can be no assurance
that the Fund will achieve its
investment objective.

Portfolio Composition
Sectors expressed as a
percentage of net assets as of
11/30/01
  43.1%  Insurance
  25.9   Financial Services
  21.0   Banks
   2.4   Industrials
   7.6   Cash & Equivalents

Five Largest Holdings
Expressed as a percentage of
net assets as of 11/30/01
  6.7%  American International Group, Inc.
        Insurance--Multi-Line
  5.1   Citigroup, Inc.
        Financial Services--Diversified
  3.5   Allstate Corp.
        Insurance--Multi-Line
  2.9   XL Capital Ltd.
        Insurance--Property & Casualty
  2.9   American Express Co.
        Financial Services--Diversified

Holdings are subject to change.

            www.PruFN.com  (800) 225-1852

Annual Report  November 30, 2001

Cumulative Total Returns1  As of        11/30/01
                                        One                 Since
                                        Year               Inception2
  Class A                               8.06%            20.16% (19.96)
  Class B                               7.27             18.00  (17.80)
  Class C                               7.27             18.00  (17.80)
  Class Z                               8.30             20.86  (20.66)
  Lipper Financial Services Fund Avg.3  3.29             10.29

Average Annual Total Returns1  As of    12/31/01
                                        One                 Since
                                        Year               Inception2
  Class A                              -6.41%             6.19% (6.16)
  Class B                              -6.89              6.50  (6.46)
  Class C                              -4.11              7.15  (7.11)
  Class Z                              -1.16              8.67  (8.64)

Past performance is not indicative
of future results. Principal and
investment return will fluctuate so
that an investor's shares, when
redeemed, may be worth more or less
than their original cost.

1 Source: Prudential Investments
LLC and Lipper Inc. The cumulative
total returns do not take into
account sales charges. The average
annual total returns do take into
account applicable sales charges.
The Fund charges a maximum front-
end sales charge of 5% for Class A
shares. Class B shares are subject
to a declining contingent deferred
sales charge (CDSC) of 5%, 4%, 3%,
2%, 1%, and 1% for six years.
Approximately seven years after
purchase, Class B shares will
automatically convert to Class A
shares on a quarterly basis. Class
C shares are subject to a front-end
sales charge of 1% and a CDSC of 1%
for shares redeemed within 18
months of purchase. Class Z shares
are not subject to a sales charge
or distribution and service (12b-1)
fees. The cumulative and average
annual total returns in the tables
above do not reflect the deduction
of taxes that a shareholder would
pay on fund distributions or
following the redemption of fund
shares. Without waiver of
management fees and/or expense
subsidization, the Fund's
cumulative and average annual total
returns would have been lower, as
indicated in parentheses.

2 Inception date: Class A, B, C,
and Z, 6/30/99.

3 The Lipper Average is unmanaged,
and is based on the average return
for all funds in each share class
for the one-year and since
inception periods in the Lipper
Financial Services Fund category.
Funds in the Lipper Financial
Services Fund Average invest at
least 65% of their assets in equity
securities of companies engaged in
providing financial services,
including, but not limited to,
banks, finance companies, insurance
companies, and securities/brokerage
firms. These returns would be lower
if they included the effect of
sales charges.
                                1

(LOGO)                         January 15, 2002

DEAR SHAREHOLDER,
The financial sector had many of
the best equity investment
opportunities during the 12 months
ended November 30, 2001. It
outperformed the other large
industry sectors because of falling
interest rates and higher insurance
prices. In a strong market for
financials, the 8.06% return on the
Fund's Class A shares (2.66% to
those paying the maximum one-time
Class A share sales charge) was
almost five percentage points
higher than the Lipper Financial
Services Fund Average, placing the
Fund in the top quarter of the 102
funds in the group. The Lipper
Average itself was well above the
benchmark S&P SC Financials Index.

Both of the Fund's component
portfolios outperformed the Index.
The Strategically Managed Portfolio
benefited primarily from a
substantial focus (about 50% of net
assets, on average) on insurance
companies and from excellent stock
selection within that industry. The
Enhanced Index Portfolio--the half
of the Fund's assets managed to
reflect the general risk
characteristics of the S&P SC
Financials Index--benefited from its
successful stock selection,
particularly in credit-sensitive
industries such as banking.

This reporting period included part
of one of the longest and deepest
bear stock markets in history. The
Fund's performance shows that even
in the worst of times, there are
some good investment opportunities
to be found. For more on the Fund's
performance, please refer to the
Investment Advisers' Report that
follows.

Sincerely,

David R. Odenath, Jr., President
Prudential Sector Funds, Inc./Prudential Financial Services Fund

Prudential Sector Funds, Inc. Prudential Financial Services Fund

Annual Report  November 30, 2001

INVESTMENT ADVISERS' REPORT

DECLINING INTEREST RATES HELPED
During this reporting period, the
Federal Reserve (the Fed) reduced
short-term interest rates 11 times,
a total of 4.75 percentage points.
Historically, the financial
services sector has performed
relatively well when interest rates
declined. In part, this is because
falling interest rates help most
financial firms by increasing the
value of their fixed income
investment portfolios. When the
yields available on new bonds
decline, the value of existing
fixed income bonds and other
securities rises.

Insurance companies have also
benefited over the past year or so
from an increased ability to raise
prices. Pricing in the important
property and casualty business had been
declining for many years as
companies pursued market share at
the expense of profitability. Many
large global companies made up for
insurance underwriting losses with
the capital gains they realized from
the strong equity markets of the late 1990s.

The declining equity markets of the
last two years forced the industry
to focus again on the profitability
of its underwriting.  The better
competitors actually allowed the
amount of insurance they sold to
shrink rather than sell unprofitable
policies. This set the stage for a
strong cycle turn that began in 2000
and carried into 2001. Together, these
factors created a positive environment
for most of the financial sector.

A VALUE FOCUS HELPED THE ENHANCED
INDEX PORTFOLIO
The Enhanced Index Portfolio is
well diversified, with the aim of
tracking its benchmark S&P SC
Financials Index closely, but also
of providing the potential to
outperform the Index. It handily
outpaced its benchmark over the
Fund's fiscal year. Virtually all
of the outperformance came from
good stock selection (as opposed to
industry focuses), especially
within the banking industry. For
example, we emphasized cheaper
issues, including Wachovia Corp.
(up 27%), instead of its pricier
counterparts such as Bank of New
York, Co., Inc. (down 28%).
Although we attempt to limit the
size of
                       3

Prudential Sector Funds, Inc. Prudential Financial Services Fund

Holdings expressed as a percentage of the specified portfolio

Comments on Largest Holdings--
Strategically Managed Portfolio  As of 11/30/01
-------------------------------------------------------------------
5.2% XL Capital Ltd./Insurance--Property & Casualty
     XL is a Bermuda-based reinsurer with a strong capital position and a highly regarded management team. Its shares were inexpensive because reinsurance prices did not firm as quickly as primary property and casualty insuring. Both its pricing and volume were accelerating before September 11; the terrorist attacks greatly increased the demand for reinsurance, while large claims against some companies have constrained supply.

5.0  Allstate Corp./Insurance--Multi-Line
     The improvement in auto insurance rates helped Allstate, which is a major player in that sector. We had taken profits when its share price rose, and then rebuilt our position when it fell because the company ran into problems in its homeowners business. We view these problems as easily fixable; profits from homeowners insurance should rise over the next year as recent price increases work through a policy renewal cycle. Allstate's shares, at about 1.3 times book value at period-end, are less expensive than those of its peers. The company has a leading market share.

4.2  AON Corp./Insurance--Brokers/Services
     AON is the second largest insurance broker in the United States, but its shares were inexpensive because its profitability was poor even as sales grew. It has been restructuring over the past four quarters, but its earnings have lagged as the restructuring has been somewhat rocky. We think AON's shares have significant room for gains if the restructuring works well, and we are monitoring its progress in this regard.

4.2  Everest Re Group Ltd./Insurance--Property & Casualty
     Everest Re is another Bermuda-based reinsurer that we purchased inexpensively. It, too, is expected to benefit from improving prices and volume, both of which accelerated after September 11.

4.1  Max Re Capital Ltd./Insurance--Multi-Line
     Max Re is a reinsurer that recently made its initial public offering
     (IPO) of stock. It is more conservative and takes less risk than most reinsurers, but it is more aggressive in its investment policies. It can benefit more than most from rising stock markets.

Five Largest Holdings--Enhanced Index Portfolio      As of 11/30/01

                                 Industry            % of Total Enhanced      % of S&P SC
Security                           Group             Index Market Value     Financials Index*
Citigroup, Inc.              Diversified Financials        11.4%                  12.0%
American International Group     Insurance                 10.3                   10.7
Bank of America Corp.              Banks                    5.2                    4.9
Fannie Mae                   Diversified Financials         4.0                    3.9
J.P. Morgan Chase & Co.      Diversified Financials         3.2                    3.7
*Source: Standard & Poor's, based on data retrieved by Factset.
Holdings are subject to change.

            www.PruFN.com  (800) 225-1852

Annual Report  November 30, 2001

deviations from our benchmark on
the various risk factors, the
Portfolio also benefited from de-
emphasizing stocks in larger firms
such as American Express (down 40%)
in favor of similar but smaller and
cheaper firms, including USBH
Holdings (up 50%).

STRATEGICALLY MANAGED PORTFOLIO

WE TOOK SOME PROFITS ON SALLIE MAE
USA Education, Inc. (formerly SLM
Holding), the parent of the Student
Loan Marketing Association (Sallie
Mae), was the Strategically Managed
Portfolio's largest position as the
reporting period began. The company
serves the student loan market with
funding and operational support.
Its shares moved upward sharply,
making the largest single
contribution to the Portfolio's
return, as its consistent earnings
growth led investors to pay
increasing multiples of its annual
profits for its shares.

However, other lenders complain
that public agencies such as Sallie
Mae benefit from an unfair
competitive advantage in funding
because investors accept lower
yields on agency bonds believing
that they are backed by the U.S.
government. We became concerned
that Congress could take action
against the agencies, so we greatly
reduced the position  at a
substantial profit.

INSURANCE STOCKS FOLLOWED INSURANCE PRICES UP
As the period began, more than a
third of the Strategically Managed
Portfolio's assets were invested in
insurance companies, including
three of its largest positions.
Insurance companies accounted for
about half of the Portfolio's gain.
For example, we had added John
Hancock Financial Services, Inc., a
life insurance company, shortly
after its demutualization
(conversion to a publicly owned
company by issuing stock).  Hancock
has one of the most recognized
brands in the industry and is a
leading player in the annuity
business, which we believe will
show excellent long-term growth.
However, several other financial
services companies, including
Prudential, had plans to
demutualize, and many investors
were concerned about the increased
supply of stock in the sector. We
were able to buy
                             5

Prudential Sector Funds, Inc. Prudential Financial Services Fund

Annual Report  November 30, 2001

Hancock shares significantly below
their book value. When other
investors recognized the bargain,
we sold our position at a 50%
premium to its book value. Our
favorable view of Hancock's
business prospects hasn't changed,
but its share price has already
incorporated much of the benefit.

Two Bermuda-based reinsurance
companies were among the largest
contributors to the Fund's return--
XL Capital Ltd. and Everest Re
Group Ltd. (see Comments on Largest
Holdings--Strategically Managed
Portfolio for both). Reinsurance
companies serve primary insurers by
taking on some of the risk from
large exposures. Although they
diversify their exposures by taking
slices of risk from many different
businesses, geographical areas, and
industries, they still are exposed
to the unpredictability of
catastrophes.  In the recent past,
rising competition kept down
prices, so reinsurers were not
being compensated for the risk they
were taking. That situation already
had started to change before
September 11. While several large
claims over the past year have
reduced the amount of coverage the
industry can write, demand for
reinsurance by customers increased
dramatically after September 11.
Both supply and demand are now
moving favorably for these
companies. Everest Re Group Ltd.
and XL Capital have been, and we
think will continue to be, prime
beneficiaries of the improved
pricing.

We also had a significant gain on
our position in Hilb, Rogal &
Hamilton Co., an insurance broker.
Brokers usually are the first to
benefit from rising insurance
prices because they receive
commissions when a contract is sold
instead of periodically over its
lifetime. As both the volume of
written insurance and its prices
are rising, demand for the advice
and counsel of insurance
brokers has increased dramatically.
They are likely to have rapid
earnings growth as a result. We
have taken profits in Hilb, Rogal &
Hamilton Co., but are well
positioned in AON Corp., the No. 2
company in the industry.

Not all of our insurance positions
had gains. The largest detractor
from the Portfolio's return over
this reporting period was Allmerica
Financial Corp. It is a property
and casualty insurance company with
faltering profitability. It began
restructuring to improve its
efficiency, but continued to miss
earnings
          www.PruFN.com  (800) 225-1852

expectations because of the cost of
its restructuring. We were not
convinced that the restructuring
changes were sufficient, and we
sold our position in the
Strategically Managed Portfolio.

The story is quite different for
another major performance
detractor. CNA Financial Corp. is a
diversified insurer whose shares we
bought well below their book value.
Unexpected exposure to asbestos
claims forced CNA to make a
substantial contribution to its
reserves, which reduced its
profits. When its shares fell, we
increased our position. We have a
favorable opinion of the firm's
management, including its new CEO.
We think it is now fully reserved
for the asbestos claims, and we
expect the company to participate
in the strong industry dynamic we
have described.

We also had a slight loss, yet
increased our position, in Hartford
Financial Services Group, Inc.
Hartford has strong senior
management and is doing well in
most of its operations. However, it
has a substantial variable annuity
business that was hurt in 2001
because the poor equity markets
reduced the sales of these market-
sensitive  products. Hartford's
shares are inexpensive compared to
those of its peers; we think the
ratio of risk to reward is very
favorable for this high-quality
company.

WE ALSO HAD GAINS ON OUR BROKERAGES AND BANKS
We were rewarded for being cautious
toward the top-tier investment
banking and brokerage stocks as
they were hit hard during the bear
market. We focused instead on
smaller firms, and added Bear
Stearns Co., Inc. and Edwards
(A.G.), Inc. Both were among the
larger contributors to our return.
As the industry consolidates
further, both are potential
acquisition targets, which may
boost their share prices.

We also were lightly exposed and
selective in the banking industry,
which we watch carefully for credit
risk.  Credit was a problem in
syndicated loans in 2000, and
consumer loans showed problems in
2001. In the aggregate, our banks
made an overall positive
contribution to the Fund's return.
No individual holding had a very
material positive or negative
impact.
                         7

Prudential Sector Funds, Inc. Prudential Financial Services Fund

Annual Report  November 30, 2001

LOOKING AHEAD
After the strong performances of
financial services stocks relative
to those in most other sectors,
many financial stocks are now, in
our view, fairly priced. With the
U.S. and global economies still in
uncertain health, we are more
confident about the growth
prospects of the insurance industry
than of groups with credit exposure
or other cyclical exposure (risks
that vary with the pace of economic
activity).

After the terrorist attacks of
September 11, the prices for
commercial insurance have soared.
As large claims weaken the capital
position of some insurers, supply
is reduced at a time when demand is
exploding. Policies are generally
renewed annually, so the
contribution of higher rates will
pass through to earnings growth
over the next few years. As the
January 2002 renewal season began,
commercial rates were up 20% to
35%. Although the turning of the
insurance cycle in 2000 was largely
priced into the stocks before
September 11, the current dynamic
in the insurance sector should
cause this cycle to be longer and
steeper than previous ones.
Therefore, we think that they still
represent the best risk/reward
potential in the financial sector.
At period-end, more than half of
the assets of the Strategically
Managed Portfolio were invested in
insurance companies.

Prudential Financial Services Fund Management Team

                            ANNUAL REPORT
                            NOVEMBER 30, 2001

PRUDENTIAL
FINANCIAL SERVICES FUND
---------------------------------------------------------

                            FINANCIAL STATEMENTS

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Portfolio of Investments as of November 30, 2001

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  92.4%
Common Stocks  92.4%
-------------------------------------------------------------------------------------
Banks - Major  14.4%
    70,300   Bank of America Corp.                                   $    4,315,014
    91,200   Bank of New York Co., Inc.                                   3,578,688
    36,400   Bank One Corp.                                               1,362,816
    28,500   BB&T Corp.                                                     973,275
    12,554   Comerica, Inc.                                                 644,773
   141,965   FleetBoston Financial Corp.                                  5,217,214
    26,400   KeyCorp                                                        604,560
     3,900   Mellon Financial Corp.                                         145,821
     4,600   Moodys Corp.                                                   159,482
    39,200   National City Corp.                                          1,097,600
    24,800   PNC Financial Services Group                                 1,437,160
    15,900   SouthTrust Corp.                                               389,073
    15,700   Sovereign Bancorp, Inc.                                        173,485
    18,300   State Street Corp.                                             957,822
    18,600   SunTrust Banks, Inc.                                         1,176,636
    95,347   U.S. Bancorp                                                 1,809,686
     8,800   UCBH Holdings Inc.                                             246,312
    59,060   Wells Fargo & Co.                                            2,527,768
                                                                     --------------
                                                                         26,817,185
-------------------------------------------------------------------------------------
Banks - Mid-sized  3.0%
    25,100   AmSouth Bancorp.                                               459,832
    14,800   Compass Bancshares, Inc.                                       400,044
    13,950   Fifth Third Bancorp                                            838,255
     1,000   GBC Bancorp                                                     27,060
    26,600   Hibernia Corp.                                                 435,708
    19,720   Huntington Bancshares, Inc.                                    319,267
     1,700   Marshall & Ilsley Corp.                                        104,431
     3,400   Northern Trust Corp.                                           196,656
    13,500   Pacific Century Financial Corp.                                340,200
     6,300   Regions Financial Corp.                                        181,251

    10                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Portfolio of Investments as of November 30, 2001 Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
    10,100   Union Planters Corp.                                    $      438,441
    59,300   Wachovia Corp.                                               1,835,335
                                                                     --------------
                                                                          5,576,480
-------------------------------------------------------------------------------------
Banks - Smaller  1.0%
     6,760   Associated Banc-Corp.                                          231,665
    15,082   Banknorth Group, Inc.                                          327,431
     7,100   City National Corp.                                            309,205
     9,600   Community First Bankshares, Inc.                               235,584
       500   FirstMerit Corp.                                                12,650
     4,938   Hudson United Bancorp                                          130,857
     7,600   North Fork Bancorp., Inc.                                      230,204
    10,968   Provident Bankshares Corp.                                     253,580
     4,400   Provident Financial Group, Inc.                                 99,792
                                                                     --------------
                                                                          1,830,968
-------------------------------------------------------------------------------------
Financial Companies  8.3%
    14,400   Countrywide Credit Industries, Inc.                            611,712
    41,700   Fannie Mae                                                   3,277,620
    34,100   Freddie Mac                                                  2,256,397
    23,500   Household International, Inc.                                1,386,265
       400   Investors Financial Services Corp.                              26,408
    71,210   J.P. Morgan Chase & Co.                                      2,686,041
    35,200   MBNA Corp.                                                   1,134,848
    47,100   USA Education, Inc.                                          4,006,797
                                                                     --------------
                                                                         15,386,088
-------------------------------------------------------------------------------------
Financial Services - Diversified  10.0%
   162,000   American Express Co.                                         5,331,420
   197,680   Citigroup, Inc.                                              9,468,872
    11,900   Diebold, Inc.                                                  461,601
     2,100   IndyMac Bancorp, Inc.(a)                                        47,649
       100   Providian Financial Corp.                                          267
    59,200   Temple-Inland, Inc.                                          3,382,688
                                                                     --------------
                                                                         18,692,497

    See Notes to Financial Statements                                     11

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Portfolio of Investments as of November 30, 2001 Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Insurance - Accident & Health  3.3%
    10,000   AFLAC, Inc.                                             $      274,000
    64,900   Torchmark Corp.                                              2,560,305
   131,936   UnumProvident Corp.                                          3,403,949
                                                                     --------------
                                                                          6,238,254
-------------------------------------------------------------------------------------
Insurance - Brokers/Services  4.9%
   135,900   Aon Corp.                                                    4,869,297
    51,400   Hilb, Rogal & Hamilton Co.                                   3,054,702
    10,600   Marsh & McLennan Cos., Inc.                                  1,133,882
                                                                     --------------
                                                                          9,057,881
-------------------------------------------------------------------------------------
Insurance - Life  0.9%
       600   Conseco, Inc.                                                    2,538
     1,800   Delphi Financial Group, Inc.                                    59,850
     1,550   Jefferson-Pilot Corp.                                           68,975
    18,400   John Hancock Financial Services, Inc.                          723,856
     9,700   Lincoln National Corp.                                         462,690
    11,100   Protective Life Corp.                                          312,132
                                                                     --------------
                                                                          1,630,041
-------------------------------------------------------------------------------------
Insurance - Multi-Line  25.1%
   188,000   Allstate Corp.                                               6,437,120
       200   Allmerica Financial Corp.                                        8,578
    56,500   American Financial Group, Inc.                               1,388,770
   151,204   American International Group, Inc.                          12,459,210
    54,600   Anthem, Inc.(a)                                              2,776,410
    30,600   CIGNA Corp.                                                  2,791,638
   123,635   CNA Financial Corp.(a)                                       3,461,780
    80,200   Hartford Financial Services Group, Inc.                      4,747,840
   250,500   Max Re Capital Ltd.                                          4,220,925
    98,600   MetLife, Inc.                                                2,704,598
    66,500   PartnerRe Ltd.                                               3,424,750
    61,700   Unitrin, Inc.                                                2,400,130
                                                                     --------------
                                                                         46,821,749

    12                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Portfolio of Investments as of November 30, 2001 Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Insurance - Property & Casualty  7.0%
     9,500   Chubb Corp.                                             $      665,570
    61,000   Everest Re Group, Ltd.                                       4,358,450
    12,900   LandAmerica Financial Group, Inc.                              316,050
     3,800   Leucadia National Corp.                                        101,992
     9,200   Loews Corp.                                                    522,836
    19,800   Old Republic International Corp.                               531,630
     5,700   Progressive Corp.                                              835,221
     7,200   St. Paul Cos., Inc.                                            338,976
       100   Trenwick Group Ltd.                                                894
    58,800   XL Capital Ltd.                                              5,467,224
                                                                     --------------
                                                                         13,138,843
-------------------------------------------------------------------------------------
Insurance - Specialty  1.9%
    89,990   Fidelity National Financial, Inc.                            2,043,673
    15,700   First American Corp.                                           280,245
     3,850   MBIA, Inc.                                                     196,081
     6,100   MGIC Investment Corp.                                          357,155
     7,750   PMI Group, Inc.                                                489,412
     6,100   Radian Group, Inc.                                             233,630
                                                                     --------------
                                                                          3,600,196
-------------------------------------------------------------------------------------
Investment Bankers/Brokers/Services  7.4%
    68,445   Bear Stearns Co., Inc.                                       3,935,587
    60,100   E* TRADE Group, Inc.(a)                                        480,800
    91,300   Edwards (A.G.), Inc.                                         3,889,380
     1,600   Franklin Resources, Inc.                                        57,200
    15,500   Lehman Brothers Holdings, Inc.                               1,025,325
    28,300   Merrill Lynch & Co., Inc.                                    1,417,547
    38,400   Morgan Stanley Dean Witter & Co.                             2,131,200
     5,600   Raymond James Financial, Inc.                                  180,880
    26,350   Schwab (Charles) Corp.                                         378,386
     9,710   SWS Group, Inc.                                                196,628
                                                                     --------------
                                                                         13,692,933
-------------------------------------------------------------------------------------
Investment Managers  0.2%
    13,400   Stilwell Financial Inc.                                        317,848

    See Notes to Financial Statements                                     13

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Portfolio of Investments as of November 30, 2001 Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Mining  1.0%
    89,500   Newmont Mining Corp.                                    $    1,760,465
-------------------------------------------------------------------------------------
Oil & Gas Drilling  1.4%
    95,100   Diamond Offshore Drilling, Inc.                              2,634,270
-------------------------------------------------------------------------------------
Real Estate Investment Trust
       400   Equity Office Properties Trust                                  11,920
-------------------------------------------------------------------------------------
Savings & Loan Associations  2.6%
     1,700   Anchor BanCorp Wisconsin, Inc.                                  30,464
     9,400   Astoria Financial Corp.                                        466,898
     2,201   Charter One Financial, Inc.                                     60,638
     5,600   Commercial Federal Corp.                                       142,464
     7,100   Dime Bancorp, Inc.                                             245,092
     3,600   Dime Community Bancshares                                       90,396
     8,200   Downey Financial Corp.                                         293,560
     3,800   Firstfed Financial Corp.(a)                                     91,010
     7,800   Golden State Bancorp, Inc.                                     193,986
     7,600   Golden West Financial Corp.                                    392,920
    11,300   GreenPoint Financial Corp.                                     404,992
     3,900   MAF Bancorp Inc.                                               113,217
     6,000   Roslyn Bancorp, Inc.                                           105,480
     4,300   TCF Financial Corp.                                            197,585
     3,800   Washington Federal, Inc.                                        93,366
    49,200   Washington Mutual, Inc.                                      1,538,976
    15,000   Webster Financial Corp.                                        457,950
                                                                     --------------
                                                                          4,918,994
                                                                     --------------
             Total long-term investments (cost $155,260,994)            172,126,612
                                                                     --------------

    14                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Financial Services Fund
             Portfolio of Investments as of November 30, 2001 Cont'd.

Principal
Amount
(000)        Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  6.0%
-------------------------------------------------------------------------------------
Repurchase Agreement  6.0%
$   11,160   Joint Repurchase Agreement Account,
              2.12%, 12/3/01
              (cost $11,160,000; Note 5)                             $   11,160,000
                                                                     --------------
             Total Investments  98.4%
              (cost $166,420,994; Note 4)                               183,286,612
             Other assets in excess of liabilities  1.6%                  2,916,218
                                                                     --------------
             Net Assets  100%                                        $  186,202,830
                                                                     --------------
                                                                     --------------

------------------------------
(a) Non-income producing security.
    See Notes to Financial Statements                                     15

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Statement of Assets and Liabilities

                                                               November 30, 2001
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $166,420,994)                         $183,286,612
Cash                                                                     1,599
Receivable for investments sold                                      3,245,938
Receivable for Fund shares sold                                        404,026
Dividends and interest receivable                                      287,967
Prepaid expenses                                                         1,932
                                                               ------------------
      Total assets                                                 187,228,074
                                                               ------------------
LIABILITIES
Payable for Fund shares reacquired                                     675,925
Distribution fee payable                                               118,354
Accrued expenses                                                       117,467
Management fee payable                                                 113,498
                                                               ------------------
      Total liabilities                                              1,025,244
                                                               ------------------
NET ASSETS                                                        $186,202,830
                                                               ------------------
                                                               ------------------
Net assets were comprised of:
   Common stock, at par                                           $    157,403
   Paid-in capital in excess of par                                161,376,961
                                                               ------------------
                                                                   161,534,364
   Accumulated net realized gain on investments                      7,802,848
   Net unrealized appreciation on investments                       16,865,618
                                                               ------------------
Net assets, November 30, 2001                                     $186,202,830
                                                               ------------------
                                                               ------------------

    16                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Statement of Assets and Liabilities Cont'd.

                                                               November 30, 2001
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($36,622,433 / 3,073,536 shares of common stock
      issued and outstanding)                                           $11.92
   Maximum sales charge (5% of offering price)                             .63
                                                               ------------------
   Maximum offering price to public                                     $12.55
                                                               ------------------
                                                               ------------------
Class B:
   Net asset value, offering price and redemption price
      per share ($91,891,932 / 7,790,584 shares of common
      stock issued and outstanding)                                     $11.80
                                                               ------------------
                                                               ------------------
Class C:
   Net asset value and redemption price per share
      ($44,118,740 / 3,740,301 shares of common stock
      issued and outstanding)                                           $11.80
   Sales charge (1% of offering price)                                     .12
                                                               ------------------
   Offering price to public                                             $11.92
                                                               ------------------
                                                               ------------------
Class Z:
   Net asset value, offering price and redemption price
      per share ($13,569,725 / 1,135,907 shares of common
      stock issued and outstanding)                                     $11.95
                                                               ------------------
                                                               ------------------

    See Notes to Financial Statements                                     17

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                November 30, 2001
---------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends                                                       $ 3,258,792
   Interest                                                            318,605
                                                                -----------------
      Total income                                                   3,577,397
                                                                -----------------
Expenses
   Management fee                                                    1,415,085
   Distribution fee--Class A                                            91,118
   Distribution fee--Class B                                           927,746
   Distribution fee--Class C                                           466,008
   Transfer agent's fees and expenses                                  344,000
   Reports to shareholders                                             200,000
   Custodian's fees and expenses                                       146,000
   Registration fees                                                    84,000
   Legal fees and expenses                                              30,000
   Audit fee                                                            26,000
   Directors' fees and expenses                                         13,000
   Miscellaneous                                                        10,009
                                                                -----------------
      Total expenses                                                 3,752,966
                                                                -----------------
Net investment loss                                                   (175,569)
                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment transactions                 11,795,820
Net change in unrealized appreciation (depreciation) on
   investments                                                      (1,281,975)
                                                                -----------------
Net gain on investments                                             10,513,845
                                                                -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $10,338,276
                                                                -----------------
                                                                -----------------

    18                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Statement of Changes in Net Assets

                                                     Year Ended November 30,
                                                ---------------------------------
                                                      2001               2000
---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income (loss)                   $    (175,569)     $    336,359
   Net realized gain (loss) on investments
      and foreign currency transactions              11,795,820           193,464
   Net change in unrealized appreciation
      (depreciation) of investments                  (1,281,975)       21,056,184
                                                -----------------    ------------
   Net increase in net assets resulting from
      operations                                     10,338,276        21,586,007
                                                -----------------    ------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                          (278,539)               --
      Class Z                                          (138,470)               --
                                                -----------------    ------------
                                                       (417,009)               --
                                                -----------------    ------------
Fund share transactions (net of share
conversions) (Note 6)
   Proceeds from shares sold                         79,695,311        77,143,823
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                     397,514                --
   Cost of shares reacquired                        (61,558,560)      (45,164,790)
                                                -----------------    ------------
   Net increase in net assets from Fund share
      transactions                                   18,534,265        31,979,033
                                                -----------------    ------------
Total increase                                       28,455,532        53,565,040
NET ASSETS
Beginning of year                                   157,747,298       104,182,258
                                                -----------------    ------------
End of year(a)                                    $ 186,202,830      $157,747,298
                                                -----------------    ------------
                                                -----------------    ------------
------------------------------
(a) Includes undistributed net investment
    income of:                                    $          --      $    255,495
                                                -----------------    ------------

    See Notes to Financial Statements                                     19

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements

      Prudential Sector Funds, Inc. (the 'Company') is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company presently consists of four Portfolios: Prudential Health Sciences Fund, Prudential Technology Fund, Prudential Utility Fund and Prudential Financial Services Fund (the 'Fund'). The financial statements of the other portfolios are not presented herein. Investment operations for the Fund commenced on June 30, 1999.

      The Fund is non-diversified and its investment objective is long-term capital appreciation. It seeks to achieve this objective by investing primarily in equities of companies in the banking and financial services group of industries.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange and NASDAQ
National Market System securities are valued at the last reported sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices or at the last bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager and subadvisor.

      Short-term securities which mature in more than 60 days are valued by an independent pricing agent or more than one principal market maker. Short-term securities which mature in 60 days or less are valued at amortized cost.

      All securities are valued as of 4:15 P.M., New York time.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
    20

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements Cont'd.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of portfolio securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company's expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at a Portfolio level.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net realized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.
                                                                          21

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements Cont'd.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each Portfolio in the Company is treated as a separate taxpaying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Reclassification of Capital Accounts:    The Company accounts for and
reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect for the Fund of applying this statement was to increase undistributed net investment income by $337,083, decrease accumulated net realized gain on investments by $1,156,299 and increase paid-in capital by $819,216 for reclassification of current net operating losses and redemptions utilized as distributions for federal income tax purposes for the period ended November 30, 2001. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Company has a management agreement for the Fund with Prudential Investments LLC ('PI'), formerly known as Prudential Investment Fund Management LLC. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PI has entered into subadvisory agreements with Prudential Investment Management, Inc. ('PIM'), formerly known as The Prudential Investment Corporation, and Jennison Associates LLC ('Jennison'). Each subadvisor furnishes investment advisory services in connection with the management of a portion of the investment portfolio of the Fund. PI pays for the services of
    22

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements Cont'd.

PIM and Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly at an annual rate of .75 of 1% of the Fund's average daily net assets.

      The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended November 30, 2001.

      PIMS has advised the Fund that it received approximately $230,600 and $110,200 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended November 30, 2001. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended November 30, 2001, it received approximately $319,300 and $39,000 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

      PI, PIM, PIMS and Jennison are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Company, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. Effective September 14, 2001, the maximum commitment under the SCA was increased from $500 million to $930 million through December 31, 2001. Effective January 1, 2002, the commitment will be reduced to $500 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 4, 2002. Prior to March 9, 2001, the maximum commitment was $1 billion.
                                                                          23

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements Cont'd.

All other terms and conditions are unchanged. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions.

      The Fund utilized the line of credit during the year ended November 30, 2001. The average daily balance, for the one day the Fund had debt outstanding during the year, was approximately $7,949,000 at a weighted average interest rate of approximately 5.56%.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company's transfer agent. During the year ended November 30, 2001, the Fund incurred fees of approximately $314,600 for the services of PMFS. As of November 30, 2001, approximately $26,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended November 30, 2001, were $156,512,415 and $146,536,504, respectively.

      The United States federal income tax basis of the Fund's investments at November 30, 2001 was $168,268,162 and, accordingly, net unrealized appreciation for United States federal income tax purposes was $15,018,450 (gross unrealized appreciation--$20,411,408; gross unrealized depreciation--$5,392,958).

      For federal income tax purposes, the Fund utilized approximately $1,767,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended November 30, 2001. The Fund had no remaining capital loss carryforward as of November 30, 2001.

Note 5. Joint Repurchase Agreement Account
The Company, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of November 30, 2001, the Fund had a 1.7% undivided interest in the joint account. The undivided interest for the Fund represents $11,160,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:
    24

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements Cont'd.

      Credit Suisse First Boston Corp., 2.12%, in the principal amount of $95,500,000, repurchase price $95,516,872, due 12/3/01. The value of the collateral including accrued interest was $97,413,779.

      Credit Suisse First Boston Corp., 2.13%, in the principal amount of $114,000,000, repurchase price $114,020,235, due 12/3/01. The value of the collateral including accrued interest was $116,282,800.

      Greenwich Capital Markets, 2.12%, in the principal amount of $209,500,000, repurchase price $209,537,012, due 12/3/01. The value of the collateral including accrued interest was $213,694,091.

      State Street Bank & Trust Co., 2.05%, in the principal amount of $36,440,000, repurchase price $36,446,225, due 12/3/01. The value of the collateral including accrued interest was $37,171,527.

      Warburg Dillon Read, 2.12%, in the principal amount of $209,500,000, repurchase price $209,537,012, due 12/3/01. The value of the collateral including accrued interest was $213,690,510.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 400 million shares of $.01 par value per share common stock authorized, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 100 million authorized shares.

      Transactions in shares of common stock were as follows:

Class A                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended November 30, 2001:
Shares sold                                                    1,681,336    $ 20,126,820
Shares issued in reinvestment of distributions                    21,527         261,027
Shares reacquired                                             (1,472,108)    (17,289,817)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     230,755       3,098,030
Shares issued upon conversion and/or exchange from Class B       251,242       2,973,472
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    481,997    $  6,071,502
                                                              ----------    ------------
                                                              ----------    ------------

                                                                          25

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements Cont'd.

Class A                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended November 30, 2000:
Shares sold                                                    1,532,922    $ 14,673,571
Shares reacquired                                             (1,416,924)    (13,146,321)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     115,998       1,527,250
Shares issued upon conversion and/or exchange from Class B       118,748       1,194,926
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    234,746    $  2,722,176
                                                              ----------    ------------
                                                              ----------    ------------
Class B
------------------------------------------------------------
Year ended November 30, 2001:
Shares sold                                                    2,825,148    $ 33,578,547
Shares reacquired                                             (1,891,186)    (21,898,639)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     933,962      11,679,908
Shares reacquired upon conversion and/or exchange into Class
  A                                                             (253,326)     (2,973,472)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    680,636    $  8,706,436
                                                              ----------    ------------
                                                              ----------    ------------
Year ended November 30, 2000:
Shares sold                                                    3,643,320    $ 34,902,776
Shares reacquired                                             (1,801,593)    (16,777,278)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   1,841,727      18,125,498
Shares reacquired upon conversion and/or exchange into Class
  A                                                             (119,587)     (1,194,926)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  1,722,140    $ 16,930,572
                                                              ----------    ------------
                                                              ----------    ------------
Class C
------------------------------------------------------------
Year ended November 30, 2001:
Shares sold                                                    1,174,365    $ 13,989,765
Shares reacquired                                             (1,163,549)    (13,496,572)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                     10,816    $    493,193
                                                              ----------    ------------
                                                              ----------    ------------
Year ended November 30, 2000:
Shares sold                                                    1,952,681    $ 18,766,546
Shares reacquired                                             (1,111,471)    (10,197,497)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    841,210    $  8,569,049
                                                              ----------    ------------
                                                              ----------    ------------
Class Z
------------------------------------------------------------
Year ended November 30, 2001:
Shares sold                                                    1,003,424    $ 12,000,179
Shares issued in reinvestment of distributions                    11,253         136,487
Shares reacquired                                               (753,487)     (8,873,532)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    261,190    $  3,263,134
                                                              ----------    ------------
                                                              ----------    ------------
Year ended November 30, 2000:
Shares sold                                                      863,383    $  8,800,930
Shares reacquired                                               (516,392)     (5,043,694)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    346,991    $  3,757,236
                                                              ----------    ------------
                                                              ----------    ------------

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Financial Highlights

                                                       Class A
                                ------------------------------------------------------
                                            Year Ended
                                           November 30,               June 30,1999(c)
                                ----------------------------------        Through
                                      2001(e)            2000(e)     November 30, 1999
--------------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of
   period                             $  11.11           $  9.36          $ 10.00
                                      --------         -----------       --------
Income from investment
   operations
Net investment income                      .05               .08               --(b)
Net realized and unrealized
   gain (loss) on investment
   transactions                            .86              1.67             (.64)
                                      --------         -----------       --------
   Total from investment
      operations                           .91              1.75             (.64)
                                      --------         -----------       --------
Less distributions
Dividends from net investment
   income                                 (.10)               --               --
                                      --------         -----------       --------
Net asset value, end of period        $  11.92           $ 11.11          $  9.36
                                      --------         -----------       --------
                                      --------         -----------       --------
TOTAL INVESTMENT RETURN(a)                8.06%            18.80%           (6.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000)                                 $ 36,622           $28,801          $22,050
Average net assets (000)              $ 36,447           $22,614          $21,235
Ratios to average net assets:
   Expenses, including
      distribution and service
      (12b-1) fees                        1.45%             1.33%(f)         1.58%(d)(f)
   Expenses, excluding
      distribution and service
      (12b-1) fees                        1.20%             1.08%(f)         1.33%(d)(f)
   Net investment income                   .44%              .83%(f)          .09%(d)(f)
For Class A, B, C and Z
shares:
   Portfolio turnover rate                  81%               85%              39%

------------------------------
(a) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return for periods of less than one full year are not annualized.
(b) Less than $.005 per share.
(c) Commencement of investment operations.
(d) Annualized.
(e) Based on average shares outstanding during the year.
(f) Net of management fee waiver.
    See Notes to Financial Statements                                     27

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Financial Highlights Cont'd.

                                                       Class B
                                ------------------------------------------------------
                                            Year Ended
                                           November 30,               June 30,1999(b)
                                ----------------------------------        Through
                                      2001(d)            2000(d)     November 30, 1999
--------------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of
   period                             $  11.00           $  9.33          $ 10.00
                                      --------         -----------       --------
Income from investment
   operations
Net investment income (loss)              (.04)              .01             (.02)
Net realized and unrealized
   gain (loss) on investment
   transactions                            .84              1.66             (.65)
                                      --------         -----------       --------
   Total from investment
      operations                           .80              1.67             (.67)
                                      --------         -----------       --------
Net asset value, end of period        $  11.80           $ 11.00          $  9.33
                                      --------         -----------       --------
                                      --------         -----------       --------
TOTAL INVESTMENT RETURN(a)                7.27%            17.90%           (6.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000)                                 $ 91,892           $78,182          $50,252
Average net assets (000)              $ 92,775           $59,442          $44,194
Ratios to average net assets:
   Expenses, including
      distribution and service
      (12b-1) fees                        2.20%             2.08%(e)         2.33%(c)(e)
   Expenses, excluding
      distribution and service
      (12b-1) fees                        1.20%             1.08%(e)         1.33%(c)(e)
   Net investment
      income/(loss)                       (.31)%             .09%(e)         (.69)%(c)(e)

------------------------------
(a) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return for periods of less than one full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Based on average shares outstanding during the year.
(e) Net of management fee waiver.
    28                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Financial Highlights Cont'd.

                                                       Class C
                                ------------------------------------------------------
                                            Year Ended
                                           November 30,               June 30,1999(b)
                                ----------------------------------        Through
                                      2001(d)            2000(d)     November 30, 1999
--------------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of
   period                             $  11.00           $  9.33          $ 10.00
                                      --------         -----------       --------
Income from investment
   operations
Net investment income gain
   (loss)                                 (.04)              .01             (.02)
Net realized and unrealized
   gain (loss) on investment
   transactions                            .84              1.66             (.65)
                                      --------         -----------       --------
   Total from investment
      operations                           .80              1.67             (.67)
                                      --------         -----------       --------
Net asset value, end of period        $  11.80           $ 11.00          $  9.33
                                      --------         -----------       --------
                                      --------         -----------       --------
TOTAL INVESTMENT RETURN(a)                7.27%            17.90%           (6.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000)                                 $ 44,119           $41,011          $26,939
Average net assets (000)              $ 46,601           $30,639          $25,325
Ratios to average net assets:
   Expenses, including
      distribution and service
      (12b-1) fees                        2.20%             2.08%(e)         2.33%(c)(e)
   Expenses, excluding
      distribution and service
      (12b-1) fees                        1.20%             1.08%(e)         1.33%(c)(e)
   Net investment
      income/(loss)                       (.30)%             .09%(e)         (.66)%(c)(e)

------------------------------
(a) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return for periods of less than one full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Based on average shares outstanding during the year.
(e) Net of management fee waiver.
    See Notes to Financial Statements                                     29

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Financial Highlights Cont'd.

                                                       Class Z
                                ------------------------------------------------------
                                            Year Ended
                                           November 30,               June 30,1999(b)
                                ----------------------------------        Through
                                      2001(d)            2000(d)     November 30, 1999
--------------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of
   period                             $  11.15           $  9.36          $ 10.00
                                      --------         -----------       --------
Income from investment
   operations
Net investment income                      .08               .11              .01
Net realized and unrealized
   gain (loss) on investment
   transactions                            .86              1.68             (.65)
                                      --------         -----------       --------
   Total from investment
      operations                           .94              1.79             (.64)
                                      --------         -----------       --------
Less distributions
Dividends from net investment
   income                                 (.14)               --               --
                                      --------         -----------       --------
Net asset value, end of period        $  11.95           $ 11.15          $  9.36
                                      --------         -----------       --------
                                      --------         -----------       --------
TOTAL INVESTMENT RETURN(a)                8.30%            19.10%           (6.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000)                                 $ 13,570           $ 9,753          $ 4,941
Average net assets (000)              $ 12,855           $ 5,913          $ 4,972
Ratios to average net assets:
   Expenses, including
      distribution and service
      (12b-1) fees                        1.20%             1.08%(e)         1.33%(c)(e)
   Expenses, excluding
      distribution and service
      (12b-1) fees                        1.20%             1.08%(e)         1.33%(c)(e)
   Net investment income                   .70%             1.13%(e)          .35%(c)(e)

------------------------------
(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return for periods of less than one full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Based on average shares outstanding during the year.
(e) Net of management fee waiver.
    30                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential Sector Funds, Inc.--Prudential Financial Services Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Sector Funds, Inc.--Prudential Financial Services Fund (the 'Fund') at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
January 18, 2002
                                                                          31

       Prudential Sector Funds, Inc.     Prudential Financial Services Fund
             Tax Information (Unaudited)

      We are required by Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (November 30, 2001) as to the federal tax status of dividends paid by the Fund during its fiscal year ended November 30, 2001.

      During the fiscal year ended November 30, 2001, the Fund paid dividends of $.10 per Class A share and $.14 per Class Z share which represent dividends from ordinary income (net investment income and short-term capital gains). The Fund utilized redemptions as distributions in the amount of $.01 of short-term capital gains and $.04 of long-term capital gains for each class of shares. Further, we wish to advise you that 88.29% of the ordinary income dividends paid in the fiscal year ended November 30, 2001, qualified for the corporate dividends received deduction available to corporate taxpayers.

      For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.
    32

Prudential Sector Funds, Inc. Prudential Financial Services Fund

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential
Mutual Funds, you receive financial
advice from a Prudential Securities
Financial Advisor or Pruco
Securities registered
representative. Your financial
professional can provide you with
the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK
WORTH IT?
Your financial professional can
help you match the reward you seek
with the risk you can tolerate.
Risk can be difficult to gauge--
sometimes even the simplest
investments bear surprising risks.
The educated investor knows that
markets seldom move in just one
direction. There are times when a
market sector or asset class will
lose value or provide little in the
way of total return. Managing your
own expectations is easier with
help from someone who understands
the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help
you wade through the numerous
available mutual funds to find the
ones that fit your individual
investment profile and risk tolerance.
While the newspapers and popular
magazines are full of advice about
investing, they are aimed at
generic groups of people or representative individuals--not at you personally.
Your financial professional will
review your investment objectives
with you. This means you can make
financial decisions based on the
assets and liabilities in your
current portfolio and your risk
tolerance--not just based on the
current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle
and selling at the bottom are among
the most common investor mistakes.
But sometimes it's difficult to
hold on to an investment when it's
losing value every month. Your
financial professional can answer
questions when you're confused or
worried about your investment, and
should remind you that you're
investing for the long haul.

Prudential Sector Funds, Inc. Prudential Financial Services Fund

Class A  Growth of a $10,000 Investment

              (GRAPH)

Average Annual Total Returns as of 11/30/01
                      One Year  Five Years  Ten Years  Since Inception
With Sales Charge       2.66%      N/A        N/A        5.62% (5.54)
Without Sales Charge    8.06%      N/A        N/A        7.88% (7.80)

Past performance is not indicative
of future results. Principal and
investment return will fluctuate so
that an investor's shares, when
redeemed, may be worth more or less
than their original cost. The graph
compares a $10,000 investment in
the Prudential Financial Services
Fund (Class A shares) with a
similar investment in the Standard
& Poor's SuperComposite 1500 Index
(S&P SuperComposite 1500 Index) and
the Standard & Poor's
SuperComposite Financials Index
(S&P SC Financials Index) by
portraying the initial account
values at the commencement of
operations of Class A shares (June
30, 1999) and the account values at
the end of the current fiscal year
(November 30, 2001), as measured on
a quarterly basis. For purposes of
the graph, and unless otherwise
indicated, it has been assumed that
(a) the maximum applicable front-
end sales charge was deducted from
the initial $10,000 investment in
Class A shares; (b) all recurring
fees (including management fees)
were deducted; and (c) all
dividends and distributions were
reinvested. The average annual
total returns in the table and the
returns on investment in the graph
do not reflect the deduction of
taxes that a shareholder would pay
on fund distributions or following
the redemption of fund shares.
Without waiver of management fees
and/or expense subsidization, the
Fund's average annual total returns
would have been lower, as indicated
in parentheses.

The S&P SuperComposite 1500 Index
is an unmanaged index that is a
combination of the S&P 500 Index
(Standard & Poor's 500 Composite
Stock Price Index), which comprises
500 large, established, publicly
traded stocks; the S&P Mid-Cap 400
Index, which measures the
performance of the 400 largest
companies outside the S&P 500
Index; and the S&P SmallCap 600
Index, which comprises 600 small-
capitalization stocks. The S&P SC
Financials Index is an unmanaged
capitalization-weighted index that
measures the performance of the
financials sector of the S&P
SuperComposite 1500 Index. The
Indexes' total returns include the
reinvestment of all dividends, but
do not include the effect of sales
charges or operating expenses of a
mutual fund or taxes. These returns
would be lower if they included the
effect of sales charges or
operating expenses or taxes. The
securities that comprise the
Indexes may differ from the
securities in the Fund. These
indexes are not the only ones that
may be used to characterize
performance of stock funds, and
other indexes may portray different
comparative performance. Investors
cannot invest directly in an index.
This graph is furnished to you in
accordance with Securities and
Exchange Commission (SEC)
regulations.

                  www.PruFN.com  (800) 225-1852

Class B     Growth of a $10,000 Investment

                     (GRAPH)

Average Annual Total Returns as of 11/30/01
                      One Year  Five Years  Ten Years  Since Inception
With Sales Charge       2.27%      N/A         N/A       5.94% (5.86)
Without Sales Charge    7.27%      N/A         N/A       7.07% (6.99)

Past performance is not indicative
of future results. Principal and
investment return will fluctuate so
that an investor's shares, when
redeemed, may be worth more or less
than their original cost. The graph
compares a $10,000 investment in
the Prudential Financial Services
Fund (Class B shares) with a
similar investment in the Standard
& Poor's SuperComposite 1500 Index
(S&P SuperComposite 1500 Index) and
the Standard & Poor's
SuperComposite Financials Index
(S&P SC Financials Index) by
portraying the initial account
values at the commencement of
operations of Class B shares (June
30, 1999) and the account values at
the end of the current fiscal year
(November 30, 2001), as measured on
a quarterly basis. For purposes of
the graph, and unless otherwise
indicated, it has been assumed that
(a) the applicable contingent
deferred sales charge was deducted
from the value of the investment in
Class B shares, assuming full
redemption on November 30, 2001;
(b) all recurring fees (including
management fees) were deducted; and
(c) all dividends and distributions
were reinvested. Approximately
seven years after purchase, Class B
shares will automatically convert
to Class A shares on a quarterly
basis. The average annual total
returns in the table and the
returns on investment in the graph
do not reflect the deduction of
taxes that a shareholder would pay
on fund distributions or following
the redemption of fund shares.
Without waiver of management fees
and/or expense subsidization, the
Fund's average annual total returns
would have been lower, as indicated
in parentheses.

The S&P SuperComposite 1500 Index
is an unmanaged index that is a
combination of the S&P 500 Index,
which comprises 500 large,
established, publicly traded
stocks; the S&P Mid-Cap 400 Index,
which measures the performance of
the 400 largest companies outside
the S&P 500 Index; and the S&P
SmallCap 600 Index, which comprises
600 small-capitalization stocks.
The S&P SC Financials Index is an
unmanaged capitalization-weighted
index that measures the performance
of the financials sector of the S&P
SuperComposite 1500 Index. The
Indexes' total returns include the
reinvestment of all dividends, but
do not include the effect of sales
charges or operating expenses of a
mutual fund or taxes. These returns
would be lower if they included the
effect of sales charges or
operating expenses or taxes. The
securities that comprise the
Indexes may differ from the
securities in the Fund. These
indexes are not the only ones that
may be used to characterize
performance of stock funds, and
other indexes may portray different
comparative performance. Investors
cannot invest directly in an index.
This graph is furnished to you in
accordance with Securities and
Exchange Commission (SEC)
regulations.

Prudential Sector Funds, Inc. Prudential Financial Services Fund

Class C     Growth of a $10,000 Investment

               (GRAPH)

Average Annual Total Returns as of 11/30/01
                      One Year  Five Years  Ten Years  Since Inception
With Sales Charge       5.21%      N/A        N/A        6.63% (6.55)
Without Sales Charge    7.27%      N/A        N/A        7.07% (6.99)

Past performance is not indicative
of future results. Principal and
investment return will fluctuate so
that an investor's shares, when
redeemed, may be worth more or less
than their original cost. The graph
compares a $10,000 investment in
the Prudential Financial Services
Fund (Class C shares) with a
similar investment in the Standard
& Poor's SuperComposite 1500 Index
(S&P SuperComposite 1500 Index) and
the Standard & Poor's
SuperComposite Financials Index
(S&P SC Financials Index) by
portraying the initial account
values at the commencement of
operations of Class C shares (June
30, 1999) and the account values at
the end of the current fiscal year
(November 30, 2001), as measured on
a quarterly basis. For purposes of
the graph, and unless otherwise
indicated, it has been assumed that
(a) the applicable front-end sales
charge was deducted from the
initial $10,000 investment in Class
C shares; (b) the applicable
contingent deferred sales charge
was deducted from the value of the
investment in Class C shares,
assuming full redemption on
November 30, 2001; (c) all
recurring fees (including
management fees) were deducted; and
(d) all dividends and distributions
were reinvested. The average annual
total returns in the table and the
returns on investment in the graph
do not reflect the deduction of
taxes that a shareholder would pay
on fund distributions or following
the redemption of fund shares.
Without waiver of management fees
and/or expense subsidization, the
Fund's average annual total returns
would have been lower, as indicated
in parentheses.

The S&P SuperComposite 1500 Index
is an unmanaged index that is a
combination of the S&P 500 Index,
which comprises 500 large,
established, publicly traded
stocks; the S&P Mid-Cap 400 Index,
which measures the performance of
the 400 largest companies outside
the S&P 500 Index; and the S&P
SmallCap 600 Index, which comprises
600 small-capitalization stocks.
The S&P SC Financials Index is an
unmanaged capitalization-weighted
index that measures the performance
of the financials sector of the S&P
SuperComposite 1500 Index. The
Indexes' total returns include the
reinvestment of all dividends, but
do not include the effect of sales
charges or operating expenses of a
mutual fund or taxes. These returns
would be lower if they included the
effect of sales charges or
operating expenses or taxes. The
securities that comprise the
Indexes may differ from the
securities in the Fund. These
indexes are not the only ones that
may be used to characterize
performance of stock funds, and
other indexes may portray different
comparative performance. Investors
cannot invest directly in an index.
This graph is furnished to you in
accordance with Securities and
Exchange Commission (SEC)
regulations.

               www.PruFN.com  (800) 225-1852

Class Z     Growth of a $10,000 Investment

                   (GRAPH)

Average Annual Total Returns as of 11/30/01
   One Year  Five Years  Ten Years  Since Inception
     8.30%      N/A        N/A        8.13% (8.06)

Past performance is not indicative
of future results. Principal and
investment return will fluctuate so
that an investor's shares, when
redeemed, may be worth more or less
than their original cost. The graph
compares a $10,000 investment in
the Prudential Financial Services
Fund (Class Z shares) with a
similar investment in the Standard
& Poor's SuperComposite 1500 Index
(S&P SuperComposite 1500 Index) and
the Standard & Poor's
SuperComposite Financials Index
(S&P SC Financials Index)  by
portraying the initial account
values at the commencement of
operations of Class Z shares (June
30, 1999) and the account values at
the end of the current fiscal year
(November 30, 2001), as measured on
a quarterly basis. For purposes of
the graph, and unless otherwise
indicated, it has been assumed that
(a) all recurring fees (including
management fees) were deducted, and
(b) all dividends and distributions
were reinvested. Class Z shares are
not subject to a sales charge or
distribution and service (12b-1)
fees. The average annual total
returns in the table and the
returns on investment in the graph
do not reflect the deduction of
taxes that a shareholder would pay
on fund distributions or following
the redemption of fund shares.
Without waiver of management fees
and/or expenses subsidization, the
Fund's average annual total returns
would have been lower, as indicated
in parentheses.

The S&P SuperComposite 1500 Index
is an unmanaged index that is a
combination of the S&P 500 Index,
which comprises 500 large,
established, publicly traded
stocks; the S&P Mid-Cap 400 Index,
which measures the performance of
the 400 largest companies outside
of the S&P 500; and the S&P
SmallCap 600 Index, which comprises
600 small-capitalization stocks.
The S&P SC Financials Index is an
unmanaged capitalization-weighted
index that measures the performance
of the financials sector of the S&P
SuperComposite 1500 Index. The
Indexes' total returns include the
reinvestment of all dividends, but
do not include the effect of sales
charges or operating expenses of a
mutual fund or taxes. These returns
would be lower if they included the
effect of sales charges or
operating expenses or taxes. The
securities that comprise the
Indexes may differ from the
securities in the Fund. These
indexes are not the only ones that
may be used to characterize
performance of stock funds, and
other indexes may portray different
comparative performance. Investors
cannot invest directly in an index.
This graph is furnished to you in
accordance with Securities and
Exchange Commission (SEC)
regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.PruFN.com

DIRECTORS
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
Maria G. Master, Assistant Secretary
William V. Healey, Assistant Secretary

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISERS
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017
Prudential Investment Management, Inc.
Prudential Plaza
Newark, NJ 07102-3777

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols    Nasdaq       CUSIP
  Class A       PFSAX     74437K103
  Class B       PUFBX     74437K202
  Class C       PUFCX     74437K301
  Class Z       PFSZX     74437K400

MF188E  IFS-A068014